UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3347

Safeco Money Market Trust

(Exact name of registrant as specified in charter)

4854 154th Pl NE, Redmond, WA 98052

(Address of principal executive offices) (Zip code)

Roger F. Harbin

4854 154th Pl NE, Redmond, WA 98052

(Name and address of agent for service)

Registrant’s telephone number, including area code: 425-376-8055

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

ITEM 1. REPORT TO SHAREHOLDERS

Safeco Mutual Funds

Semiannual Report

Safeco Fixed-Income Funds

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of June 30, 2004

How did the Fund perform?

Year-to-date performance of the fund has exceeded both the benchmark, the Merrill Lynch High-Yield Master II Index, and the high-yield peer median.

What Factors impacted the Fund’s performance?

Our credit selection and overweight in CCC-rated bonds largely accounted for the Fund’s good relative performance during the first half of the year. We likely removed the overweight in CCC too soon and missed the rally during the last part of the second quarter.

Nine of our holdings announced refinancing and/or tenders, which provided a positive “pop” to returns reflecting our credit picks. Two negative credit events were Pegasus Satellite, which deteriorated quickly, and in MCI stock we received in exchange for WorldCom bonds. The latter declined as short-term bankruptcy investors sold the stock and long-term holders have been slow to add positions in a difficult sector.

What changes did you make to the Fund and why?

The number of overall holdings has been reduced to a more manageable level, between 100 and 120 positions. Diversification remained strong as we trimmed larger holdings and selectively added to several top-25 positions. No bond exceeds 2% of assets and we continue to reduce the percentage of our asset level in the top 10.

We continue to overweight industrial and cyclical sectors, underweight defensive sectors and BB-rated credits, and maintain a shorter duration versus our benchmark. Our overall yield-to-maturity and coupon return to shareholders are close to or exceed the benchmark. We achieve this by holding high coupon “cushion” bonds likely to be called in the near term.

High-yield bonds, especially those rated BB, will be hurt as Treasury rates rise at this point in the cycle. The effort to counteract rising interest rates is three-fold. First, underweighting BB-rated issues and slightly shorten the duration. Second, adding adjustable rate bonds to offset the Federal Reserve rate increases. Finally, identifying near-term credit upgrade candidates not fully reflected in the market. The latter is admittedly difficult in this fairly valued market.

Gregory Card, CFA—Portfolio Manager

Beverly R. Denny, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

Safeco High-Yield Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco High-Yield Bond Fund	1.44%	11.67%	0.74%	4.60%
Merrill Lynch High-Yield Master II Index	1.36%	10.19%	4.79%	7.50%
Lipper, Inc. (High Current Yield Funds)	1.15%	9.63%	3.48%	5.45%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	6.93%
Weighted Average Maturity	5.33 years

TOP FIVE INDUSTRIES	Percent of Net Assets
Integrated Telecommunications Services	6.0%
Metal & Glass Containers	5.8
Specialty Stores	4.5
Auto Parts & Equipment	4.0
Electric Utilities	3.7

TOP FIVE HOLDINGS	Percent of Net Assets
Champion Enterprises, Inc. (Homebuilding)	1.6%
LCI International, Inc. (Integrated Telecommunications Services)	1.6
Cogentrix Energy, Inc. (Multi-Utilities & Unregulated Power)	1.4
Graham Packaging Co., Inc. (Paper Packaging)	1.4
AMF Bowling Worldwide, Inc. (Leisure Facilities)	1.2

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Interface, Inc.	$1,000
AMF Bowling Worldwide, Inc.	650
Petro Stopping Centers, LP	513
BCP Caylux Holdings Luxembourg SCA	508
American Casino & Entertainment Properties, LLC	500

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Interface, Inc.	$598
Schuler Homes, Inc.	583
Nalco Co.	527
NRG Energy, Inc.	526
Petrozuata Finance, Inc.	524

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—81.5%

Advertising—0.9%
$300,000	^	Advanstar, Inc. 15.00% beg. 10/15/05 Step Bond due 10/15/11	$242
100,000		Penton Media, Inc. 11.875%, due 10/01/07	101

Agricultural Products—2.6%
250,000	#	Gold Kist, Inc. (144A) 10.25%, due 3/15/14 (acquired 3/05/04) (cost $246,175)	271
250,000		Hines Nurseries, Inc. 10.25%, due 10/01/11	272
400,000		Seminis, Inc. 10.25%, due 10/01/13	435

Airlines—0.3%
100,000		Continental Airlines, Inc. 7.568%, due 12/01/06	75
50,000		Northwest Airlines Corp. 7.625% to 11/15/08 Step Bond due 11/15/23	40

Apparel, Accessories & Luxury Goods—0.7%
250,000		Perry Ellis International, Inc. 8.875%, due 9/15/13	258

Auto Parts & Equipment—3.4%
450,000		Accuride Corp. 9.25%, due 2/01/08	459
400,000		Collins & Aikman Corp. 10.75%, due 12/31/11	402
162,000		HLI Operating Co., Inc. 10.50%, due 6/15/10	182
250,000		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	254

Broadcasting & Cable TV—1.1%
200,000		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	168
250,000	#	Kabel Deutschland GmbH (144A) 10.625%, due 7/01/14 (acquired 6/24/04) (cost $250,000)	257

Casinos & Gaming—1.4%
300,000	#	Inn of the Mountain Gods Resort & Casino (144A) 12.00%, due 11/15/10 (acquired 10/21/03) (cost $300,000)	333

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Casinos & Gaming—(continued)
$200,000	#	Premier Entertainment Biloxi, LLC (144A) 10.75%, due 2/01/12 (acquired 3/16/04) (cost $216,000)	$210

Catalog Retail—0.7%
250,000		Jafra Cosmetics International, Inc. 10.75%, due 5/15/11	279

Commodity Chemicals—2.1%
400,000		Resolution Performance Products, LLC 9.50%, due 4/15/10	412
400,000		Tekni-Plex, Inc. 12.75%, due 6/15/10	384

Communication Equipment—0.7%
250,000		General Cable Corp. 9.50%, due 11/15/10	269

Computer Hardware—1.1%
400,000	#	Stratus Technologies, Inc. (144A) 10.375%, due 12/01/08 (acquired 11/06/03) (cost $400,000)	410

Construction & Engineering—1.0%
200,000	#	J Ray McDermott SA (144A) 11.00%, due 12/15/13 (acquired 11/21/03) (cost $194,128)	193
162,000		URS Corp. 11.50%, due 9/15/09	186

Construction & Farm Machinery & Heavy Trucks—0.7%
250,000		NMHG Holding Co. 10.00%, due 5/15/09	275

Construction Materials—2.2%
350,000	#	Case New Holland, Inc. (144A) 9.25%, due 8/01/11 (acquired 6/25/04) (cost $371,000)	367
400,000		Texas Industries, Inc. 10.25%, due 6/15/11	446

Consumer Finance—1.0%
350,000	#	BCP Caylux Holdings Luxembourg SCA (144A) 9.625%, due 6/15/14 (acquired 6/03/04) (cost $358,438)	363

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Distributors—2.1%
$400,000		Adesa, Inc. 7.625%, due 6/15/12	$403
375,000		Wesco Distribution, Inc. 9.125%, due 6/01/08	386

Diversified Chemicals—0.4%
150,000		Terra Capital, Inc. 11.50%, due 6/01/10	164

Diversified Commercial Services—2.9%
250,000		Jacuzzi Brands, Inc. 9.625%, due 7/01/10	267
250,000		Mobile Mini, Inc. 9.50%, due 7/01/13	274
300,000		Quintiles Transnational Corp. 10.00%, due 10/01/13	297
250,000		Williams Scotsman, Inc. 9.875%, due 6/01/07	248

Electric Utilities—2.5%
200,000	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 10/09/03) (cost $212,500)	214
100,000	#	Calpine Corp. (144A) 8.50%, due 7/15/10 (acquired 10/09/03) (cost $95,750)	83
300,000		Centerpoint Energy, Inc. 3.75%, due 5/15/23	340
300,000		Reliant Resources, Inc. 9.50%, due 7/15/13	323

Electronic Equipment Manufacturers—0.2%
100,000	#	Graftech International, Ltd. (144A) 1.625%, due 1/15/24 (acquired 1/22/04) (cost $110,500)	90

Environmental Services—0.7%
250,000		Casella Waste Systems, Inc. 9.75%, due 2/01/13	270

Fertilizers & Agricultural Chemicals—1.4%
350,000	#	Fertinitro Finance, Inc. (144A) 8.29%, due 4/01/20 (acquired 9/12/03) (cost $201,500)	277
250,000		United Industries Corp. 9.875%, due 4/01/09	260

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—1.1%
$200,000	#	Dynegy Holdings, Inc. (144A) 9.875%, due 7/15/10 (acquired 10/09/03) (cost $215,500)	$215
168,000		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	200

Health Care Distributors—2.9%
400,000	#	IASIS Healthcare, LLC (144A) 8.75%, due 6/15/14 (acquired 6/10/04) (cost $400,000)	409
250,000	#	Medical Device Manufacturing, Inc. (144A) 10.00%, due 7/15/12 (acquired 6/23/04) (cost $250,000)	255
500,000		Rural/Metro Corp. 7.875%, due 3/15/08	435

Health Care Equipment—1.2%
227,900		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	261
250,000	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03) (cost $118,588)	192

Health Care Facilities—2.9%
400,000		Healthsouth Corp. 8.50%, due 2/01/08	394
250,000		Psychiatric Solutions, Inc. 10.625%, due 6/15/13	284
400,000	#	Tenet Healthcare Corp. (144A) 9.875%, due 7/01/14 (acquired 6/15/04) (cost $390,696)	407

Homebuilding—2.6%
650,000		Champion Enterprises, Inc. 7.625%, due 5/15/09	611
350,000		D.R. Horton, Inc. 8.50%, due 4/15/12	387

Household Products—0.5%
250,000		Johnsondiversey, Inc. 10.67% beg. 5/15/07 Step Bond due 5/15/13	193

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Housewares & Specialties—0.6%
$250,000	#	Vitro SA de CV (144A) 11.75%, due 11/01/13 (acquired 10/15/03) (cost $246,390)	$229

Industrial Machinery—0.7%
250,000		National Waterworks, Inc. 10.50%, due 12/01/12	277

Integrated Oil & Gas—0.7%
300,000	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03) (cost $178,500)	269

Integrated Telecommunications Services—5.4%
200,000		Alaska Communications Systems Holdings Group, Inc. 9.875%, due 8/15/11	209
300,000		Call-Net Enterprises, Inc. 10.625%, due 12/31/08	299
250,000		FairPoint Communications, Inc. 11.875%, due 3/01/10	286
250,000		FairPoint Communications, Inc. 12.50%, due 5/01/10	266
650,000		LCI International, Inc. 7.25%, due 6/15/07	588
110,854		MCI, Inc. 5.908%, due 5/01/07	108
854		MCI, Inc. 6.688%, due 5/01/09	1
18		MCI, Inc. 7.735%, due 5/01/14	0
250,000	#	Qwest Corp. (144A) 9.125%, due 3/15/12 (acquired 8/28/03) (cost $271,250)	270

Leisure Facilities—1.5%
450,000	#	AMF Bowling Worldwide, Inc. (144A) 10.00%, due 3/01/10 (acquired 2/19/04) (cost $450,000)	461
100,000	#	Global Cash Acces, LLC/Global Cash Finance Corp. (144A) 8.75%, due 3/15/12 (acquired 3/04/04) (cost $100,000)	104

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Leisure Products—0.6%
$250,000	#	Warner Music Group (144A) 7.375%, due 4/15/14 (acquired 4/01/04) (cost $250,000)	$241

Metal & Glass Containers—5.3%
100,000		BWAY Corp. 10.00%, due 10/15/10	105
400,000		Constar International, Inc. 11.00%, due 12/01/12	374
250,000		Crown Holdings, Inc. 10.875%, due 3/01/13	285
400,000	#	Hylsa SA de CV (144A) 10.50%, due 12/15/10 (acquired 6/10/04) (cost $380,000)	388
300,000	#	Neenah Corp. (144A) 11.00%, due 9/30/10 (acquired 10/16/03) (cost $300,919)	318
100,000		Pliant Corp. 11.125%, due 9/01/09	107
450,000	#	Solo Cup Co. (144A) 8.50%, due 2/15/14 (acquired 2/12/04) (cost $440,000)	419

Movies & Entertainment—0.4%
190,000		Muzak Holdings Finance Corp. 13.00% beg. 3/15/04 Step Bond due 3/15/10	167

Multi-Utilities & Unregulated Power—1.4%
500,000		Cogentrix Energy, Inc. 8.75%, due 10/15/08	516

Oil & Gas Drilling—0.6%
250,000		Grey Wolf, Inc. 3.75%, due 5/07/23	234

Oil & Gas Equipment & Services—1.1%
400,000		Petroleum Geo-Services ASA 10.00%, due 11/05/10	414

Oil & Gas Exploration & Production—0.8%
300,000		Harvest Natural Resources, Inc. 9.375%, due 11/01/07	306

Oil & Gas Refining, Marketing & Transportation—1.1%
350,000		CITGO Petroleum Corp. 11.375%, due 2/01/11	406

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Paper Packaging—2.0%
$ 500,000		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	$514
250,000		Norske Skog Canada, Ltd. 7.375%, due 3/01/14	242

Paper Products—1.1%
400,000	#	Abitibi-Consolidated, Inc.(144A) 5.02%, due 6/15/11 (acquired 6/10/04) (cost $400,000)	401

Personal Products—0.7%
250,000		Herbalife International, Inc. 11.75%, due 7/15/10	285

Property & Casualty Insurance—0.7%
250,000		Crum & Forster Holdings Corp. 10.375%, due 6/15/13	273

Publishing—0.7%
250,000		Houghton Mifflin Co. 9.875%, due 2/01/13	250

Restaurants—3.3%
250,000		Buffets, Inc. 11.25%, due 7/15/10	261
194,000		Carrols Corp. 9.50%, due 12/01/08	201
400,000	#	Friendly Ice Cream Corp.(144A) 8.375%, due 6/15/12 (acquired 3/03/04) (cost $400,000)	388
400,000	#	Vicorp Restaurants, Inc.(144A) 10.50%, due 4/15/11 (acquired 4/06/04) (cost $395,164)	398

Specialized Finance—0.7%
100,000	#	New ASAT Finance, Ltd. (144A) 9.25%, due 2/01/11 (acquired 1/16/04) (cost $100,000)	99
150,000		UCAR Finance, Inc. 10.25%, due 2/15/12	167

Specialty Chemicals—1.1%
300,000		Huntsman International, LLC 10.125%, due 7/01/09	306
100,000		Huntsman International, LLC 11.625%, due 10/15/10	111

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—4.5%
$ 81,000		Big 5 Corp. 10.875%, due 11/15/07	$84
250,000	#	General Nutrition Center, Inc. (144A) 8.50%, due 12/01/10 (acquired 11/25/03) (cost $250,000)	259
250,000	#	Jo-Ann Stores, Inc. (144A) 7.50%, due 3/01/12 (acquired 2/19/04) (cost $250,000)	245
400,000	#	Petro Stopping Centers, LP (144A) 9.00%, due 2/15/12 (acquired 1/30/04) (cost $411,000)	396
250,000		United Auto Group, Inc. 9.625%, due 3/15/12	274
350,000		United Rentals North America,Inc. 7.75%, due 11/15/13	331
100,000		United Rentals, Inc. 1.875%, due 10/15/23	96

Steel—0.7%
250,000		Shaw Group, Inc. 10.75%, due 3/15/10	245

Textiles—1.1%
400,000	#	Interface, Inc. (144A) 9.50%, due 2/01/14 (acquired 1/26/04) (cost $400,000)	398

Tobacco—0.9%
350,000	#	North Atlantic Trading Co., Inc. (144A) 9.25%, due 3/01/12 (acquired 2/11/04) (cost $348,250)	339

Trucking—0.7%
250,000		Laidlaw International, Inc. 10.75%, due 6/15/11	273

Wireless Telecommunication Services—1.8%
250,000	#	Millicom International Cellular SA (144A) 10.00%, due 12/01/13 (acquired 11/19/03) (cost $250,000)	254
177,000		Nextel Communications, Inc. 7.375%, due 8/01/15	179

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Wireless Telecommunication Services—(continued)
$ 250,000		SBA Communications Corp. 10.25%, due 2/01/09	$256

TOTAL CORPORATE BONDS (cost $29,449)			30,854

PREFERRED STOCKS—2.3%

Auto Parts & Equipment—0.6%
3,000		Cummins Capital Trust 7.00% Callable 6/15/06 @ $51.75	217

Electric Utilities—1.2%
402		TNP Enterprises, Inc. 14.50% Payment in Kind to 4/01/05 Callable 4/01/05 @ $1,100.00	450

Metal & Glass Containers—0.5%
7,500		Smurfit-Stone Container Corp. 7.00% Callable 7/30/04 @ $25.00	184

TOTAL PREFERRED STOCKS (cost $710)			851

COMMON STOCKS—1.9%

Integrated Telecommunications Services—0.6%
16,005	*	MCI, Inc.	226

Packaged Foods & Meats—1.3%
8,000	*	Chiquita Brands International, Inc.	167
241	*	Crunch Equity Voting Trust (Illiquid) †	325

TOTAL COMMON STOCKS (cost $862)			718

COMMERCIAL PAPER—9.5%

Communication Equipment—4.8%
1,800,000		Motorola, Inc. 1.34%, due 7/07/04	1,799

Other Diversified Financial Services—4.7%
1,798,000		Ford Motor Credit Co. 1.30%, due 7/01/04	1,798

TOTAL COMMERCIAL PAPER (cost $3,597)			3,597

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—18.7%
$1,843,203	AIM Short-Term Investments Co.Liquid Assets Money Market Portfolio (Institutional Shares)	$1,843
5,246,735	State Street Navigator Securities Lending Prime Portfolio **	5,247

TOTAL CASH EQUIVALENTS (cost $7,090)		7,090

TOTAL INVESTMENTS (cost $41,708)—113.9%		43,110

Other Assets, less Liabilities		(5,268)

NET ASSETS		$37,842

^	Non-income producing security. Security in default.
*	Non-income producing security.
**	Represents invested collateral received related to $5,134,804 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
†	Securities are valued at fair value as determined under the supervision of the Board of Trustees.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $10,175,000 and the total value is $10,422,000 or 27.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Intermediate-Term U.S. Government Fund outperformed its benchmark index, the Lehman Intermediate Government Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

Rising interest rates marked a performance shift between the first and second quarters. While rates fell in the first quarter, favoring longer duration securities, rates began an upward climb in the second. The Fund’s shorter duration, along with its exposure to mortgage-backed securities (MBS), allowed it to benefit from this rising interest-rate environment and contributed to improved performance relative to the benchmark for the first six months of the year.

What changes did you make to the Fund and why?

Trading activity for the first six months was aimed at modestly lengthening the Fund’s duration, increasing yield, and maintaining the MBS allocation.

During the first half of the year, we sold a four-plus year Treasury to buy a longer duration Treasury security (2023 maturity) to increase the Fund’s exposure to the long end of the yield curve and lengthen its duration. Some of the proceeds were also used to buy 30-year 5.5% FNMA pass-throughs to maintain the allocation of MBS slightly above 40%.

The Fund used the cash from mortgage pay downs to purchase a 30-year 5.0% FNMA pass-through to maintain the allocation of MBS slightly above 40%. The Fund also sold an eight-year Treasury and bought a 10-year Federal Home Loan Bank (FHLB) bond. The FHLB bond yielded almost 1.5% more than the Treasury. This added both yield and duration to the portfolio.

Paul Stevenson, CFA—Portfolio Manager

Lesley Fox—Portfolio Manager

Tim Hokari—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Intermediate-Term U.S. Government Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term U.S. Government Fund	0.15%	(0.73)%	5.73%	6.29%
Lehman Brothers Intermediate Government Index	(0.15)%	(0.48)%	6.25%	6.56%
Merrill Lynch U.S. Treasury/Agency Master Index	(0.18)%	(1.29)%	6.66%	7.13%
Lipper, Inc. (General U.S. Gov’t Funds)	(0.32)%	(1.45)%	5.68%	6.14%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.16%
Weighted Average Maturity	4.6 years

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—5.4%

Consumer Finance—5.4%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,032
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,564

TOTAL ASSET BACKED SECURITIES (cost $3,624)		3,596

COLLATERALIZED MORTGAGE OBLIGATIONS—8.3%

U.S. Government Agency Obligations—8.3%
2,500	Freddie Mac 3.50%, due 8/01/33	2,520
3,000	Freddie Mac 3.50%, due 9/15/10	3,017

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,603)		5,537

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—32.1%

Federal Home Loan Mortgage Corporation (FHLMC)—6.2%
97	5.50%, due 8/01/17	99
1,070	5.50%, due 9/01/17	1,096
297	6.00%, due 4/01/14	310
1,844	6.00%, due 9/01/32	1,887
382	6.50%, due 4/01/29	399
333	8.00%, due 9/01/25	365

Federal National Mortgage Association (FNMA)—19.0%
1,189	5.00%, due 5/01/34	1,150
3,781	5.00%, due 9/01/33	3,664
1,285	5.50%, due 11/01/33	1,283
2,863	5.50%, due 3/01/33	2,858
284	6.00%, due 4/01/32	291
308	6.00%, due 8/01/32	315
1,825	6.50%, due 10/01/28	1,905
105	7.00%, due 10/01/29	111
614	7.00%, due 4/01/29	650
150	7.00%, due 5/01/29	159
140	8.00%, due 7/01/27	154
140	9.00%, due 11/01/22	158

Government National Mortgage Association (GNMA)—6.9%
1,545	6.00%, due 11/20/31	1,585
262	6.50%, due 1/20/24	276

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—(continued)
$ 242	7.00%, due 1/15/30	$257
342	7.00%, due 4/15/28	364
284	7.00%, due 7/20/31	301
544	7.50%, due 10/15/27	587
419	8.00%, due 12/15/29	459
148	8.00%, due 3/20/30	162
529	8.25%, due 5/15/20	587

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $21,327)		21,432

U.S. GOVERNMENT & AGENCY OBLIGATIONS—52.6%

U.S. Government Agency Obligations—10.7%
2,000	Federal Farm Credit Bank (Designated Bond) 3.00%, due 4/15/08	1,940
1,400	Federal Home Loan Bank (Unsecured Bond) 5.25%, due 6/18/14	1,404
2,500	Freddie Mac (Unsecured Note) 2.125%, due 11/15/05	2,484
1,350	Freddie Mac (Unsecured Note) 4.375%, due 2/04/10	1,334

U.S. Treasury Notes—41.9%
1,750	1.125%, due 6/30/05	1,734
2,000	1.625%, due 4/30/05	1,994
3,100	10.00%, due 5/15/10	3,309
3,500	3.50%, due 11/15/06	3,545
3,000	4.00%, due 11/15/12	2,904
1,300	4.75%, due 11/15/08	1,358
1,750	5.50%, due 2/15/08	1,874
2,000	5.50%, due 8/15/28	2,026
3,300	5.75%, due 11/15/05	3,451
250	6.125%, due 8/15/29	275
800	6.25%, due 8/15/23	886
250	6.50%, due 11/15/26	286
1,300	6.50%, due 2/15/10	1,465
500	8.75%, due 5/15/20	691
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,153

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $35,732)		35,113

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—1.3%

Investment Companies
$ 887	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$887

TOTAL CASH EQUIVALENTS (cost $887)		887

TOTAL INVESTMENTS (cost $67,173)—99.7%		66,565

Other Assets, less Liabilities		177

NET ASSETS		$66,742

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Report From the Fund Managers

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Intermediate-Term Bond Fund slightly outperformed its benchmark index, the Lehman Aggregate Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

While interest rates declined in the first quarter, they rose sharply during the second. The Fund benefited its relatively short duration and 10.5% underweight holdings in Treasury securities, which underperformed the most of any sector. However, the fund was hurt by its 6.4% underweight in mortgage securities, the best-performing sector of the second quarter.

The Federal Reserve increased the Fed Funds rate to 1.25% from 1.00% on June 30; the first rate change in a year. We believe that the Fed will continue to raise rates through year-end and into 2005, most likely in 25 basis points steps. The Fed appears to be focused on inflation and employment so we expect the bond market will be very sensitive to both data releases. Any unanticipated strength or weakness in either could cause yields to gyrate in either direction although we believe the overall trend should be up. In this scenario the Fund, with its shorter duration versus the peer group, should perform well.

What changes did you make to the Fund and why?

Early in the year we restructured the maturity profile of our Treasury exposure, laddering holdings across the entire yield curve and selecting specific positions with the highest yield per unit of duration risk. We also increased our exposure to callable agency securities to increase the portfolio’s yield; this helped cushion the blow from the second quarter’s rise in rates.

Second quarter activity was aimed at maintaining our slightly short duration and maintaining the mortgage-backed securities (MBS) allocation. The Fund used the cash from mortgage paydowns to purchase mortgage pass-through to maintain the allocation of MBS helping to maintain the portfolio’s yield. The Fund reduced its exposure in the corporate bond sector modestly, swapping a 30-year corporate bond for a similar maturity Treasury bond. The Fund also tendered some 10-year corporate bonds and invested the proceeds in similar maturity Corporates.

Lesley Fox—Portfolio Manager

Nancy McFadden, CFA—Portfolio Manager

Tim Hokari—Portfolio Manager

Gregory Card, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Intermediate-Term Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term Bond Fund	0.16%	0.02%	5.86%	5.88%
Lehman Brothers Aggregate Bond Index	0.15%	0.32%	6.95%	7.39%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	(0.08)%	0.18%	6.16%	6.61%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.67%
Weighted Average Maturity	5.50 years

BONDS BY TYPE	Percent of Net Assets
Asset Backed Securities	1.4%
Corporate Bonds	32.5
Collateralized Mortgage Obligations	4.0
U.S. Government & Agency Obligations	25.6
U.S. Government Agency—Mortgage Backed Securities	28.3
Municipal Bonds	1.1
Cash & Other	7.1

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—1.4%

Consumer Finance—1.4%
$ 47		Americredit Automobile Receivables Trust 1.39%, due 12/12/07	$48
90		MBNA Credit Card Master Note Trust 1.25%, due 12/15/08	90

TOTAL ASSET BACKED SECURITIES (cost $138)			138

CORPORATE BONDS—32.5%

Aerospace & Defense—1.4%
120		Honeywell International, Inc. 7.50%, due 3/01/10	137

Agricultural Products—0.6%
55		Unilever Capital Corp. 7.125%, due 11/01/10	62

Apparel Retail—0.3%
25		Nordstrom, Inc. 5.625%, due 1/15/09	26

Automobile Manufacturers—1.4%
130		Ford Motor Co. 7.25%, due 10/01/08	138

Brewers—0.6%
55	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19/03) (cost $56,385)	55

Broadcasting & Cable TV—1.3%
135		Comcast Corp. 5.30%, due 1/15/14	130

Computer Hardware—0.9%
85		International Business Machines Corp. 1.535%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.7%
165		John Deere Capital Corp. 2.16%, due 9/17/04	165

Diversified Banks—3.3%
50		HSBC Bank USA 4.625%, due 4/01/14	47
145		International Bank for Reconstruction & Development 4.375%, due 9/28/06	149
45		U.S. Bancorp 3.125%, due 3/15/08	44

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Banks—(continued)
$ 80		Wachovia Corp. 5.00%, due 8/15/15	$76
Electric Utilities—1.6%
25		Dominion Resources, Inc. 6.25%, due 6/30/12	26
65		PSEG Power LLC 6.95%, due 6/01/12	71
55		Southern California Edison Co. 8.00%, due 2/15/07	61

Fertilizers & Agricultural Chemicals—0.4%
45		Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	43

Forest Products—0.2%
17		Weyerhaeuser Co. 5.50%, due 3/15/05	17

Housewares & Specialties—0.6%
55		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	55

Integrated Oil & Gas—1.2%
75		Pemex Project Funding Master Trust 9.125%, due 10/13/10	86
25		USX Corp. 6.85%, due 3/01/08	27

Integrated Telecommunications Services—1.7%
40		Verizon Global Funding Corp. 7.375%, due 9/01/12	45
110		Verizon Wireless Capital LLC 5.375%, due 12/15/06	115

Investment Banking & Brokerage—1.4%
50		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	50
40		J.P. Morgan Chase & Co., Inc. 4.50%, due 11/15/10	39
40		Morgan Stanley 6.60%, due 4/01/12	43

Life & Health Insurance—1.9%
85	#	Jackson National Life Global Funding, LLC (144A) 1.5975%, due 3/11/05 (acquired 9/05/02) (cost $ 85,000)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	94

Movies & Entertainment—0.5%
45		Time Warner, Inc. 6.75%, due 4/15/11	49

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Multi-Utilities & Unregulated Power—1.1%
$100	Avista Corp. 7.75%, due 1/01/07	$108
Oil & Gas Refining, Marketing & Transportation—0.7%
65	Kinder Morgan Energy Partners, L.P. 6.75%, due 3/15/11	70

Other Diversified Financial Services—3.6%
80	American Express Co. 4.875%, due 7/15/13	78
40	Citigroup, Inc. 7.25%, due 10/01/10	45
120	General Electric Capital Corp. 5.45%, due 1/15/13	122
40	Household Finance Corp. 7.875%, due 3/01/07	44
55	Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	53

Regional Banks—0.5%
55	KeyCorp 2.75%, due 2/27/07	54

Soft Drinks—0.6%
55	Bottling Group, LLC 5.00%, due 11/15/13	54

Specialized Finance—2.7%
150	General Motors Acceptance Corp. 6.125%, due 9/15/06	156
90	National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	102

Thrifts & Mortgage Finance—1.8%
105	Countrywide Home Loans, Inc. 3.50%, due 12/19/05	106
65	Washington Mutual Bank Corp. 5.50%, due 1/15/13	65

Wireless Telecommunication Services—0.5%
55	Vodafone Group, plc (ADR) 5.00%, due 12/16/13	53

TOTAL CORPORATE BONDS (cost $3,086)		3,130

COLLATERALIZED MORTGAGE OBLIGATIONS—4.0%

Commercial—0.5%
42	Asset Securitization Corp. 7.32%, due 1/13/30	42

Residential—1.4%
140	Washington Mutual, Inc. 4.10%, due 10/25/33	137

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Government Agency Obligations—2.1%
$195	Freddie Mac 6.00%, due 4/15/32	$202

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $389)		381

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—28.3%

Federal Home Loan Mortgage Corporation (FHLMC)—1.0%
94	6.50%, due 1/01/29	98

Federal National Mortgage Association (FNMA)—26.3%
260	4.816%, due 12/01/12	259
346	5.00%, due 12/01/17	347
226	5.00%, due 3/01/33	219
173	5.00%, due 5/01/34	168
326	5.50%, due 2/01/18	335
125	5.50%, due 7/01/23	127
311	5.50%, due 9/01/17	319
13	6.00%, due 1/01/29	13
169	6.00%, due 3/01/33	173
107	6.00%, due 8/01/32	109
25	6.00%, due 9/01/29	25
21	6.50%, due 1/01/15	22
115	6.50%, due 7/01/29	120
29	7.00%, due 3/01/12	30
9	8.00%, due 1/01/31	10
8	8.00%, due 10/01/30	8
23	8.00%, due 2/01/29	26
19	8.00%, due 2/01/30	21
6	8.00%, due 2/01/30	6
118	8.00%, due 3/01/31	129
15	8.00%, due 4/01/08	16
19	8.00%, due 4/01/20	21
9	8.00%, due 4/01/30	10
5	8.00%, due 5/01/31	6
5	8.00%, due 7/01/30	6

Government National Mortgage Association (GNMA)—1.0%
7	6.00%, due 4/15/14	7
30	6.00%, due 8/15/13	32
25	7.00%, due 4/15/28	26
19	7.00%, due 8/15/28	20
13	7.75%, due 11/15/29	14

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $2,708)		2,722

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS—25.6%

U.S. Government Agency Obligations—12.6%
$140	Fannie Mae (Unsecured Note) 5.24%, due 8/07/18	$135
265	Fannie Mae 2.87724%, due 2/17/09	264
130	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	128
65	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	60
55	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	51
60	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	59
165	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	151
170	Freddie Mac (Unsecured Note) 4.00%, due 12/30/13	155
220	Freddie Mac (Unsecured Note) 5.20%, due 3/05/19	207

U.S. Treasury Notes—13.0%
35	1.50%, due 7/31/05	35
135	3.125%, due 10/15/08	132
100	4.00%, due 2/15/14	95
35	4.25%, due 8/15/13	34
120	5.50%, due 8/15/28	122
105	6.00%, due 8/15/09	115
135	7.00%, due 7/15/06	146
135	7.125%, due 2/15/23	164
340	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	408

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,518)		2,461

MUNICIPAL BONDS—1.1%

Electric Utilities—1.1%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	107

TOTAL MUNICIPAL BONDS (cost $105)		107

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—7.0%

Investment Companies
$479	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$479
140	American AAdvantage Money Market Select Fund	140
54	State Street Navigator Securities Lending Prime Portfolio **	54

TOTAL CASH EQUIVALENTS (cost $673)		673

TOTAL INVESTMENTS (Cost $9,617)—99.9%		9,612

Other Assets, less Liabilities		7

NET ASSETS		$9,619

**	Represents invested collateral received related to $53,233 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $141,385 and the total value is $140,000 or 1.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of June 30, 2004

How did the Fund perform?

Though it posted an overall negative return, the Safeco California Tax-Free Income Fund outperformed its benchmark index, the Lehman Brothers Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After a first quarter market rally, then sell-off, the first half ended with long-term bond yields rising about 50 basis points during the second quarter. The impetus for this change was more news demonstrating a stronger economy and an increasing threat of renewed inflation, which in turn could inspire the Federal Reserve to increase short-term yields at a faster pace than expected. With a longer average maturity than most of its peers, the Fund performed relatively poorly as bond prices declined sharply.

What changes did you make to the Fund and why?

Transactions for the period included two small sales of Los Angeles DWAP 4.25 ’34 to retail customers at aggressive prices, and a tax swap. We sold San Jose Airport 5 ’32 and bought Orange County Sanitary District 5 ’33 in order to realize a small loss, which can be used to offset gains for tax purposes.

Stephen Bauer—Portfolio Manager

Mary Metastasio—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco California Tax-Free Income Fund	(0.90)%	(0.30)%	5.57%	6.58%
Lehman Brothers Long Municipal Bond Index	(1.26)%	0.53%	6.04%	7.08%
Lipper, Inc. (California Municipal Bond Funds)	(0.96)%	0.23%	4.74%	5.71%
* Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.51%
Weighted Average Maturity	24.76 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets
Hospital	18.6%
Lease Rental	10.2
University Revenue	9.8
Utilities (Water)	9.1
Utilities (Sewer)	8.1

TOP FIVE HOLDINGS	Percent of Net Assets
Alameda Corridor Transportation Authority Revenue	5.8%
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.8
Duarte California Certificates of Participation (City of Hope Medical Center)	5.6
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.2
State of California General Obligation Bonds	5.0

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS *—93.4%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$4,774
2,000	California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	1,873
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,773
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,082
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,067
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,049
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,485
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,396
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	3,995
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	20
1,000	Contra Costa Water District Water Revenue 4.50%, due 10/01/27 [FSA]	911
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,648
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	1,974
2,000	Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	1,976
2,000	Los Angeles California Wastewater System Revenue 5.00%, due 6/01/29 [FGIC]	1,972

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	$1,317
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	2,927
1,700		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	1,474
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,496
2,315		Orange County Sanitation District Certificates of Participation 5.00%, due 2/01/33 [FGIC]	2,254
1,180		Pomona Unified School District General Obligation 6.55%, due 8/01/29 [MBIA]	1,407
1,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	973
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,361
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,509
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,267
3,000		San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	2,921
1,335		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338
2,000		Southern California Public Power Authority Power Project Revenue (Magnolia Power Project) 5.00%, due 7/01/33 [AMBAC]	1,947
4,500		State of California General Obligation Bonds 4.75%, due 4/01/29	4,143
3,000		University of California Revenue 5.00%, due 5/15/36 [AMBAC]	2,935

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	$1,727

TOTAL MUNICIPAL BONDS (cost $73,961)		76,991

CASH EQUIVALENTS—5.5%
375	Provident Bankshares Corp.	375
4,104	SEI Tax-Exempt Institutional Tax-Free Portfolio	4,104

TOTAL CASH EQUIVALENTS (cost $4,479)		4,479

TOTAL INVESTMENTS ($78,440)—98.9%		81,470

Other Assets, less Liabilities		932

NET ASSETS		$82,402

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	16.4%
Financial Guaranty Insurance Corp. [FGIC]	8.0
AMBAC Indemnity Corp. [AMBAC]	13.1
Financial Security Assurance, Inc. [FSA]	1.1

38.6%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Municipal Bond Fund

As of June 30, 2004

How did the Fund perform?

Though it had negative overall performance, the Safeco Municipal Bond Fund outperformed its benchmark Index, the Lehman Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After a typical first quarter, long-term bond yields rose about 50 basis points during the second quarter. This was due to more news demonstrating a stronger economy and an increasing threat of renewed inflation, both of which could inspire the Federal Reserve to increase short-term yields at a faster pace than expected.

With a longer average maturity than most of its peers, the Fund performed relatively poorly during the first half, as bond prices declined sharply.

What changes did you make to the Fund and why?

Three new issues were purchased during the first half of 2004. All were rated A by Standard & Poor’s, and offered significant additional yield to the benchmark AAA scale. In the first quarter, we purchased $4 million of Dorchester County School District 5.25 12/1/29 to yield 4.90%. These A-rated bonds provided 55 basis points more yield than AAA bonds, a very attractive spread.

In the second quarter, Empire State Development Authority 5.125 7/1/21 came to market at a yield of 4.70%, 49 basis points more than AAA bonds. Puerto Rico Highway 5.125% 7/1/43 bonds were offered at a yield of 5.20%, which was an additional 42 basis points over AAA-rated bonds.

We also swapped out of several bonds priced near par into deeper discounts. This move afforded a greater total return in the event of a market turnaround without adding significant downside potential.

Stephen Bauer—Portfolio Manager

Mary Metastasio—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

21

Performance Overview & Highlights

Safeco Municipal Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Municipal Bond Fund	(0.86)%	0.42%	5.90%	6.60%
Lehman Brothers Long Municipal Bond Index	(1.26)%	0.53%	6.04%	7.08%
Lipper, Inc. (General Municipal Bond Funds)	(0.99)%	0.32%	4.64%	5.40%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.35%
Weighted Average Maturity	22.59 years

TOP FIVE HOLDINGS	Percent of Net Assets
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Massachusetts State Housing Finance Agency (Series B)	3.7
Indiana State Development Finance Authority Environmental Revenue	3.7
Los Angeles California Unified School District	2.7
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue	2.7

TOP FIVE STATES	Percent of Net Assets
California	20.4%
Texas	7.3
Illinois	6.9
Massachusetts	5.6
Washington	5.6

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

22

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS *—95.6%

Alabama—1.0%
$ 1,590		Alabama State University Revenue (General Tuition & Fee) 5.25%, due 3/01/28	$1,612
3,855	†	Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC] (Prerefunded 8/01/12 @ 100)	4,132

Alaska—0.9%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	4,821

Arizona—2.2%
7,000		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	6,914
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,017

California—20.4%
4,000		California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	3,747
8,000		California Infrastructure & Economic Development Bank Revenue (Bay Area Toll Bridge) 5.00%, due 7/01/36 [AMBAC]	7,803
15,020		Golden State Tobacco Securitization Corp. Tabacco Settlement Revenue 5.50%, due 6/01/43	14,740
15,000		Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	14,818
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,851
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	12,819
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facitlities Project 4.75%, due 11/15/19 [MBIA]	7,023
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	21,333

PRINCIPAL AMOUNT (000’s)			Value (000’s)

California—(continued)
$ 3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	$3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	4,907
7,500		State of California General Obligation Bonds 5.00%, due 2/01/32	7,166
5,000		University of California Revenue 5.00%, due 5/15/28 [AMBAC]	4,938
6,000		University of California Revenue 5.00%, due 5/15/33 [AMBAC]	5,884

Colorado—3.2%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	13,743
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	3,992

Florida—3.3%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	7,886
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,796
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,500

Illinois—6.9%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,220
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,023
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,148
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,015
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,311

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

23

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Indiana—5.3%
$20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	$20,182
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,642
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,438

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	256

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,066

Maryland—1.7%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,413
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,771
4,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,453

Massachusetts—5.6%
5,250		Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	4,801
5,740		Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	5,930
20,000		Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,207

Michigan—2.1%
4,250		Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,335

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Michigan—(continued)
$5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	$4,942
1,000	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/28	1,013
1,210	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/33	1,219

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,127

Mississippi—1.0%
5,500	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	5,258

Missouri—0.7%
3,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	2,810
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,008

Montana—0.5%
2,785	Forsyth Montana Pollution Control Revenue (Puget Sound Engery) 5.00%, due 3/01/31 [AMBAC]	2,737

New Jersey—0.6%
3,735	New Jersey Economic Development Authority Revenue 4.375%, due 9/01/29 [AMBAC]	3,278

New Mexico—0.4%
2,055	Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,055

New York—5.3%
900	Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	916
3,820	Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,056

SEE NOTES TO FINANCIAL STATEMENTS

24

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New York—(continued)
$5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	$5,908
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,448
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,706
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,527
1,000		New York State Urban Development Corp. 5.125%, due 7/01/21	1,007
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	5,362

North Carolina—2.3%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	12,765

North Dakota—0.6%
3,000		Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,206

Oklahoma—1.2%
5,590		McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,397

Pennsylvania—1.8%
5,000		Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,183
5,000		Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	4,756

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Puerto Rico—1.8%
$5,000		Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue 5.125%, due 7/01/43	$4,866
5,000		Puerto Rico Electric Power Authority Power Revenue 5.125%, due 7/01/29	4,942

South Carolina—4.9%
4,000		Dorchester County School District No. 2 Installment Purchase Revenue 5.25%, due 12/01/29	3,859
15,000		Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,235
7,500	†	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21 (Prerefunded 12/15/10 @ 102)	9,103

Tennessee—1.3%
7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,063

Texas—7.3%
3,000		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	2,597
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	12,897
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	2,947
13,300		Hurst-Euless-Bedford Texas Independed School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	12,162
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	11
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	4,810
5,000		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,835

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

25

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Virginia—3.2%
$2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	$2,390
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	6,763
3,085		Virginia Public School Authority Revenue 4.75%, due 8/01/26	2,963
2,235		Virginia Public School Authority Revenue 4.75%, due 8/01/27	2,135
3,500		Virginia Public School Authority Revenue 5.00%, due 8/01/20	3,608

Washington—5.6%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	702
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	5,979
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,629
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,596
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,263
3,089		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,344
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	5,757
7,750		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	7,233

PRINCIPAL AMOUNT (000’s)			Value (000’s)

West Virginia—3.2%
$2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	$3,155
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	14,363

TOTAL MUNICIPAL BONDS (cost $490,106)			525,716

CASH EQUIVALENTS—3.3%
18,286		AIM Short-Term Investments Co. Tax-Free Cash Reserve Portfolio (Institutional Shares)	18,286

TOTAL CASH EQUIVALENTS (cost $18,286)			18,286

TOTAL INVESTMENTS (cost $508,392)—98.9%			544,002

Other Assets, less Liabilities			5,962

NET ASSETS			$549,964

†	Prerefunded bonds are collateralized by securites (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	6.2%
Financial Guaranty Insurance Corp. [FGIC]	9.3
Financial Security Assurance, Inc. [FSA]	3.8
Municipal Bond Investors Assurance Corp. [MBIA]	15.4
Texas Permanent School Fund [PSF]	3.6

38.3%

SEE NOTES TO FINANCIAL STATEMENTS

26

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Intermediate-Term Municipal Bond Fund matched its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After gaining fairly steadily since last summer, bond prices moved down during most of the first quarter, recovering somewhat in late May and June. We underperformed during the period. The steep decline (approximately 100 basis point in a two-month period beginning in March and ending in May) hurt us, and the period of increased stability at the end of the quarter was not long enough for us to recover from the hit.

What changes did you make to the Fund and why?

We did not make any changes in the basic structure of the fund. We did just one trade during each quarter. During the first quarter, we added to our position in Chicago, IL Tax Increment 5%. During the second quarter, we purchased Columbus, Ohio, general obligation bonds. These are very high credit-quality bonds from a state where a significant premium is usually paid by investors in order to gain the state tax exemption. The bonds, however, were sold at close to general market values. We believe that at some point in the future, the spread will widen out and their value will increase relative to other bonds.

Mary Metastasio—Portfolio Manager

Stephen Bauer—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

27

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term Municipal Bond Fund	(1.03)%	(0.27)%	4.94%	5.25%
Lehman Brothers 7-Year Municipal Bond Index	(1.03)%	0.50%	5.88%	6.04%
Lipper, Inc. (Intermediate Municipal Bond Funds)	(1.00)%	0.02%	4.93%	5.29%
* Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.14%
Weighted Average Maturity	6.81 years

TOP FIVE HOLDINGS	Percent of Net Assets
New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.7
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4

TOP FIVE STATES	Percent of Net Assets
Washington	11.9%
Illinois	11.3
New York	10.9
Texas	10.1
South Carolina	6.4

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

28

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS *—99.1%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$546

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	627

California—5.3%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	319
260	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	282
250		State of California General Obligation Bonds 5.00%, due 11/01/13	266

Florida—3.3%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	534

Illinois—11.3%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	551
595		Chicago Tax Increment Jr Lien South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	614
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	509
180		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	185

Kentucky—3.2%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	529

Maine—2.0%
300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	323

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Massachusetts—2.7%
$400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	$435

Michigan—6.0%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	555
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	427

Montana—3.1%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	511

New York—10.9%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	550
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	710
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	529

North Carolina—3.2%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	531

Ohio—6.0%
400		Columbus Ohio City School District School Facilities Construction & Improvement 5.00%, due 12/01/14 [FSA]	431
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	557

Oklahoma—0.4%
65	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	67

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	538

South Carolina—6.4%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	545

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

29

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

South Carolina—(continued)
$500	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 6.00%, due 8/01/13	$511

Texas—10.1%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	269
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	532
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	319
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	538

Washington—11.9%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	372
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	539
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	504
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	546

Wyoming—2.9%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	476

TOTAL MUNICIPAL BONDS (cost $15,734)		16,277

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—2.7%
$441	AIM Short-Term Investments Co. Tax-Free Cash Reserve Portfolio (Institutional Shares)	$441

TOTAL CASH EQUIVALENTS (cost $441)		441

TOTAL INVESTMENTS (cost $16,175)—101.8%		16,718

Other Assets, less Liabilities		(292)

NET ASSETS		$16,426

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of net assets they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	7.5%
Financial Security Assurance, Inc. [FSA]	22.9
American Capital Access Corp. [ACA]	3.8
AMBAC Indemnity Corp. [AMBAC]	3.3
Texas Permanent School Fund [PSF]	5.2

42.7%

SEE NOTES TO FINANCIAL STATEMENTS

30

Report From the Fund Managers

Safeco Money Market Fund

As of June 30, 2004

How did the Fund Perform?

The Fund had returns for the six-month period ending June 30, 2004 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 3.2% year-over-year increase in the Consumer Price Index (CPI) as of the end of June 2004.

What factors impacted the Fund’s performance?

After a full year of the Federal Funds target rate of 1.00%, the Federal Reserve’s Open Market Committee (FOMC) finally raised the rate to 1.25% on June 30. The Fed Funds futures market anticipates a 0.25% rise in the rate at each of the four remaining FOMC meetings in 2004 and even higher rates in 2005.

The main reason the Fund outperformed the Lipper benchmark was the large holdings (33%) of 7-day reset floating rate notes that reset off of the 1-month London inter-bank offer rate (LIBOR). LIBOR-based securities currently offer higher rates than other available money market securities, and the frequent rate reset of the notes captures higher rates more quickly in a rapidly rising rate environment. Also contributing to the superior returns were the Fund’s holdings of longer-term corporate bonds purchased at relatively high yields on a steep money market yield curve.

What changes did you make to the Fund and why?

We increased the allocation of floating rate notes. This has become our asset class of choice because the spread is much higher than commercial paper. We continued to reduce our holdings of Commercial paper (to 31% of Fund) relative to our peers (49% according to iMoneyNet). Commercial paper remains one of the lowest-yielding assets in the prime money markets.

After rates had risen significantly, we made a purchase of a Federal Home Loan Bank (FHLB) thirteen-month maturity bond which is callable every three months and some purchases of one-year bank and broker paper.

Lesley Fox—Portfolio Manager

Cathleen Beauchamp, CFA—Portfolio Manager/Taxable Fixed Income Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

31

Performance Overview & Highlights

Safeco Money Market Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Money Market Fund	0.25%	0.51%	2.86%	3.85%
Lipper, Inc. (Money Market Funds)	0.17%	0.35%	2.63%	3.81%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	56 Days	7 Day Yield	0.66%

Portfolio of Investments

As of June 30, 2004

PRINCIPAL AMOUNT (000’s)		Value (000’s)

COMMERCIAL PAPER—30.7%

Asset Backed—3.5%
$10,000	Apreco, Inc. 1.16%, due 7/19/04	$9,994

Consumer Finance—9.2%
1,600	Cooperative Association of Tractor Dealers, Inc. 1.07%, due 8/27/04	1,597
1,000	Cooperative Association of Tractor Dealers, Inc. 1.10%, due 9/22/04	998
1,000	Cooperative Association of Tractor Dealers, Inc. 1.15%, due 8/10/04	999
1,200	Cooperative Association of Tractor Dealers, Inc. 1.25%, due 10/22/04	1,195
2,000	Cooperative Association of Tractor Dealers, Inc. 1.30%, due 7/26/04	1,998
3,000	Cooperative Association of Tractor Dealers, Inc. 1.32%, due 10/27/04	2,987
4,600	Cooperative Association of Tractor Dealers, Inc. 1.50%, due 11/03/04	4,576
12,000	Moat Fundings, LLC 1.06%, due 7/01/04	12,000

Diversified Banks—3.7%
10,500	Dexia Delaware, LLC 1.06%, due 7/07/04	10,498

Investment Banking & Brokerage—3.0%
8,500	UBS Finance Delaware, LLC 1.42%, due 7/01/04	8,500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Other Diversified Financial Services—8.5%
$14,400	Household Finance Corp. 1.09%, due 7/08/04	$14,397
10,000	Receivables Capital Corp. 1.08%, due 7/09/04	9,998

Specialized Finance—2.8%
8,000	National Rural Utilities Cooperative Finance Corp. 1.30%, due 7/14/04	7,996

TOTAL COMMERCIAL PAPER (cost $87,733)		87,733

CORPORATE BONDS—40.7%

Asset Management & Custody Banks—0.7%
2,000	Mellon Funding Corp. 7.50%, due 6/15/05	2,100

Brewers—1.0%
2,970	New Belgium Brewery Co. 1.30%, due 7/01/15 Put Date 7/01/04	2,970

Diversified Banks—4.5%
2,360	Banc One Corp. 7.00%, due 7/15/05	2,467
3,500	Banc One Corp. 7.25%, due 8/15/04	3,525
1,430	Chase Manhattan Corp. 6.75%, due 12/01/04	1,461
1,680	Nationsbank Corp. 6.125%, due 7/15/04	1,684
3,150	Nationsbank Corp. 6.875%, due 2/15/05	3,255
550	Nationsbank Corp. 7.75%, due 8/15/04	555

SEE NOTES TO FINANCIAL STATEMENTS

32

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Electric Utilities—0.9%
$ 750		National Rural Utilities Cooperative Finance Corp. 5.50%, due 1/15/05	$765
1,900		National Rural Utilities Cooperative Finance Corp. 6.375%, due 10/15/04	1,925

General Merchandise Stores—0.7%
2,100		Racetrac Capital, LLC 1.36%, due 4/01/18 Put Date 7/07/04	2,100

Health Care Facilities—2.9%
8,200		ACTS Retirement-Life Communities, Inc. 1.13%, due 11/15/29 Put Date 7/01/04	8,200

Hotels, Resorts & Cruise Lines—0.9%
2,485		Smuggler's Notch Management Co. 1.35%, due 9/01/15 Put Date 7/01/04	2,485

Investment Banking & Brokerage—5.9%
5,200		J.P. Morgan & Co., Inc. 7.625%, due 9/15/04	5,268
3,000		Lehman Brothers Holdings, Inc. 7.75%, due 1/15/05	3,095
7,000		Merrill Lynch & Co., Inc. 1.13125%, due 2/04/05	7,000
1,503		Merrill Lynch & Co., Inc. 6.00%, due 11/15/04	1,529

Other Diversified Financial Services—6.7%
17,000	#	CC USA, Inc. (144A) 1.335%, due 8/13/04 (acquired 1/02/04) (cost $17,001,201)	17,001
1,100		Commercial Credit Co. 6.50%, due 8/01/04	1,105
1,000		General Electric Capital Corp. 1.37%, due 10/25/04	1,000

Real Estate Management & Development—4.7%
7,940		Loft Quest, LLC 1.39%, due 6/01/27 Put Date 7/01/04	7,940
5,500		SF Tarns, LLC 1.39%, due 1/01/28 Put date 7/01/04	5,500

Regional Banks—1.3%
3,765		PNC Funding Corp. 7.00%, due 9/01/04	3,800

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Thrifts & Mortgage Finance—10.5%
$15,400	Abbey National, plc 8.20%, due 10/15/04	$15,698
14,000	Countrywide Home Loans, Inc. 6.84%, due 10/22/04	14,235

TOTAL CORPORATE BONDS (cost $116,663)		116,663

MUNICIPAL BONDS—17.7%

Diversified Commercial Services—0.7%
2,000	Wake Forest University 1.29%, due 7/01/17 Put Date 7/01/04	2,000

Health Care Distributors—2.9%
8,340	New Hampshire Business Finance Authority Revenue 1.30%, due 6/01/28 Put Date 7/01/04	8,340

Homebuilding—3.2%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.35%, due 5/01/39 Put Date 7/01/04	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.35%, due 5/01/39 Put Date 7/01/04	2,000
6,233	Summer Station Apartments, LLC 1.41%, due 6/01/19 Put Date 7/07/04	6,233

Hotels, Resorts & Cruise Lines—1.4%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.35%, due 7/01/35 Put Date 7/01/04	3,885

Industrial Development—0.7%
2,000	Platte County Industrial Development Authority 1.39%, due 2/01/14 Put Date 7/01/04	2,000

Managed Health Care—8.3%
7,105	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.25%, due 7/01/29 Put Date 7/01/04	7,105

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

33

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—(continued)
$6,020	Maryland Health and Higher Education Facilities Authority Revenue 1.25% due 1/01/28 Put Date 7/01/04	$6,020
5,000	Presbyterian Homes and Service 1.15%, due 12/01/28 Put Date 7/01/04	$5,000
5,600	Village Green Finance Co. 1.36%, due 11/01/22 Put Date 7/07/04	5,600

Miscellaneous—0.5%
1,500	American National Fish and Wildlife Museum District Museum Revenue 1.42%, due 3/01/33 Put Date 7/01/04	1,500

TOTAL MUNICIPAL BONDS (cost $50,683)		50,683

COLLATERALIZED MORTGAGE OBLIGATIONS—5.2%

U.S. Government Agency Obligations—5.2%
14,988	Freddie Mac 1.32%, due 1/15/42	14,988

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $14,988)		14,988

U.S. GOVERNMENT & AGENCY OBLIGATIONS—5.3%

U.S. Government Agency Obligations—5.3%
15,000	Federal Home Loan Bank (Unsecured Bond) 1.70%, due 5/24/05	15,000

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $15,000)		15,000

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—0.0%

Investment Companies
$97	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$97

TOTAL CASH EQUIVALENTS (cost $97)		97

TOTAL INVESTMENTS (cost $285,164)—99.6%		285,164

Other Assets, less Liabilities		1,216

NET ASSETS		$286,380

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/04. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost and value of such securities is $17,001,201 or 5.9% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

34

Report From the Fund Managers

Safeco Tax-Free Money Market Fund

As of June 30, 2004

How did the Fund perform?

The Fund had returns above the average of other tax-free money market funds for the six-month period ending June 30, 2004.

What factors impacted the fund’s performance?

Although in absolute numbers the return is small, the fund has continued to fare well compared to its peers. The structure of the portfolio serves us well.

As of June 30, 66% of the fund was invested in variable rate demand option (VRDO) bonds which can be tendered on a daily or weekly basis, and 34% in six-month and one-year put bonds. The heavy weighting in VRDOs gives us liquidity and flexibility, along with a competitive yield. The longer put bonds let us lock in some higher rates on a smaller portion of the fund.

What changes did you make to the fund and why?

We have not made any significant changes to the fund. The barbell strategy outlined above—with a heavy concentration in VRDOs, a smaller concentration in put bonds, and not much in between—has worked for us consistently.

Mary Metastasio—Portfolio Manager

Stephen Bauer—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 8 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-624-5711

35

Report From the Fund Managers

Safeco Tax-Free Money Market Fund

As of June 30, 2004

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Tax-Free Money Market Fund	0.21%	0.43%	1.79%	2.45%
Lipper, Inc. (Tax-Exempt Money Market Funds)	0.19%	0.37%	1.75%	2.40%
* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	42 Days

36

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS—96.5%

Alabama—1.1%
$ 700	Stevenson Industrial Development Board Environmental Improvement Revenue 1.08%, due 11/01/16 Put Date 7/07/04	$700

Alaska—8.0%
895	Alaska Housing Finance Corp. (Governmental Purpose) 1.08%, due 12/01/30 Put Date 7/01/04	895
2,000	Alaska Housing Finance Corp. Series B 1.02%, due 12/01/30 Put Date 7/07/04	2,000
1,945	Alaska Industrial Development and Export Authority Revenue 1.57%, due 7/01/06 Put Date 7/07/04	1,945

Arizona—3.0%
1,000	Apache County Industrial Development Revenue (Tucson Electric Power Co.) 1.05%, due 12/15/18 Put Date 7/07/04	1,000
800	Pima County Industrial Development Authority Revenue (Tucson Electric Power Co.) 1.05%, due 12/01/22 Put Date 7/07/04	800

Colorado—17.9%
2,000	Bachelor Gulch Metropolitan District General Obligation 1.20%, due 12/01/2023 Put date 12/01/04	2,000
1,000	Castle Rock Metropolitan District No. 7 1.30%, due 12/01/30 Put Date 12/01/04	1,000
1,000	Cherry Creek South Metropolitan District No. 1 1.40%, due 12/15/33 Put Date 12/15/04	1,000
1,000	Commerce City Northern Infrastructure General Improvement District General Obligation 1.30%, due 12/01/31 Put Date 12/01/04	1,000
1,000	Holland Creek Metropolitan District Revenue 1.10%, due 6/01/41 Put Date 7/01/04	1,000

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Colorado—(continued)
$1,335	Moffat County Pollution Control Revenue 1.30%, due 7/01/10 Put Date 7/07/04	$1,335
1,500	NBC Metropolitan District Series 2004 1.18%, due 12/01/30 Put Date 7/01/04	1,500
1,000	Triview Colorado Metropolitan District General Obligation 1.375%, due 11/01/23 Put Date 11/21/04	1,000
1,000	Wildgrass Metropolitan District General Obligation 1.60%, due 12/01/34 Put Date 12/01/04	1,000

District of Columbia—1.6%
1,000	District of Columbia Revenue (George Washington University) Series B 1.07%, due 9/15/29 Put Date 7/01/04	1,000

Florida—2.5%
1,500	Putnam County Developement Authority Pollution Control Revenue 1.40%, due 12/15/09 Put Date 12/15/04	1,500

Georgia—6.0%
1,000	Burke County Development Authority Pollution Control Revenue (Georgia Power Co. Plant Vogtle Project) 1.08%, due 9/01/30 Put Date 4/19/05	1,000
2,625	Marietta Housing Authority Multifamily Revenue 1.25%, due 1/15/09 Put Date 7/15/04	2,625

Hawaii—4.8%
2,900	Hawaii Housing Finance and Development Corp. 1.04%, due 7/01/24 Put Date 7/07/04	2,900

Illinois—4.3%
910	Illinois Development Finance Authority Revenue (Countryside Montessori Schools) 1.10%, due 6/01/17 Put Date 7/01/04	910
1,700	Jackson-Union Regional Port District Revenue 1.04%, due 4/01/24 Put Date 7/07/04	1,700

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

37

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Kentucky—5.0%
$3,055	Clark County Pollution Control Revenue 1.08%, due 10/15/14 Put Date 10/15/04	$3,055

Louisiana—3.3%
2,000	Louisiana Public Facilities Authority Revenue 1.10%, due 12/01/13 Put Date 7/01/04	2,000

Maryland—3.1%
1,605	Maryland Health and Higher Education Facilities Authority Revenue (Mercy Ridge) 1.08%, due 4/01/31 Put Date 7/01/04	1,605
290	Montgomery County Industrial Development Revenue (Information Systems and Networks) 1.20%, due 4/01/14 Put Date 7/01/04	290

New York—1.6%
1,000	New York Local Government Assistance Corp. 1.00%, due 4/01/21 Put Date 7/07/04	1,000

Oklahoma—5.8%
1,535	Oklahoma Water Resources Revenue Board State Loan Program 1.02%, due 9/01/32 Put Date 9/01/04	1,535
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 0.98%, due 10/01/34 Put Date 10/01/04	1,000
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.02%, due 9/01/23 Put Date 9/01/04	1,000

Texas—18.8%
2,500	ABN AMRO Munitops Certificates Trust 1.12%, due 2/06/08 Put Date 7/07/04	2,500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Texas—(continued)
$3,500	ABN AMRO Munitops Certificates Trust 1.12%, due 3/07/07 Put Date 7/07/04	$3,500
2,300	Coastal Bend Health Facilities Development Corp. Series B 1.06%, due 8/15/28 Put Date 7/07/04	2,300
940	Montgomery County Industrial Development Corp. (Medical Manufacturing Partners Project) 1.27%, due 8/01/17 Put Date 7/01/04	940
2,145	Sabine River Industrial Development Authority 0.97%, due 8/15/14 Put Date 08/15/04	2,145

Washington—6.7%
1,500	Richland Golf Enterprise Revenue 1.10%, due 12/01/21 Put Date 7/01/04	1,500
865	Washington State Housing Finance Commission Housing Revenue (Pioneer Human Services) 1.13%, due 7/01/11 Put Date 7/01/04	865
1,690	Washington State Housing Finance Commission Revenue (YMCA Snohomish County) 1.15%, due 8/01/19 Put Date 7/01/04	1,690

Wisconsin—3.0%
1,800	Wisconsin Health and Education Facilities Authority Revenue (Felician Health Care, Inc.) 1.04%, due 1/01/19 Put Date 7/07/04	1,800

TOTAL MUNICIPAL BONDS (cost $58,535)		58,535

SEE NOTES TO FINANCIAL STATEMENTS

38

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—3.4%
$2,063	AIM Short-Term Investments Co. Tax-Free Cash Reserve Portfolio (Institutional Shares)	$2,063

TOTAL CASH EQUIVALENTS (cost $2,063)		2,063

TOTAL INVESTMENTS (cost $60,598)—99.9%		60,598

Other Assets, less Liabilities		54

NET ASSETS		$60,652

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/2004. These rates change periodically based on specified market rate or indices.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-624-5711

39

Statements of Assets and Liabilities

As of June 30, 2004

(Unaudited)

	—(In Thousands, Except Per-Share Amounts)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund
	Assets
	Investments, at Cost	$41,708	$67,173

	Investments, at Value	$43,110	$66,565
	Receivable for Investment Securities Sold	314	—
	Receivable for Trust Shares Sold	—	—
	Dividends and Interest Receivable	624	463
	Receivable From Advisor	15	16
	Other Assets	33	—

	Total Assets	44,096	67,044
	Liabilities
	Payable for Investment Securities Purchased	712	—
	Payable for Trust Shares Redeemed	25	20
	Payable Upon Return of Securities Loaned	5,247	—
	Dividends Payable	230	226
	Investment Advisory Fees Payable	18	30
	Other Accrued Expenses	22	26

	Total Liabilities	6,254	302

	Net Assets	$37,842	$66,742

	Components of Net Assets
	Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$62,352	$69,256
	Net Unrealized Appreciation on Investments	1,402	(608)
	Accumulated Undistributed Net Investment Income (Loss)	143	(477)
	Accumulated Realized Gain (Loss)	(26,055)	(1,429)

	Net Assets	$37,842	$66,742

Investor Class	Net Assets	$35,385	$59,198
	Trust Shares Outstanding	6,229	6,291
	Net Asset Value, Offering Price, and Redemption Price Per Share	$5.68	$9.41

Class A	Net Assets	$1,699	$5,109
	Trust Shares Outstanding	299	543
	Net Asset Value and Redemption Price Per Share	$5.68	$9.41

	Maximum Offering Price Per Share†	$5.95	$9.75

Class B	Net Assets	$505	$2,338
	Trust Shares Outstanding	89	248
	Net Asset Value and Offering Price Per Share	$5.68	$9.42

Class C	Net Assets	$253	$97
	Trust Shares Outstanding	44	10
	Net Asset Value and Offering Price Per Share	$5.69	$9.42

†	Including Sales Charges of 4.5% for High-Yield, California, and Municipal Bond Funds and 3.5% for intermediate-term bond funds.

SEE NOTES TO FINANCIAL STATEMENTS

40

Safeco Intermediate-Term Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

$9,617	$78,440	$508,392	$16,175	$285,164	$60,598

$9,612	$81,470	$544,002	$16,718	$285,164	$60,598
—	—	—	—	—	—
—	—	74	—	—	—
91	1,296	8,311	191	1,561	115
12	9	—	7	2	8
—	—	6	—	—	—

9,715	82,775	552,393	16,916	286,727	60,721

—	—	—	429	—	—
—	—	—	—	—	—
54	—	—	—	—	—
30	307	2,119	52	142	21
4	34	213	7	117	25
8	32	97	2	88	23

96	373	2,429	490	347	69

$9,619	$82,402	$549,964	$16,426	$286,380	$60,652

$9,853	$77,872	$507,654	$15,881	$286,380	$60,652
(5)	3,030	35,610	543	—	—
—	583	3,132	—	—	—
(229)	917	3,568	2	—	—

$9,619	$82,402	$549,964	$16,426	$286,380	$60,652

$7,362	$80,718	$539,750	$15,843	$279,574	$60,652
880	6,577	38,814	1,467	279,574	60,652
$8.37	$12.27	$13.91	$10.80	$1.00	$1.00

$1,460	$1,081	$7,343	$324	$5,488	—
175	88	527	30	5,488
$8.36	$12.28	$13.93	$10.80	$1.00

$8.66	$12.86	$14.59	$11.19	$1.00

$699	$505	$2,717	$152	$1,194	—
84	41	196	14	1,194
$8.35	$12.26	$13.89	$10.79	$1.00

$98	$98	$154	$107	$124	—
11	8	11	10	124
$8.35	$12.25	$13.89	$10.79	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

41

Statements of Operations

For the Six-Month Period Ended June 30, 2004

(Unaudited)

—(In Thousands)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund
Investment Income
Dividends and Interest	$1,727	$1,420
Securities Lending and Other Income	6	—

Total Investment Income	1,733	1,420
Expenses
Investment Advisory	133	192
Fund Accounting and Administration	18	31
Transfer Agent—Investor Class	48	44
—Class A	5	6
—Class B	2	3
—Class C	—	—
Shareholder Service—Class A	2	7
—Class B	1	3
Distribution—Class B	2	10
—Class C	1	—
Legal and Auditing	13	14
Custodian	7	5
Registration	20	19
Reports to Shareholders	8	8
Trustees	5	5
Other	4	5

Total Expenses Before Expense Reimbursement/Waiver	269	352
Expense Reimbursement/Waiver From Advisor—Investor Class	(69)	(62)
—Class A	(6)	(8)
—Class B	(3)	(4)
—Class C	(1)	—

Total Expenses After Expense Reimbursement/Waiver	190	278

Net Investment Income	1,543	1,142
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	605	214
Net Change in Unrealized Appreciation (Depreciation)	(1,644)	(1,235)

Net Gain (Loss) on Investments	(1,039)	(1,021)

Net Change in Net Assets Resulting from Operations	$504	$121

SEE NOTES TO FINANCIAL STATEMENTS

42

Safeco Intermediate-Term Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

$214	$2,326	$15,171	$370	$1,938	$340
—	—	—	—	—	—

214	2,326	15,171	370	1,938	340

24	215	1,335	42	779	157
4	39	126	8	102	28
8	29	156	5	133	17
3	—	2	—	13	—
2	—	1	—	3	—
—	—	—	—	—	—
2	1	6	—	—	—
1	1	4	—	—	—
3	3	11	1	—	—
—	—	1	—	—	—
12	14	30	12	22	13
2	5	19	2	15	6
18	4	26	10	31	8
2	5	22	1	19	2
5	5	7	5	6	5
1	6	38	2	24	5

87	327	1,784	88	1,147	241
(31)	(49)	—	(26)	—	(35)
(8)	(1)	—	(1)	(10)	—
(5)	(1)	—	(1)	(3)	—
(1)	—	—	—	—	—

42	276	1,784	60	1,134	206

172	2,050	13,387	310	804	134

19	918	3,572	1	—	—
(187)	(3,703)	(22,138)	(489)	—	—

(168)	(2,785)	(18,566)	(488)	—	—

$4	$(735)	$(5,179)	$(178)	$804	$134

SEE NOTES TO FINANCIAL STATEMENTS

43

Statements of Changes in Net Assets

(Unaudited)

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Government Fund		Safeco Intermediate-Term Bond Fund
—(In Thousands)—	2004*	2003**	2004*	2003**	2004*	2003**
Operations

Net Investment Income	$1,543	$3,613	$1,142	$2,001	$172	$393

Net Realized Gain (Loss) on Investments	605	1,127	214	1,212	19	124

Net Change in Unrealized Appreciation (Depreciation)	(1,644)	6,280	(1,235)	(2,494)	(187)	(175)

Net Change in Net Assets Resulting from Operations	504	11,020	121	719	4	342

Distributions to Shareholders From

Net Investment Income
—Investor Class	(1,609)	(3,312)	(1,267)	(2,497)	(144)	(339)
—Class A	(84)	(244)	(101)	(76)	(24)	(51)
—Class B	(22)	(52)	(40)	(36)	(12)	(33)
—Class C	(9)	(10)	(2)	(1)	(2)	(1)

Net Realized Gain on Investments
—Investor Class	—	—	—	—	—	—
—Class A	—	—	—	—	—	—
—Class B	—	—	—	—	—	—
—Class C	—	—	—	—	—	—

Total	(1,724)	(3,618)	(1,410)	(2,610)	(182)	(424)

Net Trust Share Transactions	(3,959)	230	(6,519)	19,711	94	(739)

Redemption Fees	37	48	2	7	—	—

Total Change in Net Assets	(5,142)	7,680	(7,806)	17,827	(84)	(821)

Net Assets at Beginning of Period	42,984	35,304	74,548	56,721	9,703	10,524

Net Assets at End of Period	$37,842	$42,984	$66,742	$74,548	$9,619	$9,703

Tax Character of Distributions Paid
Ordinary Income	$1,724	$3,618	$1,410	$2,610	$182	$424
Tax-Exempt Income	—	—	—	—	—	—
Long-term Capital Gains	—	—	—	—	—	—

Total	$1,724	$3,618	$1,410	$2,610	$182	$424

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

44

Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund		Safeco Tax-Free Money Market Fund
2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**

$2,050	$4,318	$13,387	$27,809	$310	$627	$804	$2,637	$134	$371

918	217	3,572	7,642	1	133	—	—	—	—

(3,703)	(59)	(22,138)	(1,537)	(489)	39	—	—	—	—

(735)	4,476	(5,179)	33,914	(178)	799	804	2,637	134	371

(1,890)	(4,043)	(12,532)	(26,456)	(299)	(614)	(788)	(2,599)	(134)	(371)
(18)	(31)	(111)	(221)	(7)	(8)	(13)	(30)	—	—
(14)	(36)	(50)	(111)	(2)	(3)	(3)	(7)	—	—
(2)	(1)	(2)	(1)	(2)	(2)	—	(1)	—	—

(125)	(255)	(3,667)	(6,896)	(34)	(93)	—	—	—	—
(1)	(2)	(50)	(80)	(1)	(2)	—	—	—	—
(1)	(3)	(18)	(38)	—	(1)	—	—	—	—
—	—	(1)	(1)	—	(1)	—	—	—	—

(2,051)	(4,371)	(16,431)	(33,804)	(345)	(724)	(804)	(2,637)	(134)	(371)

(2,406)	(7,564)	(1,547)	(2,868)	132	155	(71,380)	(2,109)	(6,476)	(8,826)

—	13	37	77	—	—	—	—	—	—

(5,192)	(7,446)	(23,120)	(2,681)	(391)	230	(71,380)	(2,109)	(6,476)	(8,826)

87,594	95,040	573,084	575,765	16,817	16,587	357,760	359,869	67,128	75,954

$82,402	$87,594	$549,964	$573,084	$16,426	$16,817	$286,380	$357,760	$60,652	$67,128

$—	$21	$—	$723	$—	$—	$804	$2,637	$—	$—
1,924	4,090	12,695	26,385	310	627	—	—	134	371
127	260	3,736	6,696	35	97	—	—	—	—

$2,051	$4,371	$16,431	$33,804	$345	$724	$804	$2,637	$134	$371

SEE NOTES TO FINANCIAL STATEMENTS

45

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003		2002	2001	2000	1999
Net Asset Value at Beginning of Period	$5.84		$4.89		$6.51	$7.26	$8.38	$8.78
Income from Investment Operations
Net Investment Income	0.22		0.48		0.52	0.61	0.69	0.71
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		0.94		(1.64)	(0.75)	(1.12)	(0.40)

Total from Investment Operations	0.07		1.42		(1.12)	(0.14)	(0.43)	0.31
Redemption Fees	0.01		0.01		0.01	—	—	—
Less Distributions
Dividends from Net Investment Income	(0.24)		(0.48)		(0.51)	(0.61)	(0.69)	(0.71)

Net Asset Value at End of Period	$5.68		$5.84		$4.89	$6.51	$7.26	$8.38

Total Return	1.44%	*	30.50%		(17.47% )	(2.05% )	(5.52% )	3.74%
Net Assets at End of Period (000’s)	$35,385		$39,312		$32,647	$51,454	$54,540	$73,004
Ratios to Average Net Assets:
Gross Expenses	1.26%	**	1.27%		1.28%	1.14%	1.13%	0.99%
Required Reimbursement^	(0.21%	)**	(0.22%	)	(0.22% )	(0.07% )	(0.08% )	(0.04% )
Voluntary Reimbursement^	(0.15%	)**	(0.15%	)	—	—	—	—

Net Expenses	0.90%	**	0.90%		1.06%	1.07%	1.05%	0.95%

Net Investment Income	7.57%	**	8.83%		9.27%	8.75%	8.63%	8.31%
Portfolio Turnover Rate	113%	**	177%		163%	185%	45%	71%

Safeco Intermediate-Term U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003		2002	2001	2000	1999
Net Asset Value at Beginning of Period	$9.59		$9.88		$9.47	$9.35	$9.10	$9.64
Income from Investment Operations
Net Investment Income	0.16		0.35		0.46	0.55	0.59	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.21)		0.45	0.12	0.25	(0.54)

Total from Investment Operations	0.01		0.14		0.91	0.67	0.84	0.01
Less Distributions
Dividends from Net Investment Income	(0.19)		(0.43)		(0.50)	(0.55)	(0.59)	(0.55)

Net Asset Value at End of Period	$9.41		$9.59		$9.88	$9.47	$9.35	$9.10

Total Return	0.15%	*	1.40%		9.84%	7.29%	9.50%	0.16%
Net Assets at End of Period (000’s)	$59,198		$66,109		$55,644	$45,218	$37,564	$39,449
Ratios to Average Net Assets:
Gross Expenses	0.94%	**	0.94%		0.93%	0.98%	1.05%	0.98%
Required Reimbursement^	—		—		—	(0.03% )	(0.10% )	(0.04% )
Voluntary Reimbursement^	(0.20%	)**	(0.20%	)	—	—	—	—

Net Expenses	0.74%	**	0.74%		0.93%	0.95%	0.95%	0.94%

Net Investment Income	3.33%	**	3.40%		4.67%	5.74%	6.43%	5.92%
Portfolio Turnover Rate	14%	**	78%		63%	63%	160%	133%

*	Not annualized.
**	Annualized.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

46

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$8.52		$8.58	$8.41	$8.30	$7.90	$8.64
Income from Investment Operations
Net Investment Income	0.16		0.33	0.41	0.46	0.48	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.03)	0.20	0.11	0.40	(0.74)

Total from Investment Operations	0.01		0.30	0.61	0.57	0.88	(0.33)
Less Distributions
Dividends from Net Investment Income	(0.16)		(0.36)	(0.44)	(0.46)	(0.48)	(0.41)

Net Asset Value at End of Period	$8.37		$8.52	$8.58	$8.41	$8.30	$7.90

Total Return	0.16%	*	3.56%	7.44%	6.95%	11.57%	(3.82% )
Net Assets at End of Period (000’s)	$7,362		$7,418	$8,218	$7,295	$5,956	$6,781
Ratios to Average Net Assets:
Gross Expenses	1.59%	**	1.53%	1.51%	1.59%	1.63%	1.41%
Required Reimbursement^	(0.69%	)**	(0.63% )	(0.61% )	(0.69% )	(0.73% )	(0.47% )
Voluntary Reimbursement^	(0.16%	)**	(0.16% )	—	—	—	—

Net Expenses	0.74%	**	0.74%	0.90%	0.90%	0.90%	0.94%

Net Investment Income	3.69%	**	3.91%	4.76%	5.41%	6.01%	5.10%
Portfolio Turnover Rate	45%	**	51%	93%	126%	102%	147%

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$12.68		$12.67	$12.39	$12.49	$11.04	$12.74
Income from Investment Operations
Net Investment Income	0.30		0.60	0.61	0.62	0.56	0.56
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		0.02	0.44	(0.11)	1.45	(1.70)

Total from Investment Operations	(0.11)		0.62	1.05	0.51	2.01	(1.14)
Less Distributions
Dividends from Net Investment Income	(0.28)		(0.57)	(0.55)	(0.61)	(0.56)	(0.56)
Distributions in Excess of Net Investment Income	—		—	(0.04)	—	—	—
Distributions from Realized Gains	(0.02)		(0.04)	(0.18)	—	—	—

Total Distributions	(0.30)		(0.61)	(0.77)	(0.61)	(0.56)	(0.56)

Net Asset Value at End of Period	$12.27		$12.68	$12.67	$12.39	$12.49	$11.04

Total Return	(0.90%	)*	4.97%	8.76%	4.12%	18.79%	(9.18% )
Net Assets at End of Period (000’s)	$80,718		$85,731	$93,293	$90,165	$104,988	$85,782
Ratios to Average Net Assets:
Gross Expenses	0.75%	**	0.75%	0.73%	0.75%	0.74%	0.74%
Voluntary Reimbursement^	(0.12%	)**	(0.12% )	—	—	—	—

Net Expenses	0.63%	**	0.63%	0.73%	0.75%	0.74%	0.74%

Net Investment Income	4.78%	**	4.72%	4.57%	4.98%	4.85%	4.66%
Portfolio Turnover Rate	5%	**	19%	25%	32%	26%	25%

*	Not annualized.
**	Annualized.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

47

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$14.44		$14.45	$13.97	$13.96	$12.89	$14.45
Income from Investment Operations
Net Investment Income	0.34		0.70	0.71	0.71	0.70	0.69
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)		0.13	0.69	0.02	1.07	(1.56)

Total from Investment Operations	(0.12)		0.83	1.40	0.73	1.77	(0.87)
Less Distributions
Dividends from Net Investment Income	(0.32)		(0.67)	(0.69)	(0.69)	(0.70)	(0.69)
Distributions from Realized Gains	(0.09)		(0.17)	(0.23)	(0.03)	—	—

Total Distributions	(0.41)		(0.84)	(0.92)	(0.72)	(0.70)	(0.69)

Net Asset Value at End of Period	$13.91		$14.44	$14.45	$13.97	$13.96	$12.89

Total Return	(0.86%	)*	5.96%	10.33%	5.30%	14.17%	(6.18% )
Net Assets at End of Period (000’s)	$539,750		$563,305	$569,484	$533,803	$499,831	$470,267
Ratios to Average Net Assets:
Expenses	0.62%	**	0.61%	0.61%	0.62%	0.62%	0.60%
Net Investment Income	4.74%	**	4.83%	4.91%	5.01%	5.27%	5.04%
Portfolio Turnover Rate	8%	**	20%	19%	9%	32%	17%

Safeco Intermediate-Term Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$11.14		$11.10	$10.73	$10.76	$10.46	$11.02
Income from Investment Operations
Net Investment Income	0.20		0.42	0.42	0.44	0.45	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)		0.10	0.52	0.05	0.31	(0.54)

Total from Investment Operations	(0.12)		0.52	0.94	0.49	0.76	(0.09)
Less Distributions
Dividends from Net Investment Income	(0.20)		(0.42)	(0.42)	(0.44)	(0.45)	(0.45)
Distributions from Realized Gains	(0.02)		(0.06)	(0.15)	(0.08)	(0.01)	(0.02)

Total Distributions	(0.22)		(0.48)	(0.57)	(0.52)	(0.46)	(0.47)

Net Asset Value at End of Period	$10.80		$11.14	$11.10	$10.73	$10.76	$10.46

Total Return	(1.03%	)*	4.78%	8.89%	4.53%	7.44%	(0.84% )
Net Assets at End of Period (000’s)	$15,843		$16,152	$16,587	$15,223	$13,896	$14,607
Ratios to Average Net Assets:
Gross Expenses	1.02%	**	1.04%	0.99%	0.96%	0.97%	0.92%
Required Reimbursement^	(0.12%	)**	(0.14% )	(0.09% )	(0.06% )	(0.07% )	(0.06% )
Voluntary Reimbursement^	(0.20%	)**	(0.20% )	—	—	—	—

Net Expenses	0.70%	**	0.70%	0.90%	0.90%	0.90%	0.86%

Net Investment Income	3.72%	**	3.73%	3.77%	4.01%	4.27%	4.18%
Portfolio Turnover Rate	3%	**	22%	24%	22%	16%	11%

*	Not annualized.
**	Annualized.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

48

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000		1999
Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations
Net Investment Income	—	^^	0.01	0.01	0.04	0.06		0.05
Less Distributions
Dividends from Net Investment Income	—	^^	(0.01)	(0.01)	(0.04)	(0.06)		(0.05)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.25%	*	0.65%	1.32%	3.75%	5.90%		4.65%
Net Assets at End of Period (000’s)	$279,574		$349,808	$353,236	$227,142	$242,195		$240,459
Ratios to Average Net Assets:
Gross Expenses	0.71%	**	0.67%	0.76%	0.92%	0.97%		0.95%
Required Reimbursement^	—		—	—	(0.12% )	(0.17%	)	(0.14%	)
Voluntary Reimbursement^	—		—	(0.02% )	—	—		—

Net Expenses	0.71%	**	0.67%	0.74%	0.80%	0.80%		0.81%

Net Investment Income	0.51%	**	0.65%	1.29%	3.71%	5.72%		4.55%

Safeco Tax-Free Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2004		2003	2002	2001	2000		1999
Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations
Net Investment Income	—	^^	0.01	0.01	0.02	0.03		0.03
Less Distributions
Dividends from Net Investment Income	—	^^	(0.01)	(0.01)	(0.02)	(0.03)		(0.03)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.21%	*	0.51%	0.97%	2.34%	3.52%		2.77%
Net Assets at End of Period (000’s)	$60,652		$67,128	$75,954	$76,554	$73,934		$77,323
Ratios to Average Net Assets:
Gross Expenses	0.76%	**	0.74%	0.75%	0.75%	0.73%		0.70%
Voluntary Reimbursement^	(0.11%	)**	(0.09% )	—	—	(0.02%	)†	(0.04%	)†

Net Expenses	0.65%	**	0.65%	0.75%	0.75%	0.71%		0.66%

Net Investment Income	0.43%	**	0.51%	0.97%	2.31%	3.46%		2.72%

*	Not annualized.
**	Annualized.
†	Represents fees waived by the advisor. The fee waiver expired on April 30, 2000.
^	See Note 6 to the financial statements.
^^	Amounts are less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS

49

Notes to Financial Statements

(Unaudited)

1.    GENERAL

This financial report is on eight of the Safeco Mutual Funds (the “Funds”). Each Fund is a series of one of the following Trusts listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Government Fund

Safeco Managed Bond Trust

Safeco Intermediate-Term Bond Fund

Safeco Tax-Exempt Bond Trust

Safeco California Tax-Free Income Fund

Safeco Municipal Bond Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

Safeco Tax-Free Money Market Fund

The Funds offer up to four classes of shares:

*	Investor shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

Each class of shares has equal rights as to earnings and assets except that each class bears different transfer agent, shareholder service, and distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares of the High-Yield Bond, California Tax-Free Income, Municipal Bond, Money Market and Tax-Free Money Market Funds automatically convert to Class A shares after the sixth anniversary of issuance. Class B shares of the Intermediate-Term U.S. Government, Intermediate-Term Bond, and Intermediate-Term Municipal Bond Funds automatically convert to class A shares after the fifth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a shareholder service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

On March 15, 2004, Safeco Corporation, the parent company of Safeco Asset Management Company (SAM), which serves as the Funds’ investment advisor, announced that it has entered into an agreement to sell SAM, Safeco Securities, Inc., the Funds’ distributor and Safeco Services Corporation, the Funds’ transfer agent, as part of a larger transaction to sell its life insurance and investment businesses

50

Notes to Financial Statements

(Unaudited)

(collectively “Safeco Life and Investments”) to a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway, Inc. The holding company was subsequently named Symetra Financial Corporation. On July 31, 2004, the sale closed. See Note 8 to the financial statements for further disclosure.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Values for fixed income portfolio securities (other than short-term securities) are based on matrix pricing models, which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the respective fund. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Trustees to represent fair value. Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded primarily on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Securities in the money market funds are valued at amortized cost, which approximates market value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Funds’ ability to manage their investment portfolios and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Dividend and Interest Income Recognition.    Bond premiums and discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest income is recorded on an accural basis. Dividend income is recorded on the ex-dividend date.

Securities Lending Income.    The High-Yield Bond and the Intermediate-Term Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least 102% of the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning

SAFECO MUTUAL FUNDS	1-800-624-5711

51

Notes to Financial Statements

(Unaudited)

interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or each Fund. Upon termination of the loan, the borrower is required to return to each Fund securities identical to the loaned securities. The Funds generally share the interest earned on the cash collateral with the borrower and the securities lending administrator. Gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of each Fund.

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

Redemption Fees.    Shares held for less than 90 days in the High-Yield Bond, Intermediate-Term U.S. Government, Municipal Bond and California Tax Free Income Funds are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. Effective July 1, 2004, shares held for less than 30 days in all Funds, other than the Money Market and Tax-Free Money Market Funds, are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement purposes.

Dividends and Distributions to Shareholders.    Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. For all Funds, net gains realized from security transactions on investments, if any, are normally distributed to shareholders in March and December. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner that results in no taxes to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust and the Tax-Free Money Market Fund intend to satisfy conditions that will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. However, certain Fund distributions may be taxable, including any portion of dividends representing net capital gains and income derived from certain bonds bought below their issue price (at a discount).

Estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

52

Notes to Financial Statements

(Unaudited)

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2004 (in thousands):

	Purchases	Sales
High-Yield Bond Fund	$20,743	$28,269
Intermediate-Term U.S. Government Fund	4,925	11,346
Intermediate-Term Bond Fund	2,089	2,650
California Tax-Free Income Fund	2,220	8,198
Municipal Bond Fund	22,502	25,356
Intermediate-Term Municipal Bond Fund	533	260

Purchases include $924 and $946 of U.S. Government securities in the Intermediate-Term U.S. Government and Intermediate-Term Bond Funds, respectively.

Sales include $6,806 and $1,447 of U.S. Government securities in the Intermediate-Term U.S. Government and Intermediate-Term Bond Funds, respectively.

SAFECO MUTUAL FUNDS	1-800-624-5711

53

Notes to Financial Statements

(Unaudited)

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Estimated components of distributable earnings on a tax basis at June 30, 2004, were as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Government Fund	Intermediate-Term Bond Fund
Federal Tax Cost on Investments	$41,668	$67,682	$9,618

Gross Unrealized Appreciation on Investments	$2,066	$468	$130
Gross Unrealized Depreciation on Investments	(624)	(1,585)	(136)

Net Unrealized Appreciation on Investments	1,442	(1,117)	(6)
Undistributed Realized Capital Gain (Loss)—Current Period	596	47	9
Capital Loss Carryforward*	(26,548)	(1,398)	(237)
Deferred Loss**	—	(46)	—

Distributable Earnings	$(24,510)	$(2,514)	$(234)

	California Tax-Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Federal Tax Cost on Investments	$77,874	$505,367	$16,175

Gross Unrealized Appreciation on Investments	$3,765	$38,672	$584
Gross Unrealized Depreciation on Investments	(169)	(37)	(41)

Net Unrealized Appreciation on Investments	3,596	38,635	543
Undistributed Income	17	107	—
Undistributed Realized Capital Gain (Loss)—Current Period	917	3,568	2

Distributable Earnings	$4,530	$42,310	$545

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows (in thousands):

	2004	2005	2006	2007	2008	2009	2010	2011	Total
High-Yield Bond Fund	$339	$—	$58	$1,769	$4,090	$11,224	$8,183	$885	$26,548
Intermediate-Term U.S. Government Fund	—	—	—	742	656	—	—	—	1,398
Intermediate-Term Bond Fund	—	—	—	43	82	—	112	—	237

**	From November 1, 2003, through December 31, 2003, the fund incurred net realized capital losses. As permitted by tax regulations, the fund has elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting are attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, redemption fees, and the classification of paydown gains and losses.

54

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco High-Yield Bond Fund
Shares:
Sales	2,005	6,902	258	1,715	14	17	17	9
Reinvestments	168	435	10	18	3	8	1	1
Redemptions	(2,670)	(7,290)	(458)	(1,640)	(40)	(42)	(1)	(1)

Net Change	(497)	47	(190)	93	(23)	(17)	17	9

Amounts:
Sales	$11,775	$36,932	$1,519	$9,111	$84	$87	$100	$51
Reinvestments	977	2,364	64	96	16	45	5	4
Redemptions	(15,561)	(39,348)	(2,699)	(8,882)	(234)	(223)	(5)	(7)

Net Change	$(2,809)	$(52)	$(1,116)	$325	$(134)	$(91)	$100	$48

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Intermediate-Term U.S. Government Fund
Shares:
Sales	160	3,019	68	537	4	318	—	10
Issued on Merger (Note 7)	—	2,246	—	453	—	299	—	—
Reinvestments	83	210	8	8	3	3	—	—
Redemptions	(846)	(1,968)	(93)	(59)	(68)	(47)	—	—

Net Change	(603)	3,507	(17)	939	(61)	573	—	10

Amounts:
Sales	$1,534	$7,556	$654	$811	$37	$189	$—	$100
Value of Shares Issued on Merger (Note 7)	—	21,744	—	4,382	—	2,897	—	—
Reinvestments	794	2,040	74	77	28	34	—	—
Redemptions	(8,096)	(19,096)	(896)	(569)	(648)	(454)	—	—

Net Change	$(5,768)	$12,244	$(168)	$4,701	$(583)	$2,666	$—	$100

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Intermediate-Term Bond Fund
Shares:
Sales	75	122	47	614	2	16	—	12
Reinvestments	6	20	3	5	1	3	—	—
Redemptions	(72)	(229)	(12)	(632)	(39)	(19)	—	—

Net Change	9	(87)	38	(13)	(36)	—	—	12

Amounts:
Sales	$641	$1,048	$404	$5,251	$11	$140	$—	$100
Reinvestments	55	172	18	44	9	26	—	—
Redemptions	(616)	(1,954)	(100)	(5,403)	(328)	(163)	—	—

Net Change	$80	$(734)	$322	$(108)	$(308)	$3	$—	$100

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-624-5711

55

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco California Tax-Free Income Fund
Shares:
Sales	220	1,589	38	36	—	10	—	8
Reinvestments	101	256	1	2	1	3	—	—
Redemptions	(504)	(2,450)	(10)	(30)	(40)	(20)	—	—

Net Change	(183)	(605)	29	8	(39)	(7)	—	8

Amounts:
Sales	$2,787	$19,950	$480	$461	$—	$130	$—	$100
Reinvestments	1,274	3,227	12	22	12	32	—	—
Redemptions	(6,340)	(30,864)	(119)	(368)	(509)	(254)	—	—

Net Change	$(2,279)	$(7,687)	$373	$115	$(497)	$(92)	$—	$100

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Municipal Bond Fund
Shares:
Sales	1,837	16,199	405	1,094	(9)	67	4	7
Reinvestments	691	1,603	8	17	3	8	—	—
Redemptions	(2,718)	(18,217)	(338)	(921)	(16)	(30)	—	—

Net Change	(190)	(415)	75	190	(22)	45	4	7

Amounts:
Sales	$26,432	$233,513	$5,661	$15,743	$(139)	$972	$60	$100
Reinvestments	9,919	23,123	109	252	46	113	1	—
Redemptions	(38,583)	(262,964)	(4,827)	(13,295)	(226)	(425)	—	—

Net Change	$(2,232)	$(6,328)	$943	$2,700	$(319)	$660	$61	$100

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003†	2004*	2003†	2004*	2003†
	Safeco Intermediate-Term Municipal Bond Fund
Shares:
Sales	134	308	—	36	1	13	1	9
Reinvestments	16	40	—	1	—	—	—	—
Redemptions	(133)	(392)	(8)	—	—	—	—	—

Net Change	17	(44)	(8)	37	1	13	1	9

Amounts:
Sales	$1,486	$3,411	$5	$415	$7	$150	$10	$100
Reinvestments	175	437	5	7	—	1	—	—
Redemptions	(1,466)	(4,366)	(90)	—	—	—	—	—

Net Change	$195	$(518)	$(80)	$422	$7	$151	$10	$100

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
†	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.

56

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco Money Market Fund
Shares and Amounts ($):
Sales	49,827	261,850	3,743	9,254	683	717	22	27
Reinvestments	585	2,435	10	28	2	6	—	—
Redemptions	(120,646)	(267,712)	(4,906)	(8,070)	(664)	(632)	(36)	(12)

Net Change	(70,234)	(3,427)	(1,153)	1,212	21	91	(14)	15

	Safeco Tax-Free Money Market Fund
	Investor Class
	2004*	2003**
Shares and Amounts ($):
Sales	8,569	20,592
Reinvestments	101	334
Redemptions	(15,146)	(29,752)

Net Change	(6,476)	(8,826)

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-624-5711

57

Notes to Financial Statements

(Unaudited)

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds received investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees were based on each Fund’s net assets and the rates specified in the tables below. See Note 8 to the financial statements.

Intermediate-Term U.S. Government Fund:		High-Yield Bond Fund:		Intermediate-Term Bond Fund:
First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market and Tax-Free Money Market Funds:
First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company received a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	.04%	First $200 million	.05%
Over $200 million	.01	Over $200 million	.01

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000. Low balance fees received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services. For financial statement presentation purposes, the amount of low balance fees collected are reported as other income in the Statement of Operations. Transfer agent expenses are recorded gross of the low balance fee offset.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2004 no such borrowings were outstanding. Interest rates on affiliated loans during the six-month period ended June 30, 2004 ranged from 0.97% to 1.04%. This arrangement was terminated on August 2, 2004.

Line of Credit.    The Trusts, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $50 million is currently available to meet short-term financing needs. At June 30, 2004, no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2004, Safeco Insurance Company of America owned 554,667 shares (8%) of the Intermediate-Term U.S. Government Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 463,785 shares (40%) of the Intermediate-Term Bond Fund.

58

Notes to Financial Statements

(Unaudited)

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company contractually agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market and Tax-Free Money Market Funds and 0.40% for all other Funds. Beginning June 26, 2003 through June 30, 2004, Safeco Asset Management Company additionally voluntarily reimbursed all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets of the Investor Class of each of the following Funds:

High-Yield Bond Fund	0.90%	California Tax-Free Income Fund	0.63%
Intermediate-Term U.S. Government Fund	0.74	Intermediate-Term Municipal Bond Fund	0.70
Intermediate-Term Bond Fund	0.74	Tax-Free Money Market Fund	0.65

See Note 8 to the financial statements.

Board of Trustees.    The Funds, along with several other funds not reported herein, pay each of the Trustees not affiliated with Safeco Corporation an annual retainer of $25,000. Independent Trustees receive an additional fee for attending each board and committee meeting.

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the six-month period ended June 30, 2004 (in thousands):

Commissions Retained
Municipal Bond Fund	$1

7.    FUND MERGER

On September 26, 2003, pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees and the shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), the Treasury Fund merged into the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”). Under the terms of the reorganization, the Government Fund acquired all of the assets of the Treasury Fund in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund. The merger was consummated as a tax-free business reorganization pursuant to 368(a) of the Internal Revenue Code of 1986, as amended, with no gain or

SAFECO MUTUAL FUNDS	1-800-624-5711

59

Notes to Financial Statements

(Unaudited)

loss recognized by the Funds or Shareholders as a consequence of the reorganization. Unrealized appreciation on securities held by the Treasury Fund immediately before the merger was $657,000. Summarized financial information related to the reorganization is outlined below.

	Pre-Merger			Post-Merger
	Treasury Fund			Combined Government Fund
	Before Share Exchange	After Share Exchange	Government Fund
Investor Class
Net Assets	$21,743,798	$21,743,798	$49,617,504	$71,361,302
Treasury Fund Shares	2,025,166	—	—	—
Government Fund Shares	—	2,246,585	5,126,534	7,373,119
Net Asset Value Per Share	$10.74	$9.68	$9.68	$9.68
Exchange Ratio	1.1093	1.1093	—	—
Class A
Net Assets	$4,382,330	$4,382,330	$869,227	$5,251,557
Treasury Fund Shares	409,044	—	—	—
Government Fund Shares	—	452,617	89,776	542,393
Net Asset Value Per Share	$10.71	$9.68	$9.68	$9.68
Exchange Ratio	1.1065	1.1065	—	—
Class B
Net Assets	$2,896,760	$2,896,760	$418,793	$3,315,553
Treasury Fund Shares	269,421	—	—	—
Government Fund Shares	—	298,928	43,217	342,145
Net Asset Value Per Share	$10.75	$9.69	$9.69	$9.69
Exchange Ratio	1.1095	1.1095	—	—

8.    SUBSEQUENT EVENTS

On August 2, 2004, Safeco Corporation announced that it had completed the sale of the Safeco Life and Investments division of Safeco Corporation to Symetra Financial Corporation. Among the entities included in this sale were Safeco Asset Management Company (SAM), Safeco Services, and Safeco Securities, all of which are affiliates of the Funds.

Symetra Financial Corporation made the decision to exit the mutual fund business. Effective August 2, 2004, Pioneer Investment Management, Inc. (Pioneer) was named the investment advisor for the Funds pursuant to an interim investment advisory agreement approved by the Board of Trustees of the Funds. The terms of the interim investment advisory agreements are substantially the same as the prior investment advisory agreements with SAM, with no change in the investment advisory fee schedule or the expense reimbursement arrangements. The investment advisory agreements with SAM have been terminated.

The Boards of Trustees for the Funds have also approved the plan of reorganization of each of the Funds into a corresponding Pioneer mutual fund. It is anticipated that shareholders of each Safeco mutual fund will be asked, at a meeting of shareholders to be held this fall, to consider the reorganization of that Safeco mutual fund into a similar mutual fund managed by Pioneer.

60

Trustees and Officers Information

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
INDEPENDENT (disinterested) TRUSTEES
Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (49)	Trustee	Served since August 8, 2002	Retired in 2003 from position as Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington.	22	Director of Cascade Natural Gas Corp., Seattle, Trustee for Financial Executives Research Foundation (Industry Group)
Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (58)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	22	Director of First Safeco National Life Insurance Co. of New York. Trustee, United Way of Skagit County. Board Chair Npower (non-profit organization providing technology assistance and training to other non-profits). Board of Directors, YMCA of Greater Seattle.
Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (66)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	22	Director of First Safeco National Life Insurance Co. of New York
Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (69)	Trustee	Served since August 1, 1985	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	22	Director of First Safeco National Life Insurance Co. of New York. Chairman of the Board of Directors for Cascade Natural Gas Corp., Seattle, Washington. Board Member of University of Washington Medical Center, Seattle, Washington.
John W. Schneider 4854 154th Place NE Redmond, WA 98052 (62)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	22	Director of First Safeco National Life Insurance Co. of New York
*	Mandatory retirement at age 72.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
INTERESTED TRUSTEE*
Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (53)	Trustee and Chairman; President	Served since May 7, 2003; Served as President or Sr. Vice President since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	22	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York
*	Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.
**	Mandatory retirement at age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
PRINCIPAL OFFICERS who are not Trustees
David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (47)	Vice President, Treasurer, and Controller	Served since August 7, 1997	Secretary of the Trusts from July 2000 through May 2004. Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.
William E. Crawford 5069 154th Place NE Redmond, WA 98052 (47)	Secretary	Served since May 6, 2004	Counsel of the Trusts since May 2001 and Assistant General Counsel of Safeco Life Insurance Company since February 1997.
Michael F. Murphy 4854 154th Place NE Redmond, WA 98052 (37)	Chief Compliance Officer	Served since November 6, 2003	Director of Compliance and Assistant Vice President for Thornburg Investment Management, Inc. and Thornburg Securities Corporation 1999-2003. Compliance Specialist for Technology Funding, Inc. 1997-1999.
David N. Evans 4854 154th Place NE Redmond, WA 98052 (31)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.
*	Annual Appointment

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at 1-800-624-5711 or by mail at Safeco Securites, Inc. P.O. Box 219241, Kansas City, MO 64121-9241.

A description of the Fund’s proxy voting policies and procedures are available without charge by calling 1-800-624-5711. The information is additionally available at http://www.sec.gov.

SAFECO FIXED-INCOME FUNDS

INVESTMENT ADVISOR

Pioneer Investment Management, Inc.

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

For Shareholder Services

1-800-624-5711

*	All telephone calls are tape-recorded for your protection.

For Financial Professionals Only

1-800-706-0700

For 24-Hour Automated Performance Information and Transactions

Nationwide: 1-800-835-4391

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO 64121-9241

Internet

www.safecoinvestorclass.com

Printed on Recycled Paper

Safeco® and the Safeco Logo are trademarks of Safeco Corporation

GMF-1055 8/04

ITEM 1. REPORT TO SHAREHOLDERS

Safeco Mutual Funds

Semiannual Report

Report From the Fund Managers

Safeco Growth Opportunities Fund

As of June 30, 2004

How did the Fund perform?

Excluding the applicable sales charges, the Safeco Growth Opportunities Fund outperformed its benchmark index, the Russell 2000 Index®, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

The biggest factor affecting the Fund’s performance has been from stock selection. We have many stable, liquid and less volatile small-cap holdings. Our view continues to be that earnings growth comparisons for many companies will moderate as the economy continues to recover, thus we have positioned the portfolio toward companies with sustainable growth in earnings.

Some of the Fund’s performance was a result of 46% of the Fund having a market capitalization of greater than $1 billion currently. This is the segment of the market-cap spectrum that we added to during late 2003. Year-to date, the Russell 2000 Index® sectors that contributed the most were producer durables, consumer discretionary and healthcare—all overweighted sectors in the Fund. Our underweight in technology helped as well.

What changes did you make to the Fund and why?

The turnover in the Fund remains quite low for a small-cap fund, as compared to the turnover of other funds of its type. What this symbolizes is a management team with a long-term view of the investments made in the portfolio.

We continue to upgrade the quality of the portfolio to more stable, more liquid and thereby less volatile stocks. We seek high quality companies that have consistent growth in profits, strong return on investor capital (or increasing), an ability to fund growth internally, and a seasoned management team.

Jeffrey Schwartz, CFA—Portfolio Manager/Equity Analyst

Bill Whitlow, CFA—Portfolio Manager/Equity Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Growth Opportunities Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Growth Opportunities Fund
Class A	2.01%	24.83%	3.24%	11.08%	8.24%	32.48%	4.47%	11.74%
Class B	2.81%	26.48%	3.37%	11.24%	7.81%	31.48%	3.72%	11.24%
Class C	6.81%	30.48%	3.72%	11.09%	7.81%	31.48%	3.72%	11.09%
Russell 2000 Index	N/A	N/A	N/A	N/A	6.76%	33.37%	6.63%	10.93%
Lipper, Inc. (Small-Cap Core Funds)	N/A	N/A	M/A	N/A	7.14%	33.47%	10.61%	12.54%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Specialty Stores	5.6%
Thrifts & Mortgage Finance	5.2
Homebuilding	4.1
Casinos & Gaming	4.0
Health Care Services	3.9

TOP TEN HOLDINGS	Percent of Net Assets
MICROS Systems, Inc. (Application Software)	2.9%
Nu Skin Enterprises, Inc. (Class A) (Personal Products)	2.6
PolyMedica Corp. (Health Care Supplies)	2.6
Rent-A-Center, Inc. (Specialty Stores)	2.6
Iron Mountain, Inc. (Data Processing & Outsourced Services)	2.5
Websense, Inc. (Internet Software & Services)	2.5
American Healthways, Inc. (Health Care Services)	2.4
Station Casinos, Inc. (Casinos & Gaming)	2.3
Textronix, Inc. (Electronic Equipment Manufacturers)	2.1
W Holding Co., Inc. (Thrifts & Mortgage Finance)	2.1

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Florida Rock Industries, Inc.	$9,506
Scientific Games Corp.	8,266
Timberland Co. (Class A)	8,074
W Holding Co., Inc.	7,938
Scotts Co. (Class A)	5,966

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Conceptus, Inc.	$9,279
NCO Group, Inc.	9,264
Nastech Pharmaceutical Co., Inc.	7,681
Matria Healthcare, Inc.	6,791
iShare Russell 2000 Value Index Fund	6,615

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Growth Opportunities Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—90.8%

Aerospace & Defense—3.0%
119,700	*	Alliant Techsystems, Inc.	$7,582
269,000	*	DRS Technologies, Inc.	8,581

Application Software—2.9%
332,028	*	MICROS Systems, Inc.	15,927

Asset Management & Custody Banks—1.0%
108,300	*	Affiliated Managers Group, Inc.	5,455

Auto Parts & Equipment—0.6%
403,000	*	IMPCO Technologies, Inc.	2,551
118,300	*	Quantum Fuel Systems Technologies Worldwide, Inc.	719

Biotechnology—3.0%
518,100	*	North American Scientific, Inc.	4,352
265,600	*	Novavax, Inc.	1,432
536,773	*	Serologicals Corp.	10,730

Casinos & Gaming—4.0%
480,200	*	Scientific Games Corp.	9,191
260,500	*	Station Casinos, Inc.	12,608

Commercial Printing—0.6%
97,650		R.R. Donnelley & Sons Co.	3,225

Construction & Farm Machinery & Heavy Trucks—1.1%
289,400	*	AGCO Corp.	5,895

Construction Materials—1.7%
223,900		Florida Rock Industries, Inc.	9,442

Data Processing & Outsourced Services—2.5%
285,880	*	Iron Mountain, Inc.	13,797

Diversified Commercial Services—2.9%
152,400	*	Concorde Career Colleges, Inc.	2,666
65,200	*	Kroll, Inc.	2,405
408,674	*	NCO Group, Inc.	10,908

Electronic Equipment Manufacturers—2.1%
342,500	*	Tektronix, Inc.	11,652

Employment Services—1.3%
281,800	*	Monster Worldwide, Inc.	7,248

Food Distributors—1.0%
212,600		Fresh Del Monte Produce, Inc.	5,372

Food Retail—1.1%
328,000		Casey’s General Stores, Inc.	6,002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Footwear—2.4%
220,600	*	Steven Madden, Ltd.	$4,405
135,600	*	Timberland Co. (Class A)	8,758

Health Care Equipment—2.7%
48,850	*	American Medical Alert Corp.	205
429,200	*	Conceptus, Inc.	4,829
998,000	*†	Med-Design Corp.	2,076
1,800,000	*	PhotoMedex, Inc.	6,174
861,000	*†	SpectRx, Inc.	1,335

Health Care Services—3.9%
497,600	*	American Healthways, Inc.	13,246
313,325	*	Matria Healthcare, Inc.	7,855

Health Care Supplies—2.6%
452,300		PolyMedica Corp.	14,039

Home Entertainment Software—2.6%
517,566	*	PLATO Learning, Inc.	5,129
391,300	*	THQ, Inc.	8,961

Homebuilding—4.1%
830,000	*	Champion Enterprises, Inc.	7,619
101,200	*	Meritage Corp.	6,963
157,800		Standard Pacific Corp.	7,780

Housewares & Specialties—1.1%
94,100	*	Scotts Co. (Class A)	6,011

Industrial Machinery—1.6%
259,400		Pentair, Inc.	8,726

Internet Software & Services—3.8%
811,703	*	Stellent, Inc.	6,932
364,600	*	Websense, Inc.	13,574

IT Consulting & Other Services—1.5%
992,508	*	CIBER, Inc.	8,158

Life & Health Insurance—3.3%
337,200		Scottish RE Group, Ltd.	7,840
153,500		StanCorp Financial Group, Inc.	10,285

Metal & Glass Containers—0.5%
367,300		Intertape Polymer Group, Inc.	2,795

Oil & Gas Drilling—0.8%
259,000	*	Pride International, Inc.	4,431

Oil & Gas Equipment & Services—1.3%
166,500	*	FMC Technologies, Inc.	4,795
67,900		Tidewater, Inc.	2,023

Oil & Gas Exploration & Production—2.3%
193,200	*	Forest Oil Corp.	5,278
132,900	*	Newfield Exploration Co.	7,408

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Growth Opportunities Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Personal Products—3.5%
162,600	*	NBTY, Inc.	$4,779
560,800		Nu Skin Enterprises, Inc. (Class A)	14,199

Pharmaceuticals—2.8%
268,300	*	Connetics Corp.	5,420
711,610	*	Discovery Laboratories, Inc.	6,824
283,000	*	La Jolla Pharmaceutical Co.	688
227,100	*	Nastech Pharmaceutical Co., Inc.	2,316

Real Estate Investment Trust—1.6%
149,800		Alexandria Real Estate Equities, Inc.	8,506

Regional Banks—3.8%
339,018		Fulton Financial Corp.	6,831
159,200		United Bankshares, Inc.	5,174
166,200		Westamerica Bancorporation	8,717

Semiconductor Equipment—1.2%
51,200	*	Actel Corp.	947
110,700	*	Artisan Components, Inc.	2,856
103,800	*	DSP Group, Inc.	2,828

Semiconductors—0.4%
365,900	*	TriQuint Semiconductor, Inc.	1,998

Soft Drinks—0.8%
78,100		Coca-Cola Bottling Co.	4,521

Specialty Chemicals—0.6%
530,000	*	Omnova Solutions, Inc.	3,233

Specialty Stores—5.6%
532,213	*†	Harold’s Stores, Inc.	1,352
465,250	*	Rent-A-Center, Inc.	13,925
1,077,200	*	Rent-Way, Inc.	9,695
198,000	*	West Marine, Inc.	5,316

Thrifts & Mortgage Finance—5.2%
323,603		Doral Financial Corp.	11,164
122,700		New Century Financial Corp.	5,745
678,600		W Holding Co., Inc.	11,652

Trucking—2.0%
375,525	*	Old Dominion Freight Line, Inc.	11,070

TOTAL COMMON STOCKS (cost $344,983)			495,126

INDEXED SECURITIES—6.4%

Indexed Securities—6.4%
138,800		iShares Russell 2000	8,685
		Growth Index Fund
74,300		iShares Russell 2000	8,754
		Index Fund
50,900		iShares Russell 2000	8,754
		Value Index Fund
90,300		iShares S&P SmallCap 600/BARRA Growth Index Fund	8,812

TOTAL INDEXED SECURITIES (cost $29,253)			35,005

SHARES OR PRINCIPAL AMOUNT			Value (000’s)
WARRANTS—0.4%

Diversified Commercial Services—0.0%
74,330	*	NCO Group, Inc. (Exp. 9/28/06)††	$16

Health Care Equipment—0.2%
92,625	*	Endocare, Inc. (Exp. 11/23/05)††	0
260,000	*	LifePoint, Inc. (Exp. 4/01/07)††	1
156,000	*	LifePoint, Inc. (Exp. 7/21/07)††	1
450,000	*	PhotoMedex, Inc. (Exp. 6/13/07)††	974
172,200	*	SpectRx, Inc. (Exp. 6/04/06)††	38

Pharmaceuticals—0.2%
217,500	*	Nastech Pharmaceutical Co., Inc. (Exp. 3/19/06)††	1,076

TOTAL WARRANTS (cost $43)			2,106

CASH EQUIVALENTS—27.5%

Investment Companies
11,050,468		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	11,050
138,994,937		State Street Navigator Securities Lending PrimePortfolio **	138,995

TOTAL CASH EQUIVALENTS (cost $150,045)			150,045

TOTAL INVESTMENTS (cost $524,324)—125.1%			$682,282

Other Assets, less Liabilities			(136,816)

NET ASSETS			$545,466

*	Non-income producing security.
**	Represents invested collateral received related to $136,514,346 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company). Total cost of such securities is $21,898,000 and the total value is $4,763,000 or 0.9% of net assets.
††	Securities are valued at fair value as determined under the supervision of the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Core Equity Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Core Equity Fund underperformed its benchmark Index, the S&P 500, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

Trends that hurt the Fund in the fourth quarter of 2003 continued. Cyclical stocks, companies without earnings, and lower-quality companies continued to perform better than the stocks in the Fund’s benchmark.

During the first half of this year, virtually every sector had stocks that performed well. Some of these stocks, such as Ball Corp., Illinois Tool Works and Leggett & Platt performed well as the economy strengthened. Others like Hartford Financial and Schlumberger performed well because trends in the insurance and energy industries remained positive. Finally, others like Estee Lauder, Harley Davidson and PepsiCo are simply solid companies that continue to do well.

The Fund had several poor performing stocks in the first half, including some in the health care sector. In this sector, patent expirations (Abbott), legal issues (Wyeth) and concerns regarding future growth rates (Amgen) weighed on the stocks. The technology sector had several losers. Nokia is suffering from newer entrants and its own product cycle. Texas Instruments and Applied Materials remain volatile due to concerns regarding the strength and length of the cycle in their end markets.

What changes did you make to the Fund and why?

Diversification is increasing—we added two utilities stocks. The largest position sizes are decreasing: positions over 3% at year-end 2003 are down to zero at mid-year. The percentage of the funds in its top-10 holdings is decreasing (28.2% at year-end 2003 versus 24% now) and the average market capitalization is decreasing, achieved by reducing positions in Citigroup and Pfizer. The intent of these moves is to improve the relative performance of the Fund.

At the same time we were undertaking the activities outlined above, we continued to look for the correct buy and hold stocks for the Fund. This included such moves as adding to existing positions in Illinois Tool Works and Cardinal Health and initiating new positions, such as in SunGard Data Systems and Best Buy.

We eliminated our position in Altria when it reached our price objective, as well as our position in PeopleSoft, because we found a better alternative.

Rich Meagley, CFA—Portfolio Manager/Equity Analyst

Darcy MacLaren, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Core Equity Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Core Equity Fund
Class A	(4.16)%	7.30%	(7.12)%	7.11%	1.66%	13.88%	(6.01)%	7.74%
Class B	(3.78)%	8.02%	(7.03)%	7.22%	1.22%	13.02%	(6.68)%	7.22%
Class C	0.28%	12.00%	(6.66)%	7.09%	1.28%	13.00%	(6.66)%	7.09%
S&P 500 Index	N/A	N/A	N/A	N/A	3.46%	19.13%	(2.20)%	11.82%
Lipper, Inc. (Large-Cap Core Funds)	N/A	N/A	N/A	N/A	2.03%	16.13%	(3.17)%	9.79%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Pharmaceuticals	8.7%
Diversified Banks	4.9
Integrated Oil & Gas	4.3
Industrial Machinery	4.2
Multi-Line Insurance	3.3

TOP TEN HOLDINGS	Percent of Net Assets
General Electric Co. (Industrial Conglomerates)	2.8%
Microsoft Corp. (Systems Software)	2.7
Citigroup, Inc. (Other Diversified Financial Services)	2.5
Pfizer, Inc. (Pharmaceuticals)	2.5
Wells Fargo & Co. (Diversified Banks)	2.4
Exxon Mobil Corp. (Integrated Oil & Gas)	2.4
United Technologies Corp. (Aerospace & Defense)	2.3
American International Group, Inc. (Multi-Line Insurance)	2.2
Cisco Systems, Inc. (Communication Equipment)	2.1
Procter & Gamble Co. (Household Products)	2.1

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
SunGard Data Systems, Inc.	$7,637
Apache Corp.	7,522
Ball Corp.	7,448
FirstEnergy Corp.	7,125
Exelon Corp.	6,711

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
American International Group, Inc.	$8,284
Pfizer, Inc.	8,091
PepsiCo, Inc.	7,374
Citigroup, Inc.	6,750
Oracle Corp.	6,412

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Core Equity Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—98.6%

Aerospace & Defense—3.3%
130,000		Northrop Grumman Corp.	$6,981
174,000		United Technologies Corp.	15,918

Application Software—0.4%
80,000	*	Intuit, Inc.	3,086

Asset Management & Custody Banks—0.5%
120,000		Bank of New York Co., Inc.	3,538

Auto Parts & Equipment—1.2%
153,000		Johnson Controls, Inc.	8,167

Biotechnology—1.2%
150,000	*	Amgen, Inc.	8,185

Brewers—1.6%
200,000		Anheuser-Busch Companies, Inc.	10,800

Communication Equipment—2.7%
615,000	*	Cisco Systems, Inc.	14,575
300,000		Nokia Oyj (ADR)	4,362

Computer & Electronics Retail—1.0%
132,000		Best Buy Co., Inc.	6,698

Computer Hardware—3.0%
300,000	*	Dell, Inc.	10,746
119,000		International Business Machines Corp.	10,490

Computer Storage & Peripherals—0.6%
365,000	*	EMC Corp.	4,161

Construction & Farm Machinery & Heavy Trucks—1.1%
127,500		PACCAR, Inc.	7,394

Consumer Finance—3.1%
235,000		American Express Co.	12,074
375,000		MBNA Corp.	9,671

Data Processing & Outsourced Services—2.1%
145,000		Automatic Data Processing, Inc.	6,073
185,000		First Data Corp.	8,236

Department Stores—1.0%
170,000	*	Kohl’s Corp.	7,188

Diversified Banks—4.9%
225,000		Hibernia Corp. (Class A)	5,468
420,000		U.S. Bancorp	11,575
293,000		Wells Fargo & Co.	16,768

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—2.0%
200,000		Exelon Corp.	$6,658
184,000		FirstEnergy Corp.	6,883

Electrical Components & Equipment—1.0%
105,000		Emerson Electric Co.	6,673

Food Retail—1.0%
400,000	*	Kroger Co.	7,280

General Merchandise Stores—3.1%
240,000		Target Corp.	10,193
218,000		Wal-Mart Stores, Inc.	11,502

Health Care Distributors—2.3%
140,000		Cardinal Health, Inc.	9,807
185,000		McKesson Corp.	6,351

Health Care Equipment—1.4%
200,000		Medtronic, Inc.	9,744

Home Furnishings—0.7%
185,000		Leggett & Platt, Inc.	4,941

Home Improvement Retail—1.2%
240,000		Home Depot, Inc.	8,448

Household Products—3.2%
125,000		Kimberly-Clark Corp.	8,235
262,000		Procter & Gamble Co.	14,263

Housewares & Specialties—1.5%
138,000		Fortune Brands, Inc.	10,409

Industrial Conglomerates—2.8%
590,000		General Electric Co.	19,116

Industrial Gases—1.1%
200,000		Praxair, Inc.	7,982

Industrial Machinery—4.2%
200,000		Danaher Corp.	10,370
130,000		Illinois Tool Works, Inc.	12,466
90,000		Ingersoll-Rand Co. (Class A)	6,148

Integrated Oil & Gas—4.3%
138,000		ChevronTexaco Corp.	12,987
375,000		Exxon Mobil Corp.	16,654

Integrated Telecommunications Services—2.6%
200,000		CenturyTel, Inc.	6,008
340,000		Verizon Communications, Inc.	12,305

IT Consulting & Other Services—1.1%
288,000	*	SunGard Data Systems, Inc.	7,488

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Core Equity Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Metal & Glass Containers—1.2%
115,000		Ball Corp.	$8,286

Motorcycle Manufacturers—1.5%
170,000		Harley-Davidson, Inc.	10,530

Movies & Entertainment—0.9%
345,000	*	Time Warner, Inc.	6,065

Multi-Line Insurance—3.3%
215,000		American International Group, Inc.	15,325
115,000		Hartford Financial Services Group, Inc.	7,905

Oil & Gas Equipment & Services—1.0%
115,000		Schlumberger, Ltd.	7,304

Oil & Gas Exploration & Production—1.2%
190,000		Apache Corp.	8,275

Other Diversified Financial Services—2.5%
375,000		Citigroup, Inc.	17,437

Personal Products—0.9%
125,000		Estee Lauder Cos., Inc. (Class A)	6,098

Pharmaceuticals—8.7%
327,000		Abbott Laboratories	13,329
100,000		Eli Lilly & Co.	6,991
180,000		Johnson & Johnson	10,026
505,000		Pfizer, Inc.	17,311
345,000		Wyeth	12,475

Property & Casualty Insurance—1.5%
249,205		St. Paul Travelers Cos., Inc.	10,103

Publishing—1.2%
98,000		Gannett Co., Inc.	8,315

Regional Banks—2.1%
140,000		Fifth Third Bancorp	7,529
160,000		First Horizon National Corp.	7,275

Semiconductor Equipment—1.1%
395,000	*	Applied Materials, Inc.	7,750

Semiconductors—3.3%
490,000		Intel Corp.	13,524
380,000		Texas Instruments, Inc.	9,188

Soft Drinks—2.0%
260,000		PepsiCo, Inc.	14,009

Systems Software—2.7%
665,000		Microsoft Corp.	18,992

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Thrifts & Mortgage Finance—2.3%
100,000	Federal National Mortgage Association	$7,136
223,000	Washington Mutual, Inc.	8,617

TOTAL COMMON STOCKS (cost $482,425)		684,860

CASH EQUIVALENTS—1.8%

Investment Companies
10,640,317	AIM Short-Term Investments Co. Liquid Assets Money MarketPortfolio (InstitutionalShares)	10,640
1,871,906	State Street Navigator Securities Lending Prime Portfolio **	1,872

TOTAL CASH EQUIVALENTS (cost $12,512)		12,512

TOTAL INVESTMENTS (cost $494,937)—100.4%		$697,372

Other Assets, less Liabilities		(2,802)

NET ASSETS		$694,570

*	Non-income producing security.
**	Represents invested collateral received related to $1,828,685 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Large-Cap Value Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Large-Cap Value Fund underperformed its benchmark, the Russell 1000 Value® Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

The Fund’s performance was primarily due to stock selection and aided by a one-time settlement of a class action lawsuit regarding a former holding.

As usual, there were multiple factors affecting performance. One factor that has helped so far this year, after hurting last year, was the relative outperformance of large companies over smaller ones. This helped the Fund’s relative performance as we own mostly larger companies. It also helped that higher quality companies tended to perform better than lower quality ones. This too is a change from recent periods.

For the year-to-date, the Fund’s best performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best performing sectors.

On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our Index and the Fund, were held back by rising interest rates and the negative impact this is expected to have on earnings. Finance stocks were essentially flat for the past six months.

What changes did you make to the Fund and why?

During the past six months, we made several changes to the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels. Some recent sector weighting adjustments were due to the annual Russell Value Index re-configuration which occurred at the end of June.

Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it’s a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Large-Cap Value Fund

As of June 30, 2004

We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

We reduced our position in the finance sector by 2.1%, mainly to lessen our exposure during what we expect to be a period of rising interest rates. We are currently 1.7% underweight in finance relative to the Russell 1000 Value Index. We reduced our exposure to stocks in the producer durables sector, which performed very well, We do, however, remain overweighted in this sector by 2.0% as we expect these stocks to continue to perform well as the economy improves. We are overweighted in the materials sector for the same reason, and have added to our position, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls “other” (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the Index at the June re-configuration.

Rex Bentley, CFA—Portfolio Manager/Equity Analyst

Lynette Sagvold, CFA—Portfolio Manager/Equity Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Large-Cap Value Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Large-Cap Value Fund
Class A	(2.68)%	11.80%	(3.11)%	6.63%	3.26%	18.66%	(1.95)%	7.26%
Class B	(2.16)%	12.69%	(3.07)%	6.83%	2.84%	17.69%	(2.71)%	6.83%
Class C	1.87%	16.72%	(2.62)%	6.72%	2.87%	17.72%	(2.62)%	6.72%
Russell 1000 Value Index	N/A	N/A	N/A	N/A	3.94%	21.13%	1.87%	12.64%
Lipper, Inc. (Equity-Income Funds)	N/A	N/A	N/A	N/A	3.24%	19.19%	0.67%	10.41%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Diversified Banks	11.2%
Integrated Oil & Gas	10.2
Multi-Line Insurance	5.8
Integrated Telecommunications Services	5.7
Pharmaceuticals	3.5

TOP TEN HOLDINGS	Percent of Net Assets
ChevronTexaco Corp. (Integrated Oil & Gas)	3.7%
Citigroup, Inc. (Other Diversified Financial Services)	3.3
Exxon Mobil Corp. (Integrated Oil & Gas)	2.9
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	2.7
U.S. Bancorp (Diversified Banks)	2.6
General Electric Co. (Industrial Conglomerates)	2.6
Wells Fargo & Co. (Diversified Banks)	2.3
Bank of America Corp. (Diversified Banks)	2.1
Kimberly-Clark Corp. (Household Products)	2.0
American International Group, Inc. (Multi-Line Insurance)	1.9

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
MBNA Corp.	$2,441
Mellon Financial Corp.	2,013
General Electric Co.	1,958
Allstate Corp.	1,828
Praxair, Inc.	1,755

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Travelers Property Casualty Corp. (Class B)	$2,048
American Express Co.	1,619
Northrop Grumman Corp.	1,585
Nokia Oyj (ADR)	1,579
Kroger Co.	1,512

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Large-Cap Value Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—97.9%

Aerospace & Defense—1.3%
21,800		United Technologies Corp.	$1,994

Air Freight & Logistics—0.5%
10,600		United Parcel Service, Inc. (Class B)	797

Aluminum—0.8%
37,500		Alcoa, Inc.	1,239

Application Software—0.8%
64,000	*	PeopleSoft, Inc.	1,184

Asset Management & Custody Banks—1.7%
48,900		Bank of New York Co., Inc.	1,442
24,600		State Street Corp.	1,206

Auto Parts & Equipment—0.9%
27,000		Johnson Controls, Inc.	1,441

Automobile Manufacturers—0.8%
25,000		General Motors Corp.	1,165

Broadcasting & Cable TV—0.8%
36,000		Viacom, Inc. (Class B)	1,286

Computer Hardware—2.7%
25,000	*	Dell, Inc.	895
13,300		Diebold, Inc.	703
29,400		International Business Machines Corp.	2,592

Construction & Farm Machinery & Heavy Trucks—0.5%
14,100		PACCAR, Inc.	818

Consumer Finance—2.0%
14,900		American Express Co.	766
89,700		MBNA Corp.	2,313

Department Stores—1.7%
60,300		Nordstrom, Inc.	2,569

Diversified Banks—11.2%
37,900		Bank of America Corp.	3,207
84,000		Hibernia Corp. (Class A)	2,041
59,600		Mellon Financial Corp.	1,748
145,000		U.S. Bancorp	3,996
58,000		Wachovia Corp.	2,581
60,600		Wells Fargo & Co.	3,468

Diversified Capital Markets—1.3%
51,800		J.P. Morgan Chase & Co.	2,008

Diversified Chemicals—0.8%
26,300		Du Pont (E.I.) de Nemours & Co.	1,168

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Electric Utilities—3.5%
57,400	Exelon Corp.	$1,911
50,000	FirstEnergy Corp.	1,870
51,400	Southern Co.	1,498

Food Distributors—0.9%
40,400	SYSCO Corp.	1,449

Forest Products—1.1%
25,500	Weyerhaeuser Co.	1,610

General Merchandise Stores—0.9%
33,100	Target Corp.	1,406

Health Care Distributors—0.8%
38,000	McKesson Corp.	1,305

Home Furnishings—1.3%
73,700	Leggett & Platt, Inc.	1,969

Home Improvement Retail—0.7%
32,300	Home Depot, Inc.	1,137

Household Products—2.6%
46,500	Kimberly-Clark Corp.	3,063
15,800	Procter & Gamble Co.	860

Housewares & Specialties—1.2%
24,100	Fortune Brands, Inc.	1,818

Industrial Conglomerates—2.6%
121,600	General Electric Co.	3,940

Industrial Gases—3.2%
38,000	Air Products and Chemicals, Inc.	1,993
72,800	Praxair, Inc.	2,905

Industrial Machinery—1.7%
9,800	Illinois Tool Works, Inc.	940
23,800	Ingersoll-Rand Co. (Class A)	1,626

Integrated Oil & Gas—10.2%
35,800	BP, plc (ADR)	1,918
60,000	ChevronTexaco Corp.	5,647
20,785	ConocoPhillips	1,586
98,812	Exxon Mobil Corp.	4,388
39,300	Royal Dutch Petroleum Co. (ADR)	2,031

Integrated Telecommunications Services—5.7%
45,000	ALLTEL Corp.	2,278
58,600	BellSouth Corp.	1,536
93,800	SBC Communications, Inc.	2,275
71,500	Verizon Communications, Inc.	2,588

Investment Banking & Brokerage—1.7%
50,000	Morgan Stanley	2,638

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Large-Cap Value Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Leisure Products—0.8%
25,400		Polaris Industries, Inc.	$1,219

Metal & Glass Containers—0.8%
16,900		Ball Corp.	1,218

Multi-Line Insurance—5.8%
40,800		Allstate Corp.	1,899
41,000		American International Group, Inc.	2,922
59,700		Hartford Financial Services Group, Inc.	4,104

Multi-Utilities & Unregulated Power—1.2%
88,000		NiSource, Inc.	1,815

Office Services & Supplies—1.0%
33,000		Pitney Bowes, Inc.	1,460

Other Diversified Financial Services—3.3%
108,300		Citigroup, Inc.	5,036

Packaged Foods & Meats—1.7%
47,900		Kraft Foods, Inc. (Class A)	1,517
48,200		Sara Lee Corp.	1,108

Pharmaceuticals—3.5%
47,500		Abbott Laboratories	1,936
51,300		Pfizer, Inc.	1,759
46,000		Wyeth	1,663

Property & Casualty Insurance—0.8%
28,691		St. Paul Travelers Cos., Inc.	1,163

Publishing—1.4%
25,600		Gannett Co., Inc.	2,172

Railroads—0.7%
19,000		Union Pacific Corp.	1,130

Real Estate Investment Trust—1.3%
21,200		Alexandria Real Estate Equities, Inc.	1,204
20,300		Liberty Property Trust	816

Restaurants—1.0%
38,900	*	YUM! Brands, Inc.	1,448

Semiconductor Equipment—0.5%
39,200	*	Applied Materials, Inc.	769

Semiconductors—2.2%
71,300		Intel Corp.	1,968
59,500		Texas Instruments, Inc.	1,439

SHARES OR PRINCIPAL AMOUNT			Value (000’s)
Soft Drinks—1.6%
32,000		Coca-Cola Co.	$1,615
14,000		PepsiCo, Inc.	754

Systems Software—1.0%
52,700		Microsoft Corp.	1,505

Technology Distributors—0.5%
24,900	*	Agilent Technologies, Inc.	729

Thrifts & Mortgage Finance—2.9%
10,300		Federal National Mortgage Association	735
26,300		PMI Group, Inc.	1,145
65,000		Washington Mutual, Inc.	2,512

TOTAL COMMON STOCKS (cost $117,546)			149,572

CASH EQUIVALENTS—3.8%

Investment Companies
3,717,303		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	3,717
2,071,095		State Street Navigator Securities Lending Prime Portfolio **	2,071

TOTAL CASH EQUIVALENTS (cost $5,788)			5,788

TOTAL INVESTMENTS (cost $123,334)—101.7%			$155,360

Other Assets, less Liabilities			(2,611)

NET ASSETS			$152,749

*	Non-income producing security.
**	Represents invested collateral received related to $2,029,205 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Multi-Cap Core Fund

As of June 30, 2004

How did the Fund perform?

Excluding any applicable sales charges, the Safeco Multi-Cap Core Fund outperformed its benchmark Index, the Russell 3000® Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

The market posted a modest gain during the first half of the year as the improving economy and strong corporate earnings outweighed investors’ concerns about rising rates, the conflict in Iraq and higher oil prices.

During the period, small- and mid-cap stocks outperformed large-cap stocks. In the first half of this year, the Russell 2000® Index of small-cap stocks advanced 6.76% and the Russell Mid-Cap Index advanced 6.67% versus a 3.3% rise in the Russell 1000® Index of large-cap issues.

We attribute our performance in the period to the Fund’s high exposure to mid- and small-cap stocks relative to the benchmark.

What changes did you make to the Fund and why?

During the first half we continued our strategy of increasing diversification to improve the risk/reward trade-off in the Fund. We added 17 new positions, and deleted six, bringing our total number of names to 73. The additions were mostly economically sensitive companies in the mid-cap size range. The deletions were all small-cap companies which had not been performing well. We continue to seek a better balance among market capitalizations as we modestly reduce our exposure to small-caps relative to our benchmark.

Four of the five top performers for the period—Coldwater Creek, Starbucks, Expeditors International and Nordstrom—are cyclical companies. Our poor performers were either companies that had company-specific problems, like Performance Food Group, Intuit and Penwest Pharmaceutical, or stocks that retreated after a good run, like Primus Knowledge.

Bill Whitlow, CFA—Portfolio Manager/Equity Analyst

Brian Clancy, CFA—Portfolio Manager/Equity Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Multi-Cap Core Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Multi-Cap Core Fund
Class A	(1.25)%	18.34%	0.89%	8.64%	4.77%	25.53%	2.09%	9.29%
Class B	(0.64)%	19.50%	0.98%	8.85%	4.36%	24.50%	1.35%	8.85%
Class C	3.35%	23.57%	1.36%	8.70%	4.35%	24.57%	1.36%	8..70%
Russell 3000 Index	N/A	N/A	N/A	N/A	3.59%	20.46%	(1.07)%	11.66%
S&P 500 Index	N/A	N/A	N/A	N/A	3.46%	19.13%	(2.20)%	11.82%
Lipper, Inc. (Multi-Cap Core Funds)	N/A	N/A	N/A	N/A	3.34%	19.72%	1.66%	11.38%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Diversified Banks	5.6%
Pharmaceuticals	5.2
Semiconductors	4.0
Oil & Gas Exploration & Production	3.7
Electronic Equipment Manufacturers	3.6

TOP TEN HOLDINGS	Percent of Net Assets
StanCorp Financial Group, Inc. (Life & Health Insurance)	2.5%
Tektronix, Inc. (Electronic Equipment Manufacturers)	2.5
Starbucks Corp. (Restaurants)	2.4
Expeditors International of Washington, Inc. (Air Freight & Logistics)	2.3
Nordstrom, Inc. (Department Stores)	2.3
Kroger Co. (Food Retail)	2.2
Costco Wholesale Corp. (Hypermarkets & Super Centers)	2.2
Pfizer, Inc. (Pharmaceuticals)	2.1
Microsoft Corp. (Systems Software)	2.1
U.S. Bancorp (Diversified Banks)	2.0

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Performance Food Group Co.	$1,388
A.G. Edwards, Inc.	1,354
Investors Financial Services Corp.	1,274
Accredo Health, Inc.	1,098
American Healthways, Inc.	1,043

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Coldwater Creek, Inc.	$2,028
Monaco Coach Corp.	1,267
Starbucks Corp.	1,169
Penford Corp.	1,020
Tektronix, Inc.	978

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Multi-Cap Core Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—98.8%

Advertising—0.8%
12,200	*	Getty Images, Inc.	$732

Aerospace & Defense—1.3%
21,200		Northrop Grumman Corp.	1,139

Air Freight & Logistics—2.3%
42,100		Expeditors International of Washington, Inc.	2,080

Airlines—1.6%
59,800	*	Alaska Air Group, Inc.	1,428

Application Software—2.0%
126,200	*	Captaris, Inc.	815
25,900	*	Intuit, Inc.	999

Asset Management & Custody Banks—1.0%
41,900		Waddell & Reed Financial, Inc.	927

Automobile Manufacturers—1.1%
34,300	*	Monaco Coach Corp.	966

Biotechnology—2.6%
25,160	*	Amgen, Inc.	1,373
35,600	*	Dendreon Corp.	436
19,400	*	Icos Corp.	579

Broadcasting & Cable TV—1.2%
30,000		Viacom, Inc. (Class B)	1,072

Catalog Retail—1.4%
47,600	*	Coldwater Creek, Inc.	1,260

Communication Equipment—1.2%
39,600	*	F5 Networks, Inc.	1,049

Construction & Farm Machinery & Heavy Trucks—1.0%
15,750		PACCAR, Inc.	913

Consumer Finance—1.5%
52,000		MBNA Corp.	1,341

Data Processing & Outsourced Services—1.1%
26,200	*	Fiserv, Inc.	1,019

Department Stores—2.3%
48,000		Nordstrom, Inc.	2,045

Distributors—0.8%
50,200	*	Ingram Micro, Inc. (Class A)	726

Diversified Banks—5.6%
19,500		Bank of America Corp.	1,650

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Diversified Banks—(continued)
66,300		U.S. Bancorp	$1,827
27,952		Wells Fargo & Co.	1,600

Diversified Commercial Services—0.9%
47,300	*	FTI Consulting, Inc.	780

Electronic Equipment Manufacturers—3.6%
43,400	*	FEI Co.	1,038
65,600	*	Tektronix, Inc.	2,232

Environmental Services—1.2%
37,200		Republic Services, Inc.	1,077

Food Distributors—1.2%
38,900	*	Performance Food Group Co.	1,032

Food Retail—3.0%
111,200	*	Kroger Co.	2,024
26,600	*	Safeway, Inc.	674

Health Care Distributors—1.0%
15,700		AmerisourceBergen Corp.	939

Health Care Equipment—1.5%
55,800	*	SonoSite, Inc.	1,334

Health Care Facilities—1.3%
30,600	*	Accredo Health, Inc.	1,192

Health Care Services—2.2%
41,800	*	American Healthways, Inc.	1,113
37,900		IMS Health, Inc.	888

Health Care Supplies—1.4%
19,900		Cooper Companies, Inc.	1,257

Home Furnishings—1.7%
56,700		Leggett & Platt, Inc.	1,514

Hotels, Resorts & Cruise Lines—1.4%
54,300	*	Ambassadors Group, Inc.	1,277

Hypermarkets & Super Centers—2.2%
47,200	*	Costco Wholesale Corp.	1,939

Industrial Machinery—1.6%
43,200	*	Terex Corp.	1,474

Integrated Oil & Gas—1.0%
16,400		BP, plc (ADR)	879

Integrated Telecommunications Services—3.2%
34,200		CenturyTel, Inc.	1,027
37,000		SBC Communications, Inc.	897
26,400		Verizon Communications, Inc.	955

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Multi-Cap Core Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Internet Software & Services—1.9%
30,100	*	CheckFree Corp.	$903
201,000	*	Primus Knowledge Solutions, Inc.	370
63,800	*	WatchGuard Technologies, Inc.	461

Life & Health Insurance—2.5%
33,600		StanCorp Financial Group, Inc.	2,251

Metal & Glass Containers—1.5%
18,500		Ball Corp.	1,333

Multi-Utilities & Unregulated Power—1.7%
81,900		Avista Corp.	1,509

Oil & Gas Drilling—1.7%
53,300	*	Pride International, Inc.	912
22,700		Transocean Sedco Forex, Inc.	657

Oil & Gas Exploration & Production—3.7%
20,900		Anadarko Petroleum Corp.	1,225
25,500		Apache Corp.	1,111
34,500		XTO Energy, Inc.	1,028

Other Diversified Financial Services—3.0%
38,300		A.G. Edwards, Inc.	1,303
32,200		Investors Financial Services Corp.	1,403

Personal Products—1.9%
34,200		Estee Lauder Cos., Inc. (Class A)	1,668

Pharmaceuticals—5.2%
74,700	*	Penwest Pharmaceuticals Co.	957
55,700		Pfizer, Inc.	1,909
49,400		Wyeth	1,786

Regional Banks—2.9%
83,720		Washington Banking Co.	1,247
64,100		West Coast Bancorp, Inc.	1,374

Restaurants—2.4%
50,300	*	Starbucks Corp.	2,187

Semiconductors—4.0%
64,400		Intel Corp.	1,777
65,000	*	Micron Technology, Inc.	995
147,200	*	TriQuint Semiconductor, Inc.	804

Soft Drinks—1.5%
24,500		PepsiCo, Inc.	1,320

Specialty Chemicals—1.0%
29,500		Ecolab, Inc.	935

Steel—1.1%
28,950		Schnitzer Steel Industries, Inc.	983

SHARES OR PRINCIPAL AMOUNT			Value (000’s)
Systems Software—2.6%
65,900		Microsoft Corp.	$1,882
33,960	*	NetIQ Corp.	448

Thrifts & Mortgage Finance—1.7%
38,600		Washington Mutual, Inc.	1,492

Trading Companies & Distributors—1.3%
20,600		W.W. Grainger, Inc.	1,185

TOTAL COMMON STOCKS (cost $63,450)			88,933

CASH EQUIVALENTS—9.9%

Investment Companies
1,094,730		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,095
7,790,496		State Street Navigator Securities Lending Prime Portfolio **	7,790

TOTAL CASH EQUIVALENTS (cost $8,885)			8,885

TOTAL INVESTMENTS (cost $72,335)—108.7%			$97,818

Other Assets, less Liabilities			(7,825)

NET ASSETS			$89,993

*	Non-income producing security.
**	Represents invested collateral received related to $7,758,739 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Manager

Safeco International Stock Fund

As of June 30, 2004

How did the Fund perform?

The Safeco International Fund underperformed its benchmark index, the MSCI EAFE Net Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

Against a backdrop of improved economic conditions, global equity markets posted moderate gains in most instances for the first six months of 2004. However, concern about the future sustainability of the economic improvement, peaking of the corporate profit cycle, rising interest rates, persistent geopolitical strains and the ascent in the crude oil price counteracted some of the gains in stocks.

The American and Japanese economies—the world’s largest and second largest—and China, produced much of the economic vigor. These economies also provided the tonic for the rest of the world that buoyed corporate earnings’ prospects and underpinned the equity markets’ advance.

Performance of the Fund was mixed over the first half of the year. Some of the factors that weighed on performance during 2003 persisted while others dissipated. Smaller companies continued to outperform their larger peers during the first half of 2004. This continues to negatively impact the Fund as our focus is large-cap companies.

However, encouragingly, we have begun to see a broadening out of performance in the markets. Many of the low quality, “recovery play” stocks which led the markets last year have begun to lag and high quality companies which generate consistent earnings growth have begun to come back into favor.

Lastly, the Fund was held back somewhat by its underexposure to the strongly performing Japanese market, however, as evidenced by the Fund’s increased weighting in Japan and greater Asia, we are encouraged by developments in the region.

What changes did you make to the Fund and why?

There was considerable activity in the Fund during the first half of the year, with much of the activity occurring in the Asia region. The Fund’s exposure to a particular country or sector is strictly a residual of the stock selection process; however we have identified a number of attractive investment opportunities in Japan and Asia in general.

Several Japanese financial services companies were added to the Fund including, Sumitomo Mitsui Financial Group NPV, Millea Holdings Incorporated NPV and Mitsui Sumitomo Insurance Company. The recovery in the Japanese economy continues to gain momentum and, more importantly the underlying causes appear to be more structural rather than cyclical and therefore more sustainable. Financial services companies should be among the beneficiaries of this recovery.

Similarly Hong Kong banking group Hang Seng Bank was added to the fund. Hang Seng Bank is one of the largest financial services companies in Hong Kong and is well placed to benefit from the recovery in the Hong Kong economy as well as the strong growth in mainland China where it is the largest foreign investor in any Chinese bank.

During the second quarter, Japan Tobacco and Taiwan Semiconductor (TSMC) were added to the Fund. Japan Tobacco is the dominate tobacco company in Japan and owns the international rights to three of the top six global cigarette brands. There is potential for re-rating of the stock as management pursues a number of restructuring initiatives. TSMC is a global leader in the design and manufacture of integrated

Report From the Fund Manager

Safeco International Stock Fund

As of June 30, 2004

circuit chips. The company is well positioned to benefit from the growth in outsourcing of chip manufacturing yet trades on an attractive multiple relative to its peers and historical growth record.

Positions disposed of during the period include Lloyds TSB, Shell T&T and China Life. Shell’s announcement that it has overstated proven reserves by 20% raised a credibility issue about the management and we felt better opportunities were available elsewhere. We participated in the IPO of China Life in December of 2003. Shares in the company soared shortly thereafter making the stock look expensive in our view.

Although Lloyds TSB is the highest yielding of the U.K. banks, we had concerns regarding the sustainability of the dividend given the potential need for capital support for its insurance subsidiary, Scottish Widows. Further, we believe that other financial companies, in particular Royal Bank of Scotland and BNP Paribas (also purchased during the period) are more attractive at this time.

Bank of Ireland

Asset Management (U.S.) Limited

Bank of Ireland Asset Management (U.S.) Limited is registered as an investment adviser with the US Securities and Exchange Commission, is also registered with various provinces in Canada, and is authorized by the Irish Financial Services Regulatory Authority under the Investment Intermediaries Act 1995.

The information contained herein is believed to be reliable, but its accuracy cannot be guaranteed. It should not be assumed that the future performance of any company identified in this commentary will equal its prior performance or that any future recommendation regarding the securities of any such company will be profitable. Past performance is not necessarily a guide to future performance. Investment values can fall as well as rise in value.

Upon request, BIAM (U.S.) will provide details of all transactions on your portfolio, during the proceeding 12-month period.

As of August 2, 2004, Pioneer Investment Management, Inc. was named the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview

Safeco International Stock Fund

(Unaudited)

INSTITUTIONAL CLASS

Average Annual Total Return for the periods ended june 30, 2004	Six Month*	1 Year	5 Year	Since Inception**
Safeco International Stock Fund
Institutional Class	2.42%	23.47%	(2.67)%	2.77%
MSCI EAFE Index	4.56%	32.37%	0.06%	3.59%
Lipper, Inc. (International Funds)	2.49%	25.48%	(1.31)%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**
Safeco International Stock Fund
Class A	(3.58)%	15.99%	(4.12)%	1.74%	2.28%	23.05%	(2.98)%	2.46%
Class B	(3.16)%	17.05%	(4.07)%	1.88%	1.84%	22.05%	(3.71)%	1.88%
Class C	0.84%	21.02%	(3.73)%	1.70%	1.84%	22.02%	(3.73)%	1.70%
MSCI EAFE Index	N/A	N/A	N/A	N/A	4.56%	32.37%	0.06%	3.59%
Lipper, Inc. (International Funds)	N/A	N/A	N/A	N/A	2.49%	25.48%	(1.31)%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Performance Highlights

Safeco International Stock Fund

(Unaudited)

TOP FIVE COUNTRIES	Percent of Net Assets
United Kingdom	23.5%
Japan	17.4
Switzerland	12.2
France	9.7
Netherlands	8.3

TOP TEN HOLDINGS	Percent of Net Assets
Nestle SA (Food Retail)	3.6%
Total SA (Integrated Oil & Gas)	3.4
Canon, Inc. (Office Electronics)	3.1
UBS AG (Investment Banking & Brokerage)	2.9
E.On AG (Electric Utilities)	2.4
ING Groep NV (Other Diversified Financial Services)	2.4
Nippon Telegraph & Telephone Corp. (Integrated Telecommunications Services)	2.2
Samsung Electronics Co., Ltd. (Electronic Equipment Manufacturers)	2.2
HSBC Holdings, plc (Diversified Banks)	2.2
Novartis AG (Pharmaceuticals)	2.2

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Royal Bank of Scotland Group, plc	$539
BNP Paribas SA	528
Sumitomo Mitsui Financial Group, Inc.	341
HSBC Holdings, plc	325
Japan Tobacco, Inc.	299

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Lloyds TSB Group, plc	$585
Shell Transport & Trading Co., plc	548
Aventis SA	169
Barclays, plc	160
Acom Co., Ltd.	149

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco International Stock Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COMMON STOCKS—96.8%

Australia—2.0%
17,106	James Hardie Industries NV Building Products	$72
10,983	National Australia Bank, Ltd. Diversified Banks	229
28,621	News Corp., Ltd. Movies & Entertainment	254
17,143	Westpac Banking Corp., Ltd. Diversified Banks	211

Canada—0.4%
3,373	Royal Bank of Canada Diversified Banks	150

Finland—1.0%
26,381	Nokia Oyj Communication Equipment	381

France—9.7%
10,172	Aventis SA Pharmaceuticals	770
18,351	Axa Multi-Line Insurance	405
8,351	BNP Paribas SA Diversified Capital Markets	515
12,334	France Telecom SA Integrated Telecommunications Services	322
3,913	Lafarge SA Construction Materials	350
6,669	Total SA Integrated Oil & Gas	1,274

Germany—5.9%
9,917	Bayer AG Diversified Chemicals	287
14,215	Bayerische Motoren Werke AG Automobile Manufacturers	630
5,007	Deutsche Bank AG Diversified Capital Markets	395
12,521	E.On AG Electric Utilities	904

Hong Kong—3.5%
32,000	Cheung Kong Holdings, Ltd. Real Estate Investment Trust	236
31,500	Esprit Holdings, Ltd. Distributors	141
19,600	Hang Seng Bank, Ltd. Regional Banks	251
91,500	Johnson Electric Holdings, Ltd. Electrical Components & Equipment	93
90,000	Li & Fung, Ltd. Distributors	132

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Hong Kong—(continued)
33,000		Sun Hung Kai Properties, Ltd. Real Estate Investment Trust	$271
31,000		Swire Pacific, Ltd. Diversified Commercial Services	201

Ireland—1.0%
16,843		CRH, plc Construction Materials	357

Italy—3.6%
39,376		ENI SpA Integrated Oil & Gas	784
178,623		Telecom Italia SpA Integrated Telecommunications Services	557

Japan—17.4%
570		Acom Co., Ltd. Consumer Finance	37
21,900		Canon, Inc. Office Electronics	1,157
4,200		FANUC, Ltd. Electronic Equipment Manufacturers	251
15,000		Honda Motor Co., Ltd. Automobile Manufacturers	725
4,700		Hoya Corp. Health Care Supplies	493
39	*	Japan Tobacco, Inc. Tobacco	304
18		Millea Holdings, Inc. Property & Casualty Insurance	268
36		Mitsubishi Tokyo Financial Group, Inc. Diversified Banks	334
24,000		Mitsui Sumitomo Insurance, Co. Property & Casualty Insurance	226
156		Nippon Telegraph & Telephone Corp. Integrated Telecommunications Services	836
131		NTT DoCoMo, Inc. Wireless Telecommunication Services	235
10,000		RICOH Co., Ltd. Office Electronics	213
2,100		Rohm Co., Ltd. Electronic Manufacturing Services	252
9,100		Shin-Etsu Chemical Co., Ltd. Diversified Chemicals	326
14,000		Shionogi & Co., Ltd. Pharmaceuticals	241
47		Sumitomo Mitsui Financial Group, Inc. Regional Banks	323
6,600		Takeda Chemical Industries Pharmaceuticals	291

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco International Stock Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Netherlands—8.3%
32,257	ABN AMRO Holding NV Diversified Banks	$707
4,265	Heineken NV Brewers	140
37,755	ING Groep NV Other Diversified Financial Services	893
22,956	Koninklijke (Royal) Philips Electronics NV Semiconductors	620
8,371	Koninklijke Ahold NV Food Retail	66
22,502	Reed Elsevier NV Publishing	317
8,558	TPG NV Air Freight & Logistics	196
4,878	VNU NV Publishing	142

Singapore—0.6%
27,000	United Overseas Bank, Ltd. Diversified Banks	211

South Korea—4.1%
3,476	Hyundai Motor Co., Ltd. (GDR) *** Automobile Manufacturers	69
20,160	Korea Electric Power Corp. (ADR) ** Electric Utilities	185
9,100	KT Corp. (ADR) ** Integrated Telecommunications Services	164
8,750	POSCO (ADR) ** Steel	293
4,044	Samsung Electronics Co., Ltd. (GDR) *** Electronic Equipment Manufacturers	835

Spain—3.0%
55,189	Banco Santander Central Hispano SA Diversified Banks	574
36,001	Telefonica SA Integrated Telecommunications Services	533

Switzerland—12.2%
5,097	Nestle SA Food Retail	1,362
18,366	Novartis AG Pharmaceuticals	812
7,081	Roche Holding AG Pharmaceuticals	702
8,980	Swiss Re Multi-Line Insurance	584
15,476	UBS AG Investment Banking & Brokerage	1,093

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Taiwan—0.6%
25,009	*	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) ** Semiconductors	$208

United Kingdom—23.5%
79,145		Barclays, plc Diversified Banks	676
24,322		British American Tobacco, plc Tobacco	378
47,308		BT Group, plc Integrated Telecommunications Services	171
38,409		Cadbury Schweppes, plc Packaged Foods & Meats	332
54,512		Centrica, plc Gas Utilities	222
47,141		Compass Group, plc Food Retail	288
33,031		Diageo, plc Distillers & Vintners	447
9,457		Enterprise Inns, plc Restaurants	99
25,759		GlaxoSmithKline, plc Pharmaceuticals	524
6,594		GUS, plc Catalog Retail	101
55,638		HSBC Holdings, plc Diversified Banks	831
46,828		Kingfisher, plc Home Improvement Retail	244
15,215		Marks & Spencer Group, plc Department Stores	100
32,305		Prudential, plc Multi-Line Insurance	279
16,804		Reed Elsevier, plc Publishing	164
18,076		Royal Bank of Scotland Group, plc Banks (Foreign)	522
32,107		Smith & Nephew, plc Health Care Supplies	346
9,873		Smiths Group, plc Industrial Conglomerates	134
129,083		Tesco, plc Food Retail	626
19,100	*	TI Automotives, Ltd. (Illiquid) † Industrial Conglomerates	0
28,031		Tomkins, plc Industrial Machinery	140
3,668		Travis Perkins, plc Construction Materials	91
57,815		Unilever, plc Packaged Foods & Meats	569

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco International Stock Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

United Kingdom—(continued)
351,803	Vodafone Group, plc Wireless Telecommunication Services	$774
6,562	Whitbread, plc Restaurants	98
27,662	Wolseley, plc Distributors	430
20,048	WPP Group, plc Advertising	204

TOTAL COMMON STOCKS (cost $27,040)		36,180

CORPORATE BONDS—0.1%

France—0.1%
1,146	Axa SA 2.40%, due 12/21/04 Multi-Line Insurance	26

TOTAL CORPORATE BONDS (cost $17)		26

TOTAL INVESTMENTS (cost $27,057)—96.9%		$36,206

	Domestic Cash	1,047
	Foreign Cash	135
	Other Assets, less Liabilities	(21)

		1,161

NET ASSETS		$37,367

*	Non-income producing security.
**	American Depository Receipt.
***	Global Depository Receipt.
†	Securities are valued at fair value as determined under supervision of the Board of Trustees.

Industry Diversification	Percent of Net Assets
Diversified Banks	10.5%
Pharmaceuticals	8.9
Integrated Telecommunications Services	6.9
Food Retail	6.3
Integrated Oil & Gas	5.5
Automobile Manufacturers	3.8
Office Electronics	3.7
Multi-Line Insurance	3.5
Investment Banking & Brokerage	2.9
Electric Utilities	2.9
Other	45.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Balanced Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Balanced Fund underperformed its benchmark—a 60/40 mix of the Russell 1000 Value and Lehman Aggregate Bond indices, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

The two dominant factors effecting performance over the past six months were the rise in interest rates in the second quarter, and the dramatic outperformance of smaller, lower-quality stocks in the first quarter. Higher interest rates caused a decline in fixed-income assets over the past three months, resulting in an essentially flat bond market over the six-month period.

Rising interest rates also had a negative impact on financial stocks, our largest equity sector. Asset allocation had a favorable impact, as 64.9% of the assets were invested in equities, which had a somewhat higher return than fixed income assets year-to-date. This allocation is toward the upper end of our allowable range of 50% to 70% equity exposure. Year-to-date both stocks and bonds lagged their respective indices. Most of the underperformance in equities occurred early in the year, when lower quality stocks performed exceptionally well.

For the year-to-date, the Fund’s best-performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best-performing sectors.

On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our index and the Fund, were held back by the negative impact that rising interest rates are expected to have on earnings. This essentially led to flat performance for the six-month period.

The bond portion of the Fund benefited from a relatively short duration of 4.48 compared to the 4.7 duration of the Lehman Aggregate Index. This is because longer duration bonds declined more than shorter ones after rates began rising. The Fund also benefited from being underweight in Treasury securities, as Treasuries were the worst-performing sector of the bond market for the six-month period.

We were hurt in the fixed-income portion of the portfolio by being underweight in mortgages, which were the bond market’s best-performing sector. Being overweight in corporate debt also negatively impacted performance, even though we were mostly overweight in A-rated bonds, which performed better than lower-quality bonds.

What changes did you make to the Fund and why?

During the past six months, we made several changes to the equity portion of the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels.

Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it’s a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Balanced Fund

As of June 30, 2004

for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

We reduced our position in the finance sector, mainly to reduce our exposure during what we expect to be a period of rising interest rates. We are currently marginally underweight in finance relative to the Russell 1000 value Index. We also reduced our exposure to producer durables due to these stocks having performed very well. We do however remain overweighted in this sector by just over 2% as we expect these stocks to continue to perform well as the economy improves. We are overweight in the materials sector for the same reason, and have added to our position in this sector, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls “other” (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the index at the June re-configuration.

In the fixed income portion of the Fund, over the past six months we increased our holdings in corporate debt, where we are overweight. We also added to our holdings in government debt, while decreasing the portion of the assets invested in mortgages. We also reduced the duration of the bonds, and currently have a lower duration than the index.

Rex Bentley, CFA—Portfolio Manager/Equity Analyst

Lynette Sagvold, CFA—Portfolio Manager/Equity Analyst

Lesley Fox—Portfolio Manager

Gregory Card, CFA—Portfolio Manager

Nancy McFadden, CFA—Portfolio Manager

Tim Hokari—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Balanced Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	Since Inception**	Six-Month *	1 Year	5 Year	Since Inception**
Safeco Balanced Fund
Class A	(4.88)%	3.40%	0.32%	5.26%	0.88%	9.69%	1.51%	6.00%
Class B	(4.44)%	3.91%	0.41%	5.43%	0.56%	8.91%	0.78%	5.43%
Class C	(0.46)%	7.86%	0.77%	5.26%	0.54%	8.86%	0.77%	5.26%
60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	N/A	2.42%	12.81%	3.90%	8.90%
S&P 500 Index	N/A	N/A	N/A	N/A	3.46%	19.13%	(2.20)%	8.90%
Lipper, Inc. (Balanced Funds)	N/A	N/A	N/A	N/A	1.79%	11.65%	1.67%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund's benchmark index.

TOP FIVE INDUSTRIES (Common Stocks)	Percent of Net Assets
Diversified Banks	7.6%
Integrated Oil & Gas	6.7
Integrated Telecommunications Services	3.9
Multi-Line Insurance	3.8
Electric Ultilities	2.3

TOP TEN STOCK HOLDINGS	Percent of Net Assets
ChevronTexaco Corp. (Integrated Oil & Gas)	2.3%
Exxon Mobil Corp. (Integrated Oil & Gas)	2.3
Citigroup, Inc. (Other Diversified Financial Services)	2.2
U.S. Bancorp (Diversified Banks)	1.8
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	1.7
General Electric Co. (Industrial Conglomerates)	1.6
Wells Fargo & Co. (Diversified Banks)	1.5
Bank of America Corp. (Diversified Banks)	1.4
Kimberly-Clark Corp. (Household Products)	1.3
American International Group, Inc. (Multi-Line Insurance)	1.3

TOP FIVE PURCHASES (Common Stocks) For the Period Ended June 30, 2004	Cost (000’s)
MBNA Corp.	$210
Mellon Financial Corp.	172
Air Products and Chemicals, Inc.	168
Allstate Corp.	157
General Electric Co.	144

TOP FIVE SALES (Common Stocks) For the Period Ended June 30, 2004	Proceeds (000’s)
Travelers Property Casualty Corp. (Class B)	$172
Kroger Co.	133
American Express Co.	131
United Parcel Service, Inc. (Class B)	129
Costco Wholesale Corp.	117

WEIGHTING AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—65.1%

Aerospace & Defense—1.0%
2,100		United Technologies Corp.	$192

Air Freight & Logistics—0.3%
900		United Parcel Service, Inc. (Class B)	68

Aluminum—0.5%
3,200		Alcoa, Inc.	106

Application Software—0.5%
5,500	*	PeopleSoft, Inc.	102

Asset Management & Custody Banks—1.2%
4,900		Bank of New York Co., Inc.	145
1,700		State Street Corp.	83

Auto Parts & Equipment—0.6%
2,300		Johnson Controls, Inc.	123

Automobile Manufacturers—0.5%
2,200		General Motors Corp.	103

Broadcasting & Cable TV—0.5%
3,000		Viacom, Inc. (Class B)	107

Computer Hardware—1.8%
1,900	*	Dell, Inc.	68
1,100		Diebold, Inc.	58
2,500		International Business Machines Corp.	220

Construction & Farm Machinery & Heavy Trucks—0.4%
1,200		PACCAR, Inc.	70

Consumer Finance—1.4%
1,300		American Express Co.	67
7,700		MBNA Corp.	199

Department Stores—1.2%
5,300		Nordstrom, Inc.	226

Diversified Banks—7.6%
3,300		Bank of America Corp.	279
7,300		Hibernia Corp. (Class A)	177
5,100		Mellon Financial Corp.	150
12,820		U.S. Bancorp	353
5,000		Wachovia Corp.	223
5,200		Wells Fargo & Co.	298

Diversified Capital Markets—1.0%
5,100		J.P. Morgan Chase & Co.	198

Diversified Chemicals—0.5%
2,200		Du Pont (E.I.) de Nemours & Co.	98

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Electric Utilities—2.3%
4,800	Exelon Corp.	$160
4,200	FirstEnergy Corp.	157
4,400	Southern Co.	128

Food Distributors—0.6%
3,400	SYSCO Corp.	122

Forest Products—0.8%
2,400	Weyerhaeuser Co.	151

General Merchandise Stores—0.6%
2,800	Target Corp.	119

Health Care Distributors—0.6%
3,100	McKesson Corp.	106

Home Furnishings—0.9%
6,300	Leggett & Platt, Inc.	168

Home Improvement Retail—0.5%
2,700	Home Depot, Inc.	95

Household Products—1.8%
3,900	Kimberly-Clark Corp.	257
1,800	Procter & Gamble Co.	98

Industrial Conglomerates—1.6%
9,700	General Electric Co.	314

Industrial Gases—2.1%
3,200	Air Products and Chemicals, Inc.	168
6,200	Praxair, Inc.	247

Industrial Machinery—1.2%
800	Illinois Tool Works, Inc.	77
2,400	Ingersoll-Rand Co. (Class A)	164

Integrated Oil & Gas—6.7%
2,400	BP, plc (ADR)	129
4,700	ChevronTexaco Corp.	442
1,801	ConocoPhillips	137
9,876	Exxon Mobil Corp.	439
3,000	Royal Dutch Petroleum Co. (ADR)	155

Integrated Telecommunications Services—3.9%
4,100	ALLTEL Corp.	208
5,000	BellSouth Corp.	131
7,900	SBC Communications, Inc.	192
6,114	Verizon Communications, Inc.	221

Investment Banking & Brokerage—1.0%
3,500	Morgan Stanley	185

Leisure Products—0.5%
2,200	Polaris Industries, Inc.	106

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Metal & Glass Containers—0.5%
1,400		Ball Corp.	$101

Multi-Line Insurance—3.8%
3,500		Allstate Corp.	163
3,500		American International Group, Inc.	249
4,800		Hartford Financial Services Group, Inc.	330

Multi-Utilities & Unregulated Power—0.8%
7,700		NiSource, Inc.	159

Office Services & Supplies—0.7%
2,900		Pitney Bowes, Inc.	128

Other Diversified Financial Services—2.2%
9,300		Citigroup, Inc.	432

Packaged Foods & Meats—1.2%
4,400		Kraft Foods, Inc. (Class A)	139
4,100		Sara Lee Corp.	94

Pharmaceuticals—2.2%
3,900		Abbott Laboratories	159
4,380		Pfizer, Inc.	150
3,400		Wyeth	123

Property & Casualty Insurance—0.5%
2,427		St. Paul Travelers Cos., Inc.	98

Publishing—1.0%
2,200		Gannett Co., Inc.	187

Railroads—0.5%
1,600		Union Pacific Corp.	95

Real Estate Investment Trust—1.1%
2,500		Alexandria Real Estate Equities, Inc.	142
1,700		Liberty Property Trust	68

Restaurants—0.6%
3,300	*	YUM! Brands, Inc.	123

Semiconductor Equipment—0.4%
3,700	*	Applied Materials, Inc.	73

Semiconductors—1.5%
6,100		Intel Corp.	168
5,100		Texas Instruments, Inc.	123

Soft Drinks—1.0%
2,700		Coca-Cola Co.	136
1,200		PepsiCo, Inc.	65

Systems Software—0.7%
4,500		Microsoft Corp.	129

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Technology Distributors—0.4%
2,500	*	Agilent Technologies, Inc.	$73

Thrifts & Mortgage Finance—1.9%
900		Federal National Mortgage Association	64
2,300		PMI Group, Inc.	100
5,550		Washington Mutual, Inc.	214

TOTAL COMMON STOCKS (cost $10,726)			12,674

CORPORATE BONDS—10.2%

Aerospace & Defense—0.5%
$80,000		Honeywell International, Inc. 7.50%, due 3/01/10	91

Agricultural Products—0.2%
35,000		Unilever Capital Corp. 7.125%, due 11/01/10	39

Apparel Retail—0.1%
15,000		Nordstrom, Inc. 5.625%, due 1/15/09	16

Automobile Manufacturers—0.4%
80,000		Ford Motor Co. 7.25%, due 10/01/08	85

Brewers—0.2%
35,000	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19 /03) (cost $35,882)	35

Broadcasting & Cable TV—0.4%
80,000		Comcast Corp. 5.30%, due 1/15/14	77

Computer Hardware—0.3%
65,000		International Business Machines Corp. 1.535%, due 9/10/04	65

Construction & Farm Machinery & Heavy Trucks—0.3%
70,000		John Deere Capital Corp. 2.16%, due 9/17/04	70

Diversified Banks—1.0%
35,000		HSBC Bank USA 4.625%, due 4/01/14	33
80,000		International Bank for Reconstruction & Development 4.375%, due 9/28/06	82
30,000		U.S. Bancorp 3.125%, due 3/15/08	29

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Diversified Banks—(continued)
$50,000		Wachovia Corp. 5.00%, due 8/15/15	$48

Electric Utilities—0.5%
15,000		Dominion Resources, Inc. 6.25%, due 6/30/12	16
40,000		PSEG Power LLC 6.95%, due 6/01/12	43
35,000		Southern California Edison Co. 8.00%, due 2/15/07	39

Fertilizers & Agricultural Chemicals—0.1%
30,000		Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	29

Forest Products—0.0%
12,000		Weyerhaeuser Co. 5.50%, due 3/15/05	12

Housewares & Specialties—0.2%
35,000		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	35

Integrated Oil & Gas—0.5%
65,000		Pemex Project Funding Master Trust 9.125%, due 10/13/10	74
15,000		USX Corp. 6.85%, due 3/01/08	16

Integrated Telecommunications Services—0.6%
25,000		Verizon Global Funding Corp. 7.375%, due 9/01/12	28
85,000		Verizon Wireless Capital LLC 5.375%, due 12/15/06	89

Investment Banking & Brokerage—0.4%
30,000		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	30
30,000		J.P. Morgan Chase & Co., Inc. 4.50%, due 11/15/10	29
25,000		Morgan Stanley 6.60%, due 4/01/12	27

Life & Health Insurance—0.7%
65,000	#	Jackson National Life Global Funding, LLC (144A) 1.5975%, due 3/11/05 (acquired 9/05/02) (cost $65,000)	65
70,000		Lincoln National Corp. 5.25%, due 6/15/07	73

Movies & Entertainment—0.2%
30,000		Time Warner, Inc. 6.75%, due 4/15/11	32

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Multi-Utilities & Unregulated Power—0.4%
$75,000	Avista Corp. 7.75%, due 1/01/07	$81

Oil & Gas Refining, Marketing & Transportation—0.2%
40,000	Kinder Morgan Energy Partners, L.P. 6.75%, due 3/15/11	43

Other Diversified Financial Services—1.2%
50,000	American Express Co. 4.875%, due 7/15/13	49
30,000	Citigroup, Inc. 7.25%, due 10/01/10	34
80,000	General Electric Capital Corp. 5.45%, due 1/15/13	81
25,000	Household Finance Corp. 7.875%, due 3/01/07	28
35,000	Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	34

Regional Banks—0.2%
40,000	KeyCorp 2.75%, due 2/27/07	39

Soft Drinks—0.2%
35,000	Bottling Group, LLC 5.00%, due 11/15/13	34

Specialized Finance—0.8%
75,000	General Motors Acceptance Corp. 6.125%, due 9/15/06	78
65,000	National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	74

Thrifts & Mortgage Finance—0.4%
70,000	Countrywide Home Loans, Inc. 3.50%, due 12/19/05	71

Wireless Telecommunication Services—0.2%
35,000	Vodafone Group, plc (ADR) 5.00%, due 12/16/13	34

TOTAL CORPORATE BONDS (cost $1,955)		1,987

ASSET BACKED SECURITIES—0.5%

Consumer Finance—0.5%
36,078	Americredit Automobile Receivables Trust 1.39%, due 12/12/07	36
70,000	MBNA Credit Card Master Note Trust 1.25%, due 12/15/08	70

TOTAL ASSET BACKED SECURITIES (cost $106)		106

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COLLATERALIZED MORTGAGE OBLIGATIONS—1.4%

Commercial—0.1%
$25,346	Asset Securitization Corp. 7.32%, due 1/13/30	$26

Residential—0.4%
80,000	Washington Mutual, Inc. 4.10%, due 10/25/33	78

U.S. Government Agency Obligations—0.9%
50,000	Freddie Mac 3.50%, due 9/15/10	50
110,000	Freddie Mac 6.00%, due 4/15/32	114

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $273)		268

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—7.6%

Federal National Mortgage Association (FNMA)—7.1%
151,887	4.816%, due 12/01/12	151
228,207	5.00%, due 12/01/17	229
165,006	5.00%, due 3/01/33	160
121,297	5.50%, due 2/01/18	125
72,792	5.50%, due 7/01/23	74
85,142	5.50%, due 9/01/17	87
64,414	6.00%, due 1/01/29	66
84,718	6.00%, due 3/01/33	87
79,908	6.00%, due 8/01/32	82
26,663	6.00%, due 9/01/29	27
23,045	6.50%, due 1/01/15	24
73,670	6.50%, due 7/01/29	77
29,768	7.00%, due 3/01/12	32
8,740	8.00%, due 1/01/31	10
13,531	8.00%, due 10/01/30	15
24,241	8.00%, due 2/01/29	27
5,949	8.00%, due 2/01/30	6
71,889	8.00%, due 3/01/31	78
14,603	8.00%, due 4/01/20	16
5,922	8.00%, due 4/01/30	6
5,565	8.00%, due 5/01/31	6
5,333	8.00%, due 7/01/30	6

Government National Mortgage Association (GNMA)—0.5%
6,768	6.00%, due 4/15/14	7
33,573	6.00%, due 8/15/13	35
25,595	7.00%, due 4/15/28	27

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Government National Mortgage Association (GNMA)—(continued)
$6,137	7.00%, due 8/15/28	$7
14,310	7.75%, due 11/15/29	15

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $1,467)		1,482

U.S. GOVERNMENT & AGENCY OBLIGATIONS—12.0%

U.S. Government Agency Obligations—8.0%
100,000	Fannie Mae (Unsecured Note) 5.24%, due 8/07/18	97
190,000	Fannie Mae 2.87724%, due 2/17/09	189
145,000	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	143
65,000	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	60
320,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	300
345,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	342
205,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	187
110,000	Freddie Mac (Unsecured Note) 4.00%, due 12/30/13	100
140,000	Freddie Mac (Unsecured Note) 5.20%, due 3/05/19	132

U.S. Treasury Notes—4.0%
110,000	2.375%, due 8/15/06	109
100,000	3.125%, due 10/15/08	98
75,000	5.50%, due 8/15/28	76
100,000	7.00%, due 7/15/06	108
100,000	7.125%, due 2/15/23	121
220,000	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	264

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,369)		2,326

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

MUNICIPAL BONDS—0.4%

Electric Utilities—0.4%
$70,000	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	$71

TOTAL MUNICIPAL BONDS (cost $70)		71

CASH EQUIVALENTS—3.4%

Investment Companies
587,122	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	587
68,850	State Street Navigator Securities Lending Prime Portfolio **	69

TOTAL CASH EQUIVALENTS (cost $656)		656

TOTAL INVESTMENTS (cost $17,622)—100.6%		$19,570

Other Assets, less Liabilities		(111)

NET ASSETS		$19,459

*	Non-income producing security.
**	Represents invested collateral received related to $68,357 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $101,000 and the total value is $100,000 or 0.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Small-Cap Value Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Small-Cap Value Fund underperformed its benchmark Russell 2000 Value index for the six-month period ending June 30, 2004. All the positive contributions took place in the first quarter, and then the small-cap market seesawed down and up from April through June. In retrospect, the first few months were a continuation of the “take off” phase of the market cycle that began last March. The April/May timeframe saw the first significant correction since that rally began.

What factors impacted the Fund’s performance?

Market leadership by higher quality stocks has continued, following a trend that began in the fourth quarter of last year. I define high quality as companies with stock prices above $5 per share, with positive earnings, low P/E ratios versus the universe, and market capitalization above $250 million.

This trend helped the Fund, since it owns stocks all across the small-cap-size spectrum and the weighted average tends towards the middle of the small-cap-size range. Also, the Fund has less of its assets invested in companies that are not currently more profitable than the index, and we didn’t have much exposure to under-$5 price stocks.

In early April, one single government report of job growth was all it took to crystallize the market’s worry that the Federal Reserve would start raising short-term interest rates. This precipitated a fast and steep correction in the Fund’s most interest-rate-sensitive stocks. Those stocks have made a partial recovery since then.

What changes did you make to the Fund and why?

I added new stocks, which I believed were not discounting their full potential or had not participated in the “lift off” phase of the early market cycle. From the March 2003 bottom, the entire market experienced a “rising tide” effect. That effect has run its course, and so I’ve tried to find stocks that represent value opportunities in the traditional sense of the word.

For example, Pacer International was bought on price weakness after I had multiple meetings with management to cement an understanding of their business. Pacer arranges for the transportation of ocean freight containers by reselling space on the railroads in a service called the Stack Train. They produce significant free cash flow, but their service offering is aligned with the Union Pacific and CSX railroads, and those companies are experiencing a period of poor service quality that has temporarily hurt Pacer. In time this will change. However, Pacer’s stock was down based on the current view of conditions, not what they’ll be in the future. The future is where I see the stock’s opportunity.

I also exited positions that I believe have run their course, or have taken a turn for the worse. Examples of the former include the last of the utility preferred stocks in the Fund. An example of the latter would be the company Osteotech, which abandoned one of its product lines in January, calling into doubt its growth prospects and valuation. I was fortunate to exit the stock before the worst of the damage was done.

I continue to believe stocks with traditional “value” characteristics, in terms of their overall valuation and free cash flow generation, are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, and that have sustainable businesses and cash flows. I think the Fund is currently positioned this way.

Greg Eisen, CFA—Portfolio Manager/Equity Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Small-Cap Value Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**
Safeco Small-Cap Value Fund
Class A	1.53%	23.99%	13.21%	8.96%	7.73%	31.59%	14.55%	9.73%
Class B	2.30%	25.29%	13.45%	9.12%	7.30%	30.29%	13.69%	9.12%
Class C	6.69%	29.77%	13.78%	9.00%	7.69%	30.77%	13.78%	9.00%
Russell 2000 Value Index	N/A	N/A	N/A	N/A	7.83%	35.17%	12.82%	13.26%
Lipper, Inc. (Small-Cap Value Funds)	N/A	N/A	N/A	N/A	8.15%	34.14%	13.08%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund's benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Real Estate Investment Trust	6.7%
Specialty Stores	6.4
Regional Banks	5.9
Trucking	5.3
Consumer Finance	4.8

TOP TEN HOLDINGS	Percent of Net Assets
World Fuel Services Corp. (Integrated Oil & Gas)	3.3%
Lone Star Technologies, Inc. (Oil & Gas Equipment & Services)	2.9
Cash America International, Inc. (Consumer Finance)	2.5
Imation Corp. (Computer Storage & Peripherals)	2.5
Foot Locker, Inc. (Specialty Stores)	2.4
Champion Enterprises, Inc. (Homebuilding)	2.4
AmeriCredit Corp. (Consumer Finance)	2.3
Precision Castparts Corp. (Diversified Metals & Mining)	2.3
Hollywood Entertainment Corp. (Specialty Stores)	2.3
Insight Enterprises, Inc. (Catalog Retail)	2.2

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Champion Enterprises, Inc.	$1,534
Pacer International, Inc.	1,371
Apollo Investment Corp.	1,188
Hanger Orthopedic Group, Inc.	1,149
Impac Mortgage Holdings, Inc.	1,134

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Pacific Crest Capital, Inc.	$1,310
Nordic American Tanker Shipping, Ltd.	1,003
Isle of Capri Casinos, Inc.	731
Furniture Brands International, Inc.	721
SonoSite, Inc.	680

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Small-Cap Value Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—93.4%

Aerospace & Defense—1.4%
31,400	*	United Defense Industries, Inc.	$1,099

Application Software—0.0%
3	*	Versata, Inc.	0

Asset Management & Custody Banks—1.5%
83,800	*	Apollo Investment Corp.	1,154

Casinos & Gaming—2.2%
49,200	*	Ameristar Casinos, Inc.	1,652

Catalog Retail—2.2%
96,900	*	Insight Enterprises, Inc.	1,721

Commercial Printing—1.4%
36,600	*	Valassis Communications, Inc.	1,115

Communication Equipment—3.0%
28,300		Black Box Corp.	1,337
23,600	*	Plantronics, Inc.	993

Computer Storage & Peripherals—3.8%
116,000	*	Hypercom Corp.	980
44,800	*	Imation Corp.	1,909

Construction & Engineering—3.9%
76,600	*	Astec Industries, Inc.	1,442
55,500		URS Corp.	1,521

Construction Materials—1.2%
22,025		Florida Rock Industries, Inc.	929

Consumer Finance—4.8%
92,100	*	AmeriCredit Corp.	1,799
83,200		Cash America International, Inc.	1,914

Diversified Metals & Mining—2.3%
32,500		Precision Castparts Corp.	1,777

Electric Utilities—1.5%
42,000		IDACORP, Inc.	1,134

Electronic Equipment Manufacturers—1.8%
47,200	*	Benchmark Electronics, Inc.	1,373

Environmental Services—1.1%
18,800		Landauer, Inc.	840

Health Care Facilities—1.4%
93,700	*	Hanger Orthopedic Group, Inc.	1,098

Health Care Services—1.7%
44,900	*	National Dentex Corp.	1,301

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Home Furnishings—0.5%
14,700		Furniture Brands International, Inc.	$368

Home Improvement Retail—1.5%
60,500		Building Materials Holding Corp.	1,145

Homebuilding—3.8%
10,900	*	Beazer Homes USA, Inc.	1,093
196,900	*	Champion Enterprises, Inc.	1,807

Integrated Oil & Gas—3.3%
56,400		World Fuel Services Corp.	2,543

Investment Banking & Brokerage—1.6%
81,800		SWS Group, Inc.	1,252

Life & Health Insurance—1.7%
19,600		StanCorp Financial Group, Inc.	1,313

Oil & Gas Equipment & Services—4.2%
105,700	*	Key Energy Services, Inc.	998
80,400	*	Lone Star Technologies, Inc.	2,216

Packaged Foods & Meats—0.7%
13,600		Lancaster Colony Corp.	566

Photographic Products—0.7%
159,200	*	Concord Camera Corp.	525

Property & Casualty Insurance—4.6%
22,500		First American Corp.	583
74,000	*	Ohio Casualty Corp.	1,490
40,800		RLI Corp.	1,489

Real Estate Investment Trust—6.7%
23,000		Alexandria Real Estate Equities, Inc.	1,306
23,900		Camden Property Trust	1,095
46,300		First Potomac Realty Trust	888
72,800		Hanover Capital Mortgage Holdings, Inc.	856
43,200		Impac Mortgage Holdings, Inc.	973

Regional Banks—5.9%
58,200		Central Pacific Financial Corp.	1,601
47,600		Greater Bay Bancorp	1,376
38,829		Hanmi Financial Corp.	1,145
13,115		Provident Bankshares Corp.	378

Restaurants—0.9%
24,200	*	Jack in the Box, Inc.	719

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Small-Cap Value Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Semiconductors—1.5%
166,600	*	Lattice Semiconductor Corp.	$1,168

Specialty Chemicals—1.7%
60,900		Sensient Technologies Corp.	1,308

Specialty Stores—6.4%
76,100		Foot Locker, Inc.	1,852
129,500	*	Hollywood Entertainment Corp.	1,730
29,800		Regis Corp.	1,329

Steel—1.5%
32,850		Schnitzer Steel Industries, Inc.	1,116

Technology Distributors—1.8%
41,600	*	Anixter International, Inc.	1,416

Thrifts & Mortgage Finance—2.5%
30,700	*	BankUnited Financial Corp. (Class A)	792
30,840		PFF Bancorp, Inc.	1,148

Tobacco—1.4%
20,900		Universal Corp.	1,065

Trucking—5.3%
27,100		Arkansas Best Corp.	892
32,000	*	Landstar System, Inc.	1,692
1,100	*	Overnite Corp.	32
77,400	*	Pacer International, Inc.	1,432

TOTAL COMMON STOCKS (cost $52,077)			71,785

INDEXED SECURITIES—3.6%

Indexed Securities—3.6%
16,100		iShares Russell 2000 Value Index Fund	2,769

TOTAL INDEXED SECURITIES (cost $2,647)			2,769

SHARES OR PRINCIPAL AMOUNT		Value (000’s)
CASH EQUIVALENTS—27.5%

Investment Companies
2,488,753	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$2,489
18,644,211	State Street Navigator Securities Lending Prime Portfolio **	18,644

TOTAL CASH EQUIVALENTS (cost $21,133)		21,133

TOTAL INVESTMENTS (cost $75,857)—124.5%		$95,687

Other Assets, less Liabilities		(18,858)

NET ASSETS		$76,829

*	Non-income producing security.
**	Represents invested collateral received related to $18,409,097 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Large-Cap Growth Fund

As of June 30, 2004

How did the Fund perform?

For the six-month period ending June 30, 2004, the Safeco Large-Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index.

The Fund’s performance since inception in late 2001 also trails its benchmark, although the majority of the Fund’s underperformance since inception occurred in calendar year 2003, when smaller stocks with no earnings and speculative characteristics significantly outperformed the overall market. Conversely, stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed in 2003. This provided a major headwind to our quality investment style. While volatile conditions may persist near term, we believe that we are in the midst of a transitional phase, into an environment in which investors again return to high quality large cap stocks with sustainable growth characteristics.

What factors impacted the Fund’s performance?

Many companies have been demonstrating very strong fundamentals and exceptional earnings growth. Returns have been muted, however, due in part to investor anxieties regarding inflation, rising interest rates, slowing growth in China, the Iraqi Government transition, terrorism, near record oil prices and the upcoming presidential election.

Returns were helped most by internet software and services holdings, while the largest detractors from returns came from software. Individual stocks that had a major impact on performance included:

•	Yahoo! Inc. appreciated by 62% over the half-year, helped by increases in paid search activity and online advertising, along with a growing user base.

•	Avon Products was also a top performer, benefiting from growth in developing markets such as central/eastern Europe, Latin America, and China.

•	Software storage firm Veritas lost 25% over the period, and recently announced that revenues and earnings would come in below investor expectations. We trimmed our holding in the stock and are monitoring developments closely.

What changes did you make to the Fund and why?

The relatively flat first half returns masked an erratic period in which market leadership shifted frequently between cyclical and defensive areas of the market. Since the beginning of the year, we reduced our holdings of technology stocks, and the Fund is now slightly underweight in technology. We also took profits in some areas of health care, notably in health care equipment and supplies. Some proceeds were re-deployed into biotechnology. The Fund’s largest position remained with the global, research-based pharmaceutical firm, Pfizer Inc.

Energy was one of the best performing segments in the Fund, appreciating by over 25%. We continue to like the operating environment for several energy and oil services companies, which are indirectly benefiting from high oil and gas prices, limited supply growth and increasing demand associated with the global economic recovery. Accordingly, we added to this sector over the period, and hold an overweight position here.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Large-Cap Growth Fund

As of June 30, 2004

RCM Capital Management LLC, formerly RCM Global Investors LLC acts as an investment sub-advisor to the Safeco Large-Cap Growth Fund.

Peter Goetz, MBA, CFA—Portfolio Manager

Seth A. Reicher, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. was named the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Large-Cap Growth Fund

(Unaudited)

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	Since Inception**	Six Month*	1 Year	Since Inception**
Safeco Large-Cap Growth Fund
Class A	(5.28)%	4.25%	(4.67)%	0.54%	10.56%	(2.53)%
Class B	(4.89)%	4.74%	(4.38)%	0.11%	9.74%	(3.28)%
Class C	(0.89)%	8.74%	(3.28)%	0.11%	9.74%	(3.28)%
Russell 1000 Growth Index	N/A	N/A	N/A	2.74%	17.88%	1.91%
Lipper, Inc. (Large-Cap Growth Funds)	N/A	N/A	N/A	2.35%	15.56%	N/A

 * Not annualized.

** Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets
Pharmaceuticals	12.4%
Industrial Conglomerates	6.3
Systems Software	6.3
Communication Equipment	5.1
Internet Software & Services	4.5
TOP TEN HOLDINGS	Percent of Net Assets
Pfizer, Inc. (Pharmaceuticals)	5.4%
Intel Corp. (Semiconductors)	3.4
Cisco Systems, Inc. (Communication Equipment)	3.3
Minnesota Mining & Manufacturing Co. (Industrial Conglomerates)	3.3
Yahoo!, Inc. (Internet Software & Services)	3.3
General Electric Co. (Industrial Conglomerates)	3.0
Wal-Mart Stores, Inc. (General Merchandise Stores)	2.6
Dell, Inc. (Computer Hardware)	2.6
Procter & Gamble Co. (Household Products)	2.4
Microsoft Corp. (Systems Software)	2.2

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Paychex, Inc.	$123
Guidant Corp.	122
International Game Technology, Inc.	115
Coca-Cola Co.	114
Agilent Technologies, Inc.	104

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
St. Jude Medical, Inc.	$117
Lowe’s Companies, Inc.	113
General Electric Co.	93
Agilent Technologies, Inc.	76
Microsoft Corp.	75

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Large-Cap Growth Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—97.4%

Aerospace & Defense—1.0%
750		United Technologies Corp.	$69

Air Freight & Logistics—1.5%
1,350		United Parcel Service, Inc. (Class B)	101

Apparel, Accessories & Luxury Goods—1.1%
1,600	*	Coach, Inc.	72

Application Software—1.1%
1,700		SAP AG (ADR)	71

Asset Management & Custody Banks—1.0%
1,300		Franklin Resources, Inc.	65

Biotechnology—3.9%
2,300	*	Amgen, Inc.	125
1,050	*	Biogen Idec, Inc.	66
1,150	*	Genentech, Inc.	65

Broadcasting & Cable TV—1.1%
2,100		Viacom, Inc. (Class B)	75

Casinos & Gaming—1.5%
2,600	*	International Game Technology, Inc.	100

Communication Equipment—5.1%
9,300	*	Cisco Systems, Inc.	220
5,100	*	Corning, Inc.	67
1,850	*	Juniper Networks, Inc.	45

Computer Hardware—2.6%
4,700	*	Dell, Inc.	168

Data Processing & Outsourced Services—1.1%
2,100		Paychex, Inc.	71

Diversified Banks—1.5%
1,450		Mellon Financial Corp.	43
1,300		Wachovia Corp.	58

Diversified Commercial Services—1.8%
900	*	Apollo Group, Inc. (Class A)	79
800	*	Career Education Corp.	36

Drug Retail—1.6%
2,900		Walgreen Co.	105

Food Distributors—1.2%
2,200		SYSCO Corp.	79

Footwear—1.5%
1,300		NIKE, Inc. (Class B)	98

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

General Merchandise Stores—2.6%
3,200		Wal-Mart Stores, Inc.	$169

Health Care Equipment—3.3%
1,400	*	Boston Scientific Corp.	60
550		Guidant Corp.	31
2,600		Medtronic, Inc.	127

Hotels, Resorts & Cruise Lines—1.2%
1,650		Carnival Corp.	78

Household Products—2.4%
2,900		Procter & Gamble Co.	158

Industrial Conglomerates—6.3%
6,200		General Electric Co.	201
2,400		Minnesota Mining & Manufacturing Co.	216

Industrial Gases—0.6%
700		Air Products and Chemicals, Inc.	37

Industrial Machinery—2.9%
1,900		Danaher Corp.	99
1,300		Ingersoll-Rand Co. (Class A)	89

Insurance Brokers—0.6%
1,050		Willis Group Holdings, Ltd.	39

Internet Software & Services—4.5%
1,850	*	Symantec Corp.	81
5,900		Yahoo!, Inc.	214

Investment Banking & Brokerage—2.3%
800		Goldman Sachs Group, Inc.	75
1,400		Merrill Lynch & Co., Inc.	76

IT Consulting & Other Services—1.4%
3,300	*	Accenture, Ltd. (Class A)	91

Life & Health Insurance—0.7%
1,200		AFLAC, Inc.	49

Movies & Entertainment—0.9%
1,900		News Corp., Ltd. (ADR)	62

Oil & Gas Equipment & Services—3.0%
2,600		Baker Hughes, Inc.	98
1,500	*	BJ Services Co.	69
600	*	Smith International, Inc.	33

Oil & Gas Exploration & Production—1.2%
800		Apache Corp.	35
1,500		XTO Energy, Inc.	45

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Large-Cap Growth Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Other Diversified Financial Services—0.8%
1,150		Citigroup, Inc.	$53

Personal Products—1.5%
2,200		Avon Products, Inc.	102

Pharmaceuticals—12.4%
2,050	*	Caremark Rx, Inc.	68
1,200		Eli Lilly & Co.	84
1,400	*	Gilead Sciences, Inc.	94
1,400		Novartis AG (ADR)	62
10,400		Pfizer, Inc.	357
1,350		Teva Pharmaceutical Industries, Ltd. (ADR)	91
1,700		Wyeth	61

Property & Casualty Insurance—1.0%
1,600		St. Paul Travelers Cos., Inc.	65

Publishing—1.1%
1,600		Tribune Co.	73

Regional Banks—0.9%
1,100		Fifth Third Bancorp	59

Restaurants—1.1%
1,650	*	Starbucks Corp.	72

Semiconductor Equipment—1.3%
2,700		Microchip Technology, Inc.	85

Semiconductors—3.4%
8,200		Intel Corp.	226

Soft Drinks—3.4%
2,200		Coca-Cola Co.	111
2,050		PepsiCo, Inc.	110

Systems Software—6.3%
5,000		Microsoft Corp.	143
3,300	*	Novell, Inc.	28
11,700	*	Oracle Corp.	140
800	*	Red Hat, Inc.	18
3,100	*	VERITAS Software Corp.	86

Thrifts & Mortgage Finance—1.7%
1,550		Federal National Mortgage Association	111

TOTAL COMMON STOCKS (cost $5,760)			6,409

SHARES OR PRINCIPAL AMOUNT		Value (000’s)
CASH EQUIVALENTS—2.8%

Investment Companies
185,739	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$186

TOTAL CASH EQUIVALENTS (cost $186)		186

TOTAL INVESTMENTS (cost $5,946)—100.2%		$6,595

Other Assets, less Liabilities		(13)

NET ASSETS		$6,582

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of June 30, 2004

How did the Fund perform?

For the six-month period ending June 30, 2004, the Safeco High-Yield Bond Fund has underperformed its benchmark, the Merrill Lynch High-Yield Master II Index.

What Factors impacted the Fund’s performance?

Our credit selection and overweight in CCC-rated bonds largely accounted for the Fund’s performance during the first half of the year. We likely removed the overweight in CCC too soon and missed the rally during the last part of the second quarter.

Nine of our holdings announced refinancing and/or tenders, which provided a positive “pop” to returns reflecting our credit picks. Two negative credit events were Pegasus Satellite, which deteriorated quickly, and in MCI stock we received in exchange for WorldCom bonds. The latter declined as short-term bankruptcy investors sold the stock and long-term holders have been slow to add positions in a difficult sector.

What changes did you make to the Fund and why?

The number of overall holdings has been reduced to a more manageable level, between 100 and 120 positions. Diversification remained strong as we trimmed larger holdings and selectively added to several top-25 positions. No bond exceeds 2% of assets and we continue to reduce the percentage of our asset level in the top 10.

We continue to overweight industrial and cyclical sectors, underweight defensive sectors and BB-rated credits, and maintain a shorter duration versus our benchmark. Our overall yield-to-maturity and coupon return to shareholders are close to or exceed the benchmark. We achieve this by holding high coupon “cushion” bonds likely to be called in the near term.

High-yield bonds, especially those rated BB, will be hurt as Treasury rates rise at this point in the cycle. The effort to counteract rising interest rates is three-fold. First, underweighting BB-rated issues and slightly shorten the duration. Second, adding adjustable rate bonds to offset the Federal Reserve rate increases. Finally, identifying near-term credit upgrade candidates not fully reflected in the market. The latter is admittedly difficult in this fairly valued market.

Gregory Card, CFA—Portfolio Manager

Beverly R. Denny, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco High-Yield Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six-Month*	1 Year	5 Year	10 Year	Six-Month*	1 Year	5 Year	10 Year
Safeco High-Yield Bond Fund
Class A	(3.48)%	6.42%	(0.42)%	3.94%	1.14%	11.42%	0.50%	4.42%
Class B	(3.93)%	5.56%	(0.48)%	3.95%	0.94%	10.56%	(0.21)%	3.95%
Class C	(0.22)%	9.51%	(0.20)%	3.84%	0.75%	10.51%	(0.20)%	3.84%
Merrill Lynch High-Yield Master II Index	N/A	N/A	N/A	N/A	1.36%	10.19%	4.79%	7.50%
Lipper, Inc. (High Current Yield Funds)	N/A	N/A	N/A	N/A	1.15%	9.63%	3.48%	5.45%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	6.37%
Current Yield (30-day) Class B	5.92%
Current Yield (30-day) Class C	5.92%
Weighted Average Maturity	5.33 years

TOP FIVE INDUSTRIES	Percent of Net Assets
Integrated Telecommunications Services	6.0%
Metal & Glass Containers	5.8
Specialty Stores	4.5
Auto Parts & Equipment	4.0
Electric Utilities	3.7

TOP FIVE HOLDINGS	Percent of Net Assets
Champion Enterprises, Inc. (Homebuilding)	1.6%
LCI International, Inc. (Integrated Telecommunications Services)	1.6
Cogentrix Energy, Inc. (Multi-Utilities & Unregulated Power)	1.4
Graham Packaging Co., Inc. (Paper Packaging)	1.4
AMF Bowling Worldwide, Inc. (Leisure Facilities)	1.2

TOP FIVE PURCHASES For the Period Ended June 30, 2004	Cost (000’s)
Interface, Inc.	$1,000
AMF Bowling Worldwide, Inc.	650
Petro Stopping Centers, LP	513
BCP Caylux Holdings Luxembourg SCA	508
American Casino & Entertainment Properties, LLC	500

TOP FIVE SALES For the Period Ended June 30, 2004	Proceeds (000’s)
Interface, Inc.	$598
Schuler Homes, Inc.	583
Nalco Co.	527
NRG Energy, Inc.	526
Petrozuata Finance, Inc.	524

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—81.5%

Advertising—0.9%
$300,000	^	Advanstar, Inc. 15.00% beg. 10/15/05 Step Bond due 10/15/11	$242
100,000		Penton Media, Inc. 11.875%, due 10/01/07	101

Agricultural Products—2.6%
250,000	#	Gold Kist, Inc. (144A) 10.25%, due 3/15/14 (acquired 3/05/04) (cost $246,175)	271
250,000		Hines Nurseries, Inc. 10.25%, due 10/01/11	272
400,000		Seminis, Inc. 10.25%, due 10/01/13	435

Airlines—0.3%
100,000		Continental Airlines, Inc. 7.568%, due 12/01/06	75
50,000		Northwest Airlines Corp. 7.625% to 11/15/08 Step Bond due 11/15/23	40

Apparel, Accessories & Luxury Goods—0.7%
250,000		Perry Ellis International, Inc. 8.875%, due 9/15/13	258

Auto Parts & Equipment—3.4%
450,000		Accuride Corp. 9.25%, due 2/01/08	459
400,000		Collins & Aikman Corp. 10.75%, due 12/31/11	402
162,000		HLI Operating Co., Inc. 10.50%, due 6/15/10	182
250,000		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	254

Broadcasting & Cable TV—1.1%
200,000		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	168
250,000	#	Kabel Deutschland GmbH (144A) 10.625%, due 7/01/14 (acquired 6/24/04) (cost $250,000)	257

Casinos & Gaming—1.4%
300,000	#	Inn of the Mountain Gods Resort & Casino (144A) 12.00%, due 11/15/10 (acquired 10/21/03) (cost $300,000)	333

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Casinos & Gaming—(continued)
$200,000	#	Premier Entertainment Biloxi, LLC (144A) 10.75%, due 2/01/12 (acquired 3/16/04) (cost $216,000)	$210

Catalog Retail—0.7%
250,000		Jafra Cosmetics International, Inc. 10.75%, due 5/15/11	279

Commodity Chemicals—2.1%
400,000		Resolution Performance Products, LLC 9.50%, due 4/15/10	412
400,000		Tekni-Plex, Inc. 12.75%, due 6/15/10	384

Communication Equipment—0.7%
250,000		General Cable Corp. 9.50%, due 11/15/10	269

Computer Hardware—1.1%
400,000	#	Stratus Technologies, Inc. (144A) 10.375%, due 12/01/08 (acquired 11/06/03) (cost $400,000)	410

Construction & Engineering—1.0%
200,000	#	J Ray McDermott SA (144A) 11.00%, due 12/15/13 (acquired 11/21/03) (cost $194,128)	193
162,000		URS Corp. 11.50%, due 9/15/09	186

Construction & Farm Machinery & Heavy Trucks—0.7%
250,000		NMHG Holding Co. 10.00%, due 5/15/09	275

Construction Materials—2.2%
350,000	#	Case New Holland, Inc. (144A) 9.25%, due 8/01/11 (acquired 6/25/04) (cost $371,000)	367
400,000		Texas Industries, Inc. 10.25%, due 6/15/11	446

Consumer Finance—1.0%
350,000	#	BCP Caylux Holdings Luxembourg SCA (144A) 9.625%, due 6/15/14 (acquired 6/03/04) (cost $358,438)	363

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Distributors—2.1%
$400,000		Adesa, Inc. 7.625%, due 6/15/12	$403
375,000		Wesco Distribution, Inc. 9.125%, due 6/01/08	386

Diversified Chemicals—0.4%
150,000		Terra Capital, Inc. 11.50%, due 6/01/10	164

Diversified Commercial Services—2.9%
250,000		Jacuzzi Brands, Inc. 9.625%, due 7/01/10	267
250,000		Mobile Mini, Inc. 9.50%, due 7/01/13	274
300,000		Quintiles Transnational Corp. 10.00%, due 10/01/13	297
250,000		Williams Scotsman, Inc. 9.875%, due 6/01/07	248

Electric Utilities—2.5%
200,000	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 10/09/03) (cost $212,500)	214
100,000	#	Calpine Corp. (144A) 8.50%, due 7/15/10 (acquired 10/09/03) (cost $95,750)	83
300,000		Centerpoint Energy, Inc. 3.75%, due 5/15/23	340
300,000		Reliant Resources, Inc. 9.50%, due 7/15/13	323

Electronic Equipment Manufacturers—0.2%
100,000	#	Graftech International, Ltd. (144A) 1.625%, due 1/15/24 (acquired 1/22/04) (cost $110,500)	90

Environmental Services—0.7%
250,000		Casella Waste Systems, Inc. 9.75%, due 2/01/13	270

Fertilizers & Agricultural Chemicals—1.4%
350,000	#	Fertinitro Finance, Inc. (144A) 8.29%, due 4/01/20 (acquired 9/12/03) (cost $201,500)	277
250,000		United Industries Corp. 9.875%, due 4/01/09	260

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—1.1%
$200,000	#	Dynegy Holdings, Inc. (144A) 9.875%, due 7/15/10 (acquired 10/09/03) (cost $215,500)	$215
168,000		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	200

Health Care Distributors—2.9%
400,000	#	IASIS Healthcare, LLC (144A) 8.75%, due 6/15/14 (acquired 6/10/04) (cost $400,000)	409
250,000	#	Medical Device Manufacturing, Inc. (144A) 10.00%, due 7/15/12 (acquired 6/23/04) (cost $250,000)	255
500,000		Rural/Metro Corp. 7.875%, due 3/15/08	435

Health Care Equipment—1.2%
227,900		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	261
250,000	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03) (cost $118,588)	192

Health Care Facilities—2.9%
400,000		Healthsouth Corp. 8.50%, due 2/01/08	394
250,000		Psychiatric Solutions, Inc. 10.625%, due 6/15/13	284
400,000	#	Tenet Healthcare Corp. (144A) 9.875%, due 7/01/14 (acquired 6/15/04) (cost $390,696)	407

Homebuilding—2.6%
650,000		Champion Enterprises, Inc. 7.625%, due 5/15/09	611
350,000		D.R. Horton, Inc. 8.50%, due 4/15/12	387

Household Products—0.5%
250,000		Johnsondiversey, Inc. 10.67% beg. 5/15/07 Step Bond due 5/15/13	193

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Housewares & Specialties—0.6%
$250,000	#	Vitro SA de CV (144A) 11.75%, due 11/01/13 (acquired 10/15/03) (cost $246,390)	$229

Industrial Machinery—0.7%
250,000		National Waterworks, Inc. 10.50%, due 12/01/12	277

Integrated Oil & Gas—0.7%
300,000	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03) (cost $178,500)	269

Integrated Telecommunications Services—5.4%
200,000		Alaska Communications Systems Holdings Group, Inc. 9.875%, due 8/15/11	209
300,000		Call-Net Enterprises, Inc. 10.625%, due 12/31/08	299
250,000		FairPoint Communications, Inc. 11.875%, due 3/01/10	286
250,000		FairPoint Communications, Inc. 12.50%, due 5/01/10	266
650,000		LCI International, Inc. 7.25%, due 6/15/07	588
110,854		MCI, Inc. 5.908%, due 5/01/07	108
854		MCI, Inc. 6.688%, due 5/01/09	1
18		MCI, Inc. 7.735%, due 5/01/14	0
250,000	#	Qwest Corp. (144A) 9.125%, due 3/15/12 (acquired 8/28/03) (cost $271,250)	270

Leisure Facilities—1.5%
450,000	#	AMF Bowling Worldwide, Inc. (144A) 10.00%, due 3/01/10 (acquired 2/19/04) (cost $450,000)	461
100,000	#	Global Cash Acces, LLC/Global Cash Finance Corp. (144A) 8.75%, due 3/15/12 (acquired 3/04/04) (cost $100,000)	104

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Leisure Products—0.6%
$250,000	#	Warner Music Group (144A) 7.375%, due 4/15/14 (acquired 4/01/04) (cost $250,000)	$241

Metal & Glass Containers—5.3%
100,000		BWAY Corp. 10.00%, due 10/15/10	105
400,000		Constar International, Inc. 11.00%, due 12/01/12	374
250,000		Crown Holdings, Inc. 10.875%, due 3/01/13	285
400,000	#	Hylsa SA de CV (144A) 10.50%, due 12/15/10 (acquired 6/10/04) (cost $380,000)	388
300,000	#	Neenah Corp. (144A) 11.00%, due 9/30/10 (acquired 10/16/03) (cost $300,919)	318
100,000		Pliant Corp. 11.125%, due 9/01/09	107
450,000	#	Solo Cup Co. (144A) 8.50%, due 2/15/14 (acquired 2/12/04) (cost $440,000)	419

Movies & Entertainment—0.4%
190,000		Muzak Holdings Finance Corp. 13.00% beg. 3/15/04 Step Bond due 3/15/10	167

Multi-Utilities & Unregulated Power—1.4%
500,000		Cogentrix Energy, Inc. 8.75%, due 10/15/08	516

Oil & Gas Drilling—0.6%
250,000		Grey Wolf, Inc. 3.75%, due 5/07/23	234

Oil & Gas Equipment & Services—1.1%
400,000		Petroleum Geo-Services ASA 10.00%, due 11/05/10	414

Oil & Gas Exploration & Production—0.8%
300,000		Harvest Natural Resources, Inc. 9.375%, due 11/01/07	306

Oil & Gas Refining, Marketing & Transportation—1.1%
350,000		CITGO Petroleum Corp. 11.375%, due 2/01/11	406

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Paper Packaging—2.0%
$ 500,000		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	$514
250,000		Norske Skog Canada, Ltd. 7.375%, due 3/01/14	242

Paper Products—1.1%
400,000	#	Abitibi-Consolidated, Inc.(144A) 5.02%, due 6/15/11 (acquired 6/10/04) (cost $400,000)	401

Personal Products—0.7%
250,000		Herbalife International, Inc. 11.75%, due 7/15/10	285

Property & Casualty Insurance—0.7%
250,000		Crum & Forster Holdings Corp. 10.375%, due 6/15/13	273

Publishing—0.7%
250,000		Houghton Mifflin Co. 9.875%, due 2/01/13	250

Restaurants—3.3%
250,000		Buffets, Inc. 11.25%, due 7/15/10	261
194,000		Carrols Corp. 9.50%, due 12/01/08	201
400,000	#	Friendly Ice Cream Corp.(144A) 8.375%, due 6/15/12 (acquired 3/03/04) (cost $400,000)	388
400,000	#	Vicorp Restaurants, Inc. (144A) 10.50%, due 4/15/11 (acquired 4/06/04) (cost $395,164)	398

Specialized Finance—0.7%
100,000	#	New ASAT Finance, Ltd. (144A) 9.25%, due 2/01/11 (acquired 1/16/04) (cost $100,000)	99
150,000		UCAR Finance, Inc. 10.25%, due 2/15/12	167

Specialty Chemicals—1.1%
300,000		Huntsman International, LLC 10.125%, due 7/01/09	306
100,000		Huntsman International, LLC 11.625%, due 10/15/10	111

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—4.5%
$ 81,000		Big 5 Corp. 10.875%, due 11/15/07	$84
250,000	#	General Nutrition Center, Inc. (144A) 8.50%, due 12/01/10 (acquired 11/25/03) (cost $250,000)	259
250,000	#	Jo-Ann Stores, Inc. (144A) 7.50%, due 3/01/12 (acquired 2/19/04) (cost $250,000)	245
400,000	#	Petro Stopping Centers, LP (144A) 9.00%, due 2/15/12 (acquired 1/30/04) (cost $411,000)	396
250,000		United Auto Group, Inc. 9.625%, due 3/15/12	274
350,000		United Rentals North America,Inc. 7.75%, due 11/15/13	331
100,000		United Rentals, Inc. 1.875%, due 10/15/23	96

Steel—0.7%
250,000		Shaw Group, Inc. 10.75%, due 3/15/10	245

Textiles—1.1%
400,000	#	Interface, Inc. (144A) 9.50%, due 2/01/14 (acquired 1/26/04) (cost $400,000)	398

Tobacco—0.9%
350,000	#	North Atlantic Trading Co., Inc. (144A) 9.25%, due 3/01/12 (acquired 2/11/04) (cost $348,250)	339

Trucking—0.7%
250,000		Laidlaw International, Inc. 10.75%, due 6/15/11	273

Wireless Telecommunication Services—1.8%
250,000	#	Millicom International Cellular SA (144A) 10.00%, due 12/01/13 (acquired 11/19/03) (cost $250,000)	254
177,000		Nextel Communications, Inc. 7.375%, due 8/01/15	179

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2004

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Wireless Telecommunication Services—(continued)
$ 250,000		SBA Communications Corp. 10.25%, due 2/01/09	$256

TOTAL CORPORATE BONDS (cost $29,449)			30,854

PREFERRED STOCKS—2.3%

Auto Parts & Equipment—0.6%
3,000		Cummins Capital Trust 7.00% Callable 6/15/06 @ $51.75	217

Electric Utilities—1.2%
402		TNP Enterprises, Inc. 14.50% Payment in Kind to 4/01/05 Callable 4/01/05 @ $1,100.00	450

Metal & Glass Containers—0.5%
7,500		Smurfit-Stone Container Corp. 7.00% Callable 7/30/04 @ $25.00	184

TOTAL PREFERRED STOCKS (cost $710)			851

COMMON STOCKS—1.9%

Integrated Telecommunications Services—0.6%
16,005	*	MCI, Inc.	226

Packaged Foods & Meats—1.3%
8,000	*	Chiquita Brands International, Inc.	167
241	*	Crunch Equity Voting Trust (Illiquid) †	325

TOTAL COMMON STOCKS (cost $862)			718

COMMERCIAL PAPER—9.5%

Communication Equipment—4.8%
1,800,000		Motorola, Inc. 1.34%, due 7/07/04	1,799

Other Diversified Financial Services—4.7%
1,798,000		Ford Motor Credit Co. 1.30%, due 7/01/04	1,798

TOTAL COMMERCIAL PAPER (cost $3,597)			3,597

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—18.7%
$1,843,203	AIM Short-Term Investments Co.Liquid Assets Money Market Portfolio (Institutional Shares)	$1,843
5,246,735	State Street Navigator Securities Lending Prime Portfolio **	5,247

TOTAL CASH EQUIVALENTS (cost $7,090)		7,090

TOTAL INVESTMENTS (cost $41,708)—113.9%		$43,110

Other Assets, less Liabilities		(5,268)

NET ASSETS		$37,842

^	Non-income producing security. Security in default.
*	Non-income producing security.
**	Represents invested collateral received related to $5,134,804 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
†	Securities are valued at fair value as determined under the supervision of the Board of Trustees.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $10,175,000 and the total value is $10,422,000 or 27.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

How did the Fund perform?

Excluding the applicable sales charges, the Safeco Intermediate-Term U.S. Government Fund outperformed its benchmark index, the Lehman Intermediate Government Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

Rising interest rates marked a performance shift between the first and second quarters. While rates fell in the first quarter, favoring longer duration securities, rates began an upward climb in the second. The Fund’s shorter duration, along with its exposure to mortgage-backed securities (MBS), allowed it to benefit from this rising interest-rate environment.

What changes did you make to the Fund and why?

Trading activity for the first six months was aimed at modestly lengthening the Fund’s duration, increasing yield, and maintaining the MBS allocation.

During the first half of the year, we sold a four-plus year Treasury to buy a longer duration Treasury security (2023 maturity) to increase the Fund’s exposure to the long end of the yield curve and lengthen its duration. Some of the proceeds were also used to buy 30-year 5.5% FNMA pass-throughs to maintain the allocation of MBS slightly above 40%.

The Fund used the cash from mortgage pay downs to purchase a 30-year 5.0% FNMA pass-through to maintain the allocation of MBS slightly above 40%. The Fund also sold an eight-year Treasury and bought a 10-year Federal Home Loan Bank (FHLB) bond. The FHLB bond yielded almost 1.5% more than the Treasury. This added both yield and duration to the portfolio.

Paul Stevenson, CFA—Portfolio Manager

Lesley Fox—Portfolio Manager

Tim Hokari—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the Fund. See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Intermediate-Term U.S. Government Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term U.S. Government Fund
Class A	(3.50)%	(4.56)%	4.73%	5.79%	0.02%	(1.08)%	5.49%	6.16%
Class B	(4.27)%	(5.63)%	4.69%	5.84%	(0.35)%	(1.83)%	4.85%	5.84%
Class C	(1.33)%	(2.78)%	4.85%	5.84%	(0.35)%	(1.83)%	4.85%	5.84%
Lehman Brothers Intermediate Government Index	N/A	N/A	N/A	N/A	(0.15)%	(0.48)%	6.25%	6.56%
Merrill Lynch U.S. Treasury/Agency Master Index	N/A	N/A	N/A	N/A	(0.18)%	(1.29)%	6.66%	7.13%
Lipper, Inc. (General U.S. Gov’t Funds)	N/A	N/A	N/A	N/A	(0.32)%	(1.45)%	5.68%	6.14%

* Not annualized

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	2.81%
Current Yield (30-day) Class B	2.17%
Current Yield (30-day) Class C	2.17%
Weighted Average Maturity	4.60 years

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—5.4%

Consumer Finance—5.4%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,032
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,564

TOTAL ASSET BACKED SECURITIES (cost $3,624)		3,596

COLLATERALIZED MORTGAGE OBLIGATIONS—8.3%

U.S. Government Agency Obligations—8.3%
2,500	Freddie Mac 3.50%, due 8/01/33	2,520
3,000	Freddie Mac 3.50%, due 9/15/10	3,017

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,603)		5,537

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—32.1%

Federal Home Loan Mortgage Corporation (FHLMC)—6.2%
97	5.50%, due 8/01/17	99
1,070	5.50%, due 9/01/17	1,096
297	6.00%, due 4/01/14	310
1,844	6.00%, due 9/01/32	1,887
382	6.50%, due 4/01/29	399
333	8.00%, due 9/01/25	365

Federal National Mortgage Association (FNMA)—19.0%
1,189	5.00%, due 5/01/34	1,150
3,781	5.00%, due 9/01/33	3,664
1,285	5.50%, due 11/01/33	1,283
2,863	5.50%, due 3/01/33	2,858
284	6.00%, due 4/01/32	291
308	6.00%, due 8/01/32	315
1,825	6.50%, due 10/01/28	1,905
105	7.00%, due 10/01/29	111
614	7.00%, due 4/01/29	650
150	7.00%, due 5/01/29	159
140	8.00%, due 7/01/27	154
140	9.00%, due 11/01/22	158

Government National Mortgage Association (GNMA)—6.9%
1,545	6.00%, due 11/20/31	1,585
262	6.50%, due 1/20/24	276

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—(continued)
$ 242	7.00%, due 1/15/30	$257
342	7.00%, due 4/15/28	364
284	7.00%, due 7/20/31	301
544	7.50%, due 10/15/27	587
419	8.00%, due 12/15/29	459
148	8.00%, due 3/20/30	162
529	8.25%, due 5/15/20	587

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $21,327)		21,432

U.S. GOVERNMENT & AGENCY OBLIGATIONS—52.6%

U.S. Government Agency Obligations—10.7%
2,000	Federal Farm Credit Bank (Designated Bond) 3.00%, due 4/15/08	1,940
1,400	Federal Home Loan Bank (Unsecured Bond) 5.25%, due 6/18/14	1,404
2,500	Freddie Mac (Unsecured Note) 2.125%, due 11/15/05	2,484
1,350	Freddie Mac (Unsecured Note) 4.375%, due 2/04/10	1,334

U.S. Treasury Notes—41.9%
1,750	1.125%, due 6/30/05	1,734
2,000	1.625%, due 4/30/05	1,994
3,100	10.00%, due 5/15/10	3,309
3,500	3.50%, due 11/15/06	3,545
3,000	4.00%, due 11/15/12	2,904
1,300	4.75%, due 11/15/08	1,358
1,750	5.50%, due 2/15/08	1,874
2,000	5.50%, due 8/15/28	2,026
3,300	5.75%, due 11/15/05	3,451
250	6.125%, due 8/15/29	275
800	6.25%, due 8/15/23	886
250	6.50%, due 11/15/26	286
1,300	6.50%, due 2/15/10	1,465
500	8.75%, due 5/15/20	691
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,153

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $35,732)		35,113

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—1.3%

Investment Companies
$ 887	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$887

TOTAL CASH EQUIVALENTS (cost $887)		887

TOTAL INVESTMENTS (cost $67,173)—99.7%		$66,565

Other Assets, less Liabilities		177

NET ASSETS		$66,742

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Intermediate-Term Bond Fund underperformed its benchmark index, the Lehman Aggregate Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

While interest rates declined in the first quarter, they rose sharply during the second. The Fund benefited its relatively short duration and 10.5% underweight holdings in Treasury securities, which underperformed the most of any sector. However, the fund was hurt by its 6.4% underweight in mortgage securities, the best-performing sector of the second quarter.

The Federal Reserve increased the Fed Funds rate to 1.25% from 1.00% on June 30; the first rate change in a year. We believe that the Fed will continue to raise rates through year-end and into 2005, most likely in 25 basis points steps. The Fed appears to be focused on inflation and employment so we expect the bond market will be very sensitive to both data releases. Any unanticipated strength or weakness in either could cause yields to gyrate in either direction although we believe the overall trend should be up. In this scenario the Fund, with its shorter duration versus the peer group, should perform well.

What changes did you make to the Fund and why?

Early in the year we restructured the maturity profile of our Treasury exposure, laddering holdings across the entire yield curve and selecting specific positions with the highest yield per unit of duration risk. We also increased our exposure to callable agency securities to increase the portfolio’s yield; this helped cushion the blow from the second quarter’s rise in rates.

Second quarter activity was aimed at maintaining our slightly short duration and maintaining the mortgage-backed securities (MBS) allocation. The Fund used the cash from mortgage paydowns to purchase mortgage pass-through to maintain the allocation of MBS helping to maintain the portfolio’s yield. The Fund reduced its exposure in the corporate bond sector modestly, swapping a 30-year corporate bond for a similar maturity Treasury bond. The Fund also tendered some 10-year corporate bonds and invested the proceeds in similar maturity Corporates.

Lesley Fox—Portfolio Manager

Nancy McFadden, CFA—Portfolio Manager

Tim Hokari—Portfolio Manager

Gregory Card, CFA—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Intermediate-Term Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term Bond Fund
Class A	(3.48)%	(3.66)%	4.86%	5.24%	0.04%	(0.11)%	5.60%	5.61%
Class B	(4.38)%	(4.83)%	4.62%	5.09%	(0.45)%	(0.98)%	4.79%	5.09%
Class C	(1.32)%	(2.01)%	4.78%	4.95%	(0.34)%	(1.05)%	4.78%	4.95%
Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	N/A	0.15%	0.32%	6.95%	7.39%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	N/A	N/A	N/A	N/A	(0.08)%	0.18%	6.16%	6.61%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	3.31%
Current Yield (30-day) Class B	2.67%
Current Yield (30-day) Class C	2.68%
Weighted Average Maturity	5.50 years

BONDS BY TYPE	Percent of Net Assets
Asset Backed Securities	1.4%
Corporate Bonds	32.5
Collateralized Mortgage Obligations	4.0
U.S. Government & Agency Obligations	25.6
U.S. Government Agency—Mortgage Backed Securities	28.3
Municipal Bonds	1.1
Cash & Other	7.1

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—1.4%

Consumer Finance—1.4%
$ 47		Americredit Automobile Receivables Trust 1.39%, due 12/12/07	$48
90		MBNA Credit Card Master Note Trust 1.25%, due 12/15/08	90

TOTAL ASSET BACKED SECURITIES (cost $138)			138

CORPORATE BONDS—32.5%

Aerospace & Defense—1.4%
120		Honeywell International, Inc. 7.50%, due 3/01/10	137

Agricultural Products—0.6%
55		Unilever Capital Corp. 7.125%, due 11/01/10	62

Apparel Retail—0.3%
25		Nordstrom, Inc. 5.625%, due 1/15/09	26

Automobile Manufacturers—1.4%
130		Ford Motor Co. 7.25%, due 10/01/08	138

Brewers—0.6%
55	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19/03) (cost $56,385)	55

Broadcasting & Cable TV—1.3%
135		Comcast Corp. 5.30%, due 1/15/14	130

Computer Hardware—0.9%
85		International Business Machines Corp. 1.535%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.7%
165		John Deere Capital Corp. 2.16%, due 9/17/04	165

Diversified Banks—3.3%
50		HSBC Bank USA 4.625%, due 4/01/14	47
145		International Bank for Reconstruction & Development 4.375%, due 9/28/06	149
45		U.S. Bancorp 3.125%, due 3/15/08	44

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Banks—(continued)
$ 80		Wachovia Corp. 5.00%, due 8/15/15	$76
Electric Utilities—1.6%
25		Dominion Resources, Inc. 6.25%, due 6/30/12	26
65		PSEG Power LLC 6.95%, due 6/01/12	71
55		Southern California Edison Co. 8.00%, due 2/15/07	61

Fertilizers & Agricultural Chemicals—0.4%
45		Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	43

Forest Products—0.2%
17		Weyerhaeuser Co. 5.50%, due 3/15/05	17

Housewares & Specialties—0.6%
55		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	55

Integrated Oil & Gas—1.2%
75		Pemex Project Funding Master Trust 9.125%, due 10/13/10	86
25		USX Corp. 6.85%, due 3/01/08	27

Integrated Telecommunications Services—1.7%
40		Verizon Global Funding Corp. 7.375%, due 9/01/12	45
110		Verizon Wireless Capital LLC 5.375%, due 12/15/06	115

Investment Banking & Brokerage—1.4%
50		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	50
40		J.P. Morgan Chase & Co., Inc. 4.50%, due 11/15/10	39
40		Morgan Stanley 6.60%, due 4/01/12	43

Life & Health Insurance—1.9%
85	#	Jackson National Life Global Funding, LLC (144A) 1.5975%, due 3/11/05 (acquired 9/05/02) (cost $ 85,000)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	94

Movies & Entertainment—0.5%
45		Time Warner, Inc. 6.75%, due 4/15/11	49

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Multi-Utilities & Unregulated Power—1.1%
$100	Avista Corp. 7.75%, due 1/01/07	$108

Oil & Gas Refining, Marketing & Transportation—0.7%
65	Kinder Morgan Energy Partners, L.P. 6.75%, due 3/15/11	70

Other Diversified Financial Services—3.6%
80	American Express Co. 4.875%, due 7/15/13	78
40	Citigroup, Inc. 7.25%, due 10/01/10	45
120	General Electric Capital Corp. 5.45%, due 1/15/13	122
40	Household Finance Corp. 7.875%, due 3/01/07	44
55	Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	53

Regional Banks—0.5%
55	KeyCorp 2.75%, due 2/27/07	54

Soft Drinks—0.6%
55	Bottling Group, LLC 5.00%, due 11/15/13	54

Specialized Finance—2.7%
150	General Motors Acceptance Corp. 6.125%, due 9/15/06	156
90	National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	102

Thrifts & Mortgage Finance—1.8%
105	Countrywide Home Loans, Inc. 3.50%, due 12/19/05	106
65	Washington Mutual Bank Corp. 5.50%, due 1/15/13	65

Wireless Telecommunication Services—0.5%
55	Vodafone Group, plc (ADR) 5.00%, due 12/16/13	53

TOTAL CORPORATE BONDS (cost $3,086)		3,130

COLLATERALIZED MORTGAGE OBLIGATIONS—4.0%

Commercial—0.5%
42	Asset Securitization Corp. 7.32%, due 1/13/30	42

Residential—1.4%
140	Washington Mutual, Inc. 4.10%, due 10/25/33	137

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Government Agency Obligations—2.1%
$195	Freddie Mac 6.00%, due 4/15/32	$202

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $389)		381

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—28.3%

Federal Home Loan Mortgage Corporation (FHLMC)—1.0%
94	6.50%, due 1/01/29	98

Federal National Mortgage Association (FNMA)—26.3%
260	4.816%, due 12/01/12	259
346	5.00%, due 12/01/17	347
226	5.00%, due 3/01/33	219
173	5.00%, due 5/01/34	168
326	5.50%, due 2/01/18	335
125	5.50%, due 7/01/23	127
311	5.50%, due 9/01/17	319
13	6.00%, due 1/01/29	13
169	6.00%, due 3/01/33	173
107	6.00%, due 8/01/32	109
25	6.00%, due 9/01/29	25
21	6.50%, due 1/01/15	22
115	6.50%, due 7/01/29	120
29	7.00%, due 3/01/12	30
9	8.00%, due 1/01/31	10
8	8.00%, due 10/01/30	8
23	8.00%, due 2/01/29	26
19	8.00%, due 2/01/30	21
6	8.00%, due 2/01/30	6
118	8.00%, due 3/01/31	129
15	8.00%, due 4/01/08	16
19	8.00%, due 4/01/20	21
9	8.00%, due 4/01/30	10
5	8.00%, due 5/01/31	6
5	8.00%, due 7/01/30	6

Government National Mortgage Association (GNMA)—1.0%
7	6.00%, due 4/15/14	7
30	6.00%, due 8/15/13	32
25	7.00%, due 4/15/28	26
19	7.00%, due 8/15/28	20
13	7.75%, due 11/15/29	14

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $2,708)		2,722

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. GOVERNMENT & AGENCY OBLIGATIONS—25.6%

U.S. Government Agency Obligations—12.6%
$140	Fannie Mae (Unsecured Note) 5.24%, due 8/07/18	$135
265	Fannie Mae 2.87724%, due 2/17/09	264
130	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	128
65	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	60
55	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	51
60	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	59
165	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	151
170	Freddie Mac (Unsecured Note) 4.00%, due 12/30/13	155
220	Freddie Mac (Unsecured Note) 5.20%, due 3/05/19	207

U.S. Treasury Notes—13.0%
35	1.50%, due 7/31/05	35
135	3.125%, due 10/15/08	132
100	4.00%, due 2/15/14	95
35	4.25%, due 8/15/13	34
120	5.50%, due 8/15/28	122
105	6.00%, due 8/15/09	115
135	7.00%, due 7/15/06	146
135	7.125%, due 2/15/23	164
340	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	408

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,518)		2,461

MUNICIPAL BONDS—1.1%

Electric Utilities—1.1%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	107

TOTAL MUNICIPAL BONDS (cost $105)		107

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—7.0%

Investment Companies
$479	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$479
140	American AAdvantage Money Market Select Fund	140
54	State Street Navigator Securities Lending Prime Portfolio **	54

TOTAL CASH EQUIVALENTS (cost $673)		673

TOTAL INVESTMENTS (Cost $9,617)—99.9%		$9,612

Other Assets, less Liabilities		7

NET ASSETS		$9,619

**	Represents invested collateral received related to $53,233 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $141,385 and the total value is $140,000 or 1.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of June 30, 2004

How did the Fund perform?

Excluding the applicable sales charges, the Safeco California Tax-Free Income Fund outperformed its benchmark index, the Lehman Brothers Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After a first quarter market rally, then sell-off, the first half ended with long-term bond yields rising about 50 basis points during the second quarter. The impetus for this change was more news demonstrating a stronger economy and an increasing threat of renewed inflation, which in turn could inspire the Federal Reserve to increase short-term yields at a faster pace than expected. With a longer average maturity than most of its peers, the Fund performed relatively poorly as bond prices declined sharply.

What changes did you make to the Fund and why?

Transactions for the period included two small sales of Los Angeles DWAP 4.25 ’34 to retail customers at aggressive prices, and a tax swap. We sold San Jose Airport 5 ’32 and bought Orange County Sanitary District 5 ’33 in order to realize a small loss, which can be used to offset gains for tax purposes.

Stephen Bauer—Portfolio Manager

Mary Metastasio—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco California Tax-Free Income Fund
Class A	(5.48)%	(5.01)%	4.30%	5.86%	(1.01)%	(0.53)%	5.27%	6.35%
Class B	(6.15)%	(5.95)%	4.16%	5.87%	(1.31)%	(1.20)%	4.50%	5.87%
Class C	(2.35)%	(2.22)%	4.48%	5.73%	(1.38)%	(1.27)%	4.48%	5.73%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	N/A	(1.26)%	0.53%	6.04%	7.08%
Lipper, Inc. (California Municipal Bond Funds)	N/A	N/A	N/A	N/A	(0.96)%	0.23%	4.74%	5.71%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund's benchmark index.

Current Yield (30-day) Class A	4.09%
Current Yield (30-day) Class B	3.52%
Current Yield (30-day) Class C	3.53%
Weighted Average Maturity	24.76 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets
Hospital	18.6%
Lease Rental	10.2
University Revenue	9.8
Utilities (Water)	9.1
Utilities (Sewer)	8.1

TOP FIVE HOLDINGS	Percent of Net Assets
Alameda Corridor Transportation Authority Revenue	5.8%
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.8
Duarte California Certificates of Participation (City of Hope Medical Center)	5.6
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.2
State of California General Obligation Bonds	5.0

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS *—93.4%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$4,774
2,000	California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	1,873
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,773
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,082
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,067
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,049
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,485
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,396
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	3,995
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	20
1,000	Contra Costa Water District Water Revenue 4.50%, due 10/01/27 [FSA]	911
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,648
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	1,974
2,000	Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	1,976
2,000	Los Angeles California Wastewater System Revenue 5.00%, due 6/01/29 [FGIC]	1,972

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	$1,317
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	2,927
1,700		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	1,474
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,496
2,315		Orange County Sanitation District Certificates of Participation 5.00%, due 2/01/33 [FGIC]	2,254
1,180		Pomona Unified School District General Obligation 6.55%, due 8/01/29 [MBIA]	1,407
1,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	973
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,361
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,509
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,267
3,000		San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	2,921
1,335		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338
2,000		Southern California Public Power Authority Power Project Revenue (Magnolia Power Project) 5.00%, due 7/01/33 [AMBAC]	1,947
4,500		State of California General Obligation Bonds 4.75%, due 4/01/29	4,143
3,000		University of California Revenue 5.00%, due 5/15/36 [AMBAC]	2,935

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	$1,727

TOTAL MUNICIPAL BONDS (cost $73,961)		76,991

CASH EQUIVALENTS—5.5%
375	Provident Bankshares Corp.	375
4,104	SEI Tax-Exempt Institutional Tax-Free Portfolio	4,104

TOTAL CASH EQUIVALENTS (cost $4,479)		4,479

TOTAL INVESTMENTS ($78,440)—98.9%		$81,470

Other Assets, less Liabilities		932

NET ASSETS		$82,402

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	16.4%
Financial Guaranty Insurance Corp. [FGIC]	8.0
AMBAC Indemnity Corp. [AMBAC]	13.1
Financial Security Assurance, Inc. [FSA]	1.1

38.6%

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Municipal Bond Fund

As of June 30, 2004

How did the Fund perform?

Excluding the applicable sales charges, the Safeco Municipal Bond Fund outperformed its benchmark Index, the Lehman Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After a typical first quarter, long-term bond yields rose about 50 basis points during the second quarter. This was due to more news demonstrating a stronger economy and an increasing threat of renewed inflation, both of which could inspire the Federal Reserve to increase short-term yields at a faster pace than expected.

With a longer average maturity than most of its peers, the Fund performed relatively poorly during the first half, as bond prices declined sharply.

What changes did you make to the Fund and why?

Three new issues were purchased during the first half of 2004. All were rated A by Standard & Poor’s, and offered significant additional yield to the benchmark AAA scale. In the first quarter, we purchased $4 million of Dorchester County School District 5.25 12/1/29 to yield 4.90%. These A-rated bonds provided 55 basis points more yield than AAA bonds, a very attractive spread.

In the second quarter, Empire State Development Authority 5.125 7/1/21 came to market at a yield of 4.70%, 49 basis points more than AAA bonds. Puerto Rico Highway 5.125% 7/1/43 bonds were offered at a yield of 5.20%, which was an additional 42 basis points over AAA-rated bonds.

We also swapped out of several bonds priced near par into deeper discounts. This move afforded a greater total return in the event of a market turnaround without adding significant downside potential.

Stephen Bauer—Portfolio Manager

Mary Metastasio—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Municipal Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Municipal Bond Fund
Class A	(5.39)%	(4.36)%	4.61%	5.82%	(0.94)%	0.13%	5.58%	6.31%
Class B	(6.20)%	(5.37)%	4.43%	5.86%	(1.38)%	(0.64)%	4.76%	5.86%
Class C	(2.42)%	(1.70)%	4.74%	5.70%	(1.46)%	(0.76)%	4.74%	5.70%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	N/A	(1.26)%	0.53%	6.04%	7.08%
Lipper, Inc. (General Municipal Bond Funds)	N/A	N/A	N/A	N/A	(0.99)%	0.32%	4.64%	5.40%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	3.90%
Current Yield (30-day) Class B	3.28%
Current Yield (30-day) Class C	3.15%
Weighted Average Maturity	22.59 years

TOP FIVE HOLDINGS	Percent of Net Assets
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Massachusetts State Housing Finance Agency (Series B)	3.7
Indiana State Development Finance Authority Environmental Revenue	3.7
Los Angeles California Unified School District	2.7
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue	2.7

TOP FIVE STATES	Percent of Net Assets
California	20.4%
Texas	7.3
Illinois	6.9
Massachusetts	5.6
Washington	5.6

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS *—95.6%

Alabama—1.0%
$ 1,590		Alabama State University Revenue (General Tuition & Fee) 5.25%, due 3/01/28	$1,612
3,855	†	Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC] (Prerefunded 8/01/12 @ 100)	4,132

Alaska—0.9%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	4,821

Arizona—2.2%
7,000		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	6,914
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,017

California—20.4%
4,000		California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	3,747
8,000		California Infrastructure & Economic Development Bank Revenue (Bay Area Toll Bridge) 5.00%, due 7/01/36 [AMBAC]	7,803
15,020		Golden State Tobacco Securitization Corp. Tabacco Settlement Revenue 5.50%, due 6/01/43	14,740
15,000		Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	14,818
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,851
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	12,819
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facitlities Project 4.75%, due 11/15/19 [MBIA]	7,023
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	21,333

PRINCIPAL AMOUNT (000’s)			Value (000’s)

California—(continued)
$ 3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	$3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	4,907
7,500		State of California General Obligation Bonds 5.00%, due 2/01/32	7,166
5,000		University of California Revenue 5.00%, due 5/15/28 [AMBAC]	4,938
6,000		University of California Revenue 5.00%, due 5/15/33 [AMBAC]	5,884

Colorado—3.2%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	13,743
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	3,992

Florida—3.3%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	7,886
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,796
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,500

Illinois—6.9%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,220
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,023
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,148
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,015
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,311

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Indiana—5.3%
$20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	$20,182
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,642
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,438

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	256

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,066

Maryland—1.7%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,413
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,771
4,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,453

Massachusetts—5.6%
5,250		Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	4,801
5,740		Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	5,930
20,000		Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,207

Michigan—2.1%
4,250		Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,335

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Michigan—(continued)
$5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	$4,942
1,000	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/28	1,013
1,210	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/33	1,219

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,127

Mississippi—1.0%
5,500	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	5,258

Missouri—0.7%
3,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	2,810
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,008

Montana—0.5%
2,785	Forsyth Montana Pollution Control Revenue (Puget Sound Engery) 5.00%, due 3/01/31 [AMBAC]	2,737

New Jersey—0.6%
3,735	New Jersey Economic Development Authority Revenue 4.375%, due 9/01/29 [AMBAC]	3,278

New Mexico—0.4%
2,055	Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,055

New York—5.3%
900	Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	916
3,820	Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,056

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New York—(continued)
$5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	$5,908
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,448
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,706
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,527
1,000		New York State Urban Development Corp. 5.125%, due 7/01/21	1,007
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	5,362

North Carolina—2.3%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	12,765

North Dakota—0.6%
3,000		Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,206

Oklahoma—1.2%
5,590		McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,397

Pennsylvania—1.8%
5,000		Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,183
5,000		Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	4,756

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Puerto Rico—1.8%
$5,000		Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue 5.125%, due 7/01/43	$4,866
5,000		Puerto Rico Electric Power Authority Power Revenue 5.125%, due 7/01/29	4,942

South Carolina—4.9%
4,000		Dorchester County School District No. 2 Installment Purchase Revenue 5.25%, due 12/01/29	3,859
15,000		Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,235
7,500	†	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21 (Prerefunded 12/15/10 @ 102)	9,103

Tennessee—1.3%
7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,063

Texas—7.3%
3,000		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	2,597
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	12,897
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	2,947
13,300		Hurst-Euless-Bedford Texas Independed School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	12,162
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	11
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	4,810
5,000		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,835

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Virginia—3.2%
$2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	$2,390
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	6,763
3,085		Virginia Public School Authority Revenue 4.75%, due 8/01/26	2,963
2,235		Virginia Public School Authority Revenue 4.75%, due 8/01/27	2,135
3,500		Virginia Public School Authority Revenue 5.00%, due 8/01/20	3,608

Washington—5.6%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	702
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	5,979
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,629
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,596
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,263
3,089		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,344
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	5,757
7,750		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	7,233

PRINCIPAL AMOUNT (000’s)			Value (000’s)

West Virginia—3.2%
$2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	$3,155
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	14,363

TOTAL MUNICIPAL BONDS (cost $490,106)			525,716

CASH EQUIVALENTS—3.3%
18,286		AIM Short-Term Investments Co. Tax-Free Cash Reserve Portfolio (Institutional Shares)	18,286

TOTAL CASH EQUIVALENTS (cost $18,286)			18,286

TOTAL INVESTMENTS (cost $508,392)—98.9%			$544,002

Other Assets, less Liabilities			5,962

NET ASSETS			$549,964

†	Prerefunded bonds are collateralized by securites (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	6.2%
Financial Guaranty Insurance Corp. [FGIC]	9.3
Financial Security Assurance, Inc. [FSA]	3.8
Municipal Bond Investors Assurance Corp. [MBIA]	15.4
Texas Permanent School Fund [PSF]	3.6

38.3%

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

How did the Fund perform?

The Safeco Intermediate-Term Municipal Bond Fund underperformed its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund’s performance?

After gaining fairly steadily since last summer, bond prices moved down during most of the first quarter, recovering somewhat in late May and June. We underperformed during the period. The steep decline (approximately 100 basis point in a two-month period beginning in March and ending in May) hurt us, and the period of increased stability at the end of the quarter was not long enough for us to recover from the hit.

What changes did you make to the Fund and why?

We did not make any changes in the basic structure of the fund. We did just one trade during each quarter. During the first quarter, we added to our position in Chicago, IL Tax Increment 5%. During the second quarter, we purchased Columbus, Ohio, general obligation bonds. These are very high credit-quality bonds from a state where a significant premium is usually paid by investors in order to gain the state tax exemption. The bonds, however, were sold at close to general market values. We believe that at some point in the future, the spread will widen out and their value will increase relative to other bonds.

Mary Metastasio—Portfolio Manager

Stephen Bauer—Portfolio Manager

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year
Safeco Intermediate-Term Municipal Bond Fund
Class A	(4.53)%	(3.82)%	4.13%	4.84%	(1.11)%	(0.33)%	4.88%	5.22%
Class B	(5.36)%	(5.00)%	4.50%	5.11%	(1.48)%	(1.19)%	4.66%	5.11%
Class C	(2.45)%	(2.14)%	4.66%	5.11%	(1.48)%	(1.18)%	4.66%	5.11%
Lehman Brothers 7-Year Municipal Bond Index	N/A	N/A	N/A	N/A	(1.03)%	0.50%	5.88%	6.04%
Lipper, Inc. (Intermediate Municipal Bond Funds)	N/A	N/A	N/A	N/A	(1.00)%	0.02%	4.93%	5.29%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	2.87%
Current Yield (30-day) Class B	2.25%
Current Yield (30-day) Class C	2.22%
Weighted Average Maturity	6.81 years

TOP FIVE HOLDINGS	Percent of Net Assets
New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.7
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4

TOP FIVE STATES	Percent of Net Assets
Washington	11.9%
Illinois	11.3
New York	10.9
Texas	10.1
South Carolina	6.4

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS *—99.1%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$546

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	627

California—5.3%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	319
260	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	282
250		State of California General Obligation Bonds 5.00%, due 11/01/13	266

Florida—3.3%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	534

Illinois—11.3%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	551
595		Chicago Tax Increment Jr Lien South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	614
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	509
180		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	185

Kentucky—3.2%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	529

Maine—2.0%
300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	323

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Massachusetts—2.7%
$400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	$435

Michigan—6.0%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	555
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	427

Montana—3.1%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	511

New York—10.9%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	550
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	710
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	529

North Carolina—3.2%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	531

Ohio—6.0%
400		Columbus Ohio City School District School Facilities Construction & Improvement 5.00%, due 12/01/14 [FSA]	431
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	557

Oklahoma—0.4%
65	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	67

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	538

South Carolina—6.4%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	545

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

South Carolina—(continued)
$500	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 6.00%, due 8/01/13	$511

Texas—10.1%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	269
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	532
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	319
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	538

Washington—11.9%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	372
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	539
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	504
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	546

Wyoming—2.9%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	476

TOTAL MUNICIPAL BONDS (cost $15,734)		16,277

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—2.7%
$441	AIM Short-Term Investments Co. Tax-Free Cash Reserve Portfolio (Institutional Shares)	$441

TOTAL CASH EQUIVALENTS (cost $441)		441

TOTAL INVESTMENTS (cost $16,175)—101.8%		$16,718

Other Assets, less Liabilities		(292)

NET ASSETS		$16,426

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of net assets they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	7.5%
Financial Security Assurance, Inc. [FSA]	22.9
American Capital Access Corp. [ACA]	3.8
AMBAC Indemnity Corp. [AMBAC]	3.3
Texas Permanent School Fund [PSF]	5.2

42.7%

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Money Market Fund

As of June 30, 2004

How did the Fund Perform?

The Fund had returns for the six-month period ending June 30, 2004 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 3.2% year-over-year increase in the Consumer Price Index (CPI) as of the end of June 2004.

What factors impacted the Fund’s performance?

After a full year of the Federal Funds target rate of 1.00%, the Federal Reserve’s Open Market Committee (FOMC) finally raised the rate to 1.25% on June 30. The Fed Funds futures market anticipates a 0.25% rise in the rate at each of the four remaining FOMC meetings in 2004 and even higher rates in 2005.

The main reason the Fund outperformed the Lipper benchmark was the large holdings (33%) of 7-day reset floating rate notes that reset off of the 1-month London inter-bank offer rate (LIBOR). LIBOR-based securities currently offer higher rates than other available money market securities, and the frequent rate reset of the notes captures higher rates more quickly in a rapidly rising rate environment. Also contributing to the superior returns were the Fund’s holdings of longer-term corporate bonds purchased at relatively high yields on a steep money market yield curve.

What changes did you make to the Fund and why?

We increased the allocation of floating rate notes. This has become our asset class of choice because the spread is much higher than commercial paper. We continued to reduce our holdings of Commercial paper (to 31% of Fund) relative to our peers (49% according to iMoneyNet). Commercial paper remains one of the lowest-yielding assets in the prime money markets.

After rates had risen significantly, we made a purchase of a Federal Home Loan Bank (FHLB) thirteen-month maturity bond which is callable every three months and some purchases of one-year bank and broker paper.

Lesley Fox—Portfolio Manager

Cathleen Beauchamp, CFA—Portfolio Manager/Taxable Fixed Income Analyst

As of August 2, 2004, Pioneer Investment Management, Inc. replaced Safeco Asset Management Company as the investment advisor to the fund. See Note 9 of Notes to the Financial Statements.

Performance Overview & Highlights

Safeco Money Market Fund

(Unaudited)

Average Annual Total Return for the periods ended June 30, 2004	Six Month*	1 Year	5 Year	10 Year
Safeco Money Market Fund
Class A	0.21%	0.42%	2.82%	3.82%
Class B	0.21%	0.42%	2.83%	3.81%
Class C	0.21%	0.42%	2.82%	3.80%
Lipper, Inc. (Money Market Funds)	0.17%	0.35%	2.63%	3.81%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Weighted Average Maturity	56 Days	7 Day Yield Classes A, B and C	0.57%

Portfolio of Investments

As of June 30, 2004

PRINCIPAL AMOUNT (000’s)		Value (000’s)

COMMERCIAL PAPER—30.7%

Asset Backed—3.5%
$10,000	Apreco, Inc. 1.16%, due 7/19/04	$9,994

Consumer Finance—9.2%
1,600	Cooperative Association of Tractor Dealers, Inc. 1.07%, due 8/27/04	1,597
1,000	Cooperative Association of Tractor Dealers, Inc. 1.10%, due 9/22/04	998
1,000	Cooperative Association of Tractor Dealers, Inc. 1.15%, due 8/10/04	999
1,200	Cooperative Association of Tractor Dealers, Inc. 1.25%, due 10/22/04	1,195
2,000	Cooperative Association of Tractor Dealers, Inc. 1.30%, due 7/26/04	1,998
3,000	Cooperative Association of Tractor Dealers, Inc. 1.32%, due 10/27/04	2,987
4,600	Cooperative Association of Tractor Dealers, Inc. 1.50%, due 11/03/04	4,576
12,000	Moat Fundings, LLC 1.06%, due 7/01/04	12,000

Diversified Banks—3.7%
10,500	Dexia Delaware, LLC 1.06%, due 7/07/04	10,498

Investment Banking & Brokerage—3.0%
8,500	UBS Finance Delaware, LLC 1.42%, due 7/01/04	8,500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Other Diversified Financial Services—8.5%
$14,400	Household Finance Corp. 1.09%, due 7/08/04	$14,397
10,000	Receivables Capital Corp. 1.08%, due 7/09/04	9,998

Specialized Finance—2.8%
8,000	National Rural Utilities Cooperative Finance Corp. 1.30%, due 7/14/04	7,996

TOTAL COMMERCIAL PAPER (cost $87,733)		87,733

CORPORATE BONDS—40.7%

Asset Management & Custody Banks—0.7%
2,000	Mellon Funding Corp. 7.50%, due 6/15/05	2,100

Brewers—1.0%
2,970	New Belgium Brewery Co. 1.30%, due 7/01/15 Put Date 7/01/04	2,970

Diversified Banks—4.5%
2,360	Banc One Corp. 7.00%, due 7/15/05	2,467
3,500	Banc One Corp. 7.25%, due 8/15/04	3,525
1,430	Chase Manhattan Corp. 6.75%, due 12/01/04	1,461
1,680	Nationsbank Corp. 6.125%, due 7/15/04	1,684
3,150	Nationsbank Corp. 6.875%, due 2/15/05	3,255
550	Nationsbank Corp. 7.75%, due 8/15/04	555

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Electric Utilities—0.9%
$ 750		National Rural Utilities Cooperative Finance Corp. 5.50%, due 1/15/05	$765
1,900		National Rural Utilities Cooperative Finance Corp. 6.375%, due 10/15/04	1,925

General Merchandise Stores—0.7%
2,100		Racetrac Capital, LLC 1.36%, due 4/01/18 Put Date 7/07/04	2,100

Health Care Facilities—2.9%
8,200		ACTS Retirement-Life Communities, Inc. 1.13%, due 11/15/29 Put Date 7/01/04	8,200

Hotels, Resorts & Cruise Lines—0.9%
2,485		Smuggler's Notch Management Co. 1.35%, due 9/01/15 Put Date 7/01/04	2,485

Investment Banking & Brokerage—5.9%
5,200		J.P. Morgan & Co., Inc. 7.625%, due 9/15/04	5,268
3,000		Lehman Brothers Holdings, Inc. 7.75%, due 1/15/05	3,095
7,000		Merrill Lynch & Co., Inc. 1.13125%, due 2/04/05	7,000
1,503		Merrill Lynch & Co., Inc. 6.00%, due 11/15/04	1,529

Other Diversified Financial Services—6.7%
17,000	#	CC USA, Inc. (144A) 1.335%, due 8/13/04 (acquired 1/02/04) (cost $17,001,201)	17,001
1,100		Commercial Credit Co. 6.50%, due 8/01/04	1,105
1,000		General Electric Capital Corp. 1.37%, due 10/25/04	1,000

Real Estate Management & Development—4.7%
7,940		Loft Quest, LLC 1.39%, due 6/01/27 Put Date 7/01/04	7,940
5,500		SF Tarns, LLC 1.39%, due 1/01/28 Put date 7/01/04	5,500

Regional Banks—1.3%
3,765		PNC Funding Corp. 7.00%, due 9/01/04	3,800

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Thrifts & Mortgage Finance—10.5%
$15,400	Abbey National, plc 8.20%, due 10/15/04	$15,698
14,000	Countrywide Home Loans, Inc. 6.84%, due 10/22/04	14,235

TOTAL CORPORATE BONDS (cost $116,663)		116,663

MUNICIPAL BONDS—17.7%

Diversified Commercial Services—0.7%
2,000	Wake Forest University 1.29%, due 7/01/17 Put Date 7/01/04	2,000

Health Care Distributors—2.9%
8,340	New Hampshire Business Finance Authority Revenue 1.30%, due 6/01/28 Put Date 7/01/04	8,340

Homebuilding—3.2%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.35%, due 5/01/39 Put Date 7/01/04	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.35%, due 5/01/39 Put Date 7/01/04	2,000
6,233	Summer Station Apartments, LLC 1.41%, due 6/01/19 Put Date 7/07/04	6,233

Hotels, Resorts & Cruise Lines—1.4%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.35%, due 7/01/35 Put Date 7/01/04	3,885

Industrial Development—0.7%
2,000	Platte County Industrial Development Authority 1.39%, due 2/01/14 Put Date 7/01/04	2,000

Managed Health Care—8.3%
7,105	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.25%, due 7/01/29 Put Date 7/01/04	7,105

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2004

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—(continued)
$6,020	Maryland Health and Higher Education Facilities Authority Revenue 1.25% due 1/01/28 Put Date 7/01/04	$6,020
5,000	Presbyterian Homes and Service 1.15%, due 12/01/28 Put Date 7/01/04	5,000
5,600	Village Green Finance Co. 1.36%, due 11/01/22 Put Date 7/07/04	5,600

Miscellaneous—0.5%
1,500	American National Fish and Wildlife Museum District Museum Revenue 1.42%, due 3/01/33 Put Date 7/01/04	1,500

TOTAL MUNICIPAL BONDS (cost $50,683)		50,683

COLLATERALIZED MORTGAGE OBLIGATIONS—5.2%

U.S. Government Agency Obligations—5.2%
14,988	Freddie Mac 1.32%, due 1/15/42	14,988

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $14,988)		14,988

U.S. GOVERNMENT & AGENCY OBLIGATIONS—5.3%

U.S. Government Agency Obligations—5.3%
15,000	Federal Home Loan Bank (Unsecured Bond) 1.70%, due 5/24/05	15,000

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $15,000)		15,000

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—0.0%

Investment Companies
$97	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$97

TOTAL CASH EQUIVALENTS (cost $97)		97

TOTAL INVESTMENTS (cost $285,164)—99.6%		$285,164

Other Assets, less Liabilities		1,216

NET ASSETS		$286,380

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/04. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost and value of such securities is $17,001,201 or 5.9% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Statements of Assets and Liabilities

As of June 30, 2004

(Unaudited)

	—(In Thousands, Except Per-Share Amounts)—	Safeco Growth Opportunities Fund	Safeco Core Equity Fund
	Assets
	Investments, at Cost	$524,324	$494,937

	Investments in Unaffiliated Issuers, at Value	$677,519	$697,372
	Investments in Affiliated Issuers, at Value	4,763	—

	Total Investments at Value	682,282	697,372
	Cash	1,812	—
	Receivable for Investment Securities Sold	614	—
	Receivable for Trust Shares Sold	41	1
	Dividends and Interest Receivable	312	649
	Receivable From Advisor	23	7
	Other Assets	2	—

	Total Assets	685,086	698,029
	Liabilities
	Payable for Investment Securities Purchased	—	—
	Payable for Trust Shares Redeemed	67	28
	Payable Upon Return of Securities Loaned	138,995	1,872
	Dividends Payable	—	886
	Investment Advisory Fees Payable	293	382
	Other Accrued Expenses	265	291

	Total Liabilities	139,620	3,459

	Net Assets	$545,466	$694,570

	Components of Net Assets
	Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$532,736	$526,235
	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	157,958	202,435
	Accumulated Undistributed Net Investment Income (Loss)	(1,189)	—
	Accumulated Realized Gain (Loss)	(144,039)	(34,100)

	Net Assets	$545,466	$694,570

Investor Class	Net Assets	$509,622	$668,097
	Trust Shares Outstanding	18,996	39,269
	Net Asset Value, Offering Price, and Redemption Price Per Share	$26.83	$17.01

Class A	Net Assets	$26,671	$17,431
	Trust Shares Outstanding	1,011	1,023
	Net Asset Value and Redemption Price Per Share	$26.39	$17.04

	Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$28.00	$18.08

Class B	Net Assets	$8,953	$8,846
	Trust Shares Outstanding	360	533
	Net Asset Value and Offering Price Per Share	$24.85	$16.58

Class C	Net Assets	$220	$196
	Trust Shares Outstanding	9	12
	Net Asset Value and Offering Price Per Share	$24.85	$16.60

Institutional Class	Net Assets	—	—
	Trust Shares Outstanding
	Net Asset Value and Offering Price Per Share

SEE NOTES TO FINANCIAL STATEMENTS

Safeco Large-Cap Value Fund	Safeco Multi-Cap Core Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small-Cap Value Fund	Safeco Large-Cap Growth Fund

$123,334	$72,335	$27,057	$17,622	$75,857	$5,946

$155,360	$97,818	$36,206	$19,570	$95,687	$6,595
—	—	—	—	—	—

155,360	97,818	36,206	19,570	95,687	6,595
—	—	1,182	—	—	—
—	—	23	—	—	—
—	18	1	—	349	—
236	44	86	81	86	3
1	11	20	7	8	8
—	—	37	—	1	—

155,597	97,891	37,555	19,658	96,131	6,606

—	—	23	—	539	—
134	7	91	—	31	—
2,071	7,790	—	69	18,644	—
487	—	—	99	—	—
88	51	30	11	44	4
68	50	44	20	44	20

2,848	7,898	188	199	19,302	24

$152,749	$89,993	$37,367	$19,459	$76,829	$6,582

$119,547	$70,185	$36,134	$18,315	$61,340	$6,841
32,026	25,483	9,153	1,948	19,830	649
—	(56)	342	(10)	123	(44)
1,176	(5,619)	(8,262)	(794)	(4,464)	(864)

$152,749	$89,993	$37,367	$19,459	$76,829	$6,582

$149,892	$79,493	$26,265	$15,944	$70,752	$3,483
7,787	3,649	2,413	1,348	3,492	372
$19.25	$21.78	$10.89	$11.83	$20.26	$9.36

$1,591	$6,833	$1,385	$1,784	$4,515	$1,197
82	321	128	150	227	129
$19.37	$21.29	$10.78	$11.88	$19.93	$9.32

$20.55	$22.59	$11.44	$12.60	$21.15	$9.89

$1,125	$3,553	$665	$1,622	$1,421	$972
58	176	63	137	75	106
$19.37	$20.12	$10.51	$11.84	$18.97	$9.13

$141	$114	$103	$109	$141	$930
7	6	10	9	7	102
$19.45	$20.13	$10.52	$11.84	$19.04	$9.13

—	—	$8,949	—	—	—
		814
		$10.99

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of June 30, 2004

(Unaudited)

	—(In Thousands, Except Per-Share Amounts)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund
	Assets
	Investments, at Cost	$41,708	$67,173

	Investments, at Value	$43,110	$66,565
	Receivable for Investment Securities Sold	314	—
	Receivable for Trust Shares Sold	—	—
	Dividends and Interest Receivable	624	463
	Receivable From Advisor	15	16
	Other Assets	33	—

	Total Assets	44,096	67,044
	Liabilities
	Payable for Investment Securities Purchased	712	—
	Payable for Trust Shares Redeemed	25	20
	Payable Upon Return of Securities Loaned	5,247	—
	Dividends Payable	230	226
	Investment Advisory Fees Payable	18	30
	Other Accrued Expenses	22	26

	Total Liabilities	6,254	302

	Net Assets	$37,842	$66,742

	Components of Net Assets
	Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$62,352	$69,256
	Net Unrealized Appreciation on Investments	1,402	(608)
	Accumulated Undistributed Net Investment Income (Loss)	143	(477)
	Accumulated Realized Gain (Loss)	(26,055)	(1,429)

	Net Assets	$37,842	$66,742

Investor Class	Net Assets	$35,385	$59,198
	Trust Shares Outstanding	6,229	6,291
	Net Asset Value, Offering Price, and Redemption Price Per Share	$5.68	$9.41

Class A	Net Assets	$1,699	$5,109
	Trust Shares Outstanding	299	543
	Net Asset Value and Redemption Price Per Share	$5.68	$9.41

	Maximum Offering Price Per Share†	$5.95	$9.75

Class B	Net Assets	$505	$2,338
	Trust Shares Outstanding	89	248
	Net Asset Value and Offering Price Per Share	$5.68	$9.42

Class C	Net Assets	$253	$97
	Trust Shares Outstanding	44	10
	Net Asset Value and Offering Price Per Share	$5.69	$9.42

†	Including Sales Charges of 4.5% for High-Yield, California, and Municipal Bond Funds and 3.5% for intermediate-term bond funds.

SEE NOTES TO FINANCIAL STATEMENTS

Safeco Intermediate-Term Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund

$9,617	$78,440	$508,392	$16,175	$285,164

$9,612	$81,470	$544,002	$16,718	$285,164
—	—	—	—	—
—	—	74	—	—
91	1,296	8,311	191	1,561
12	9	—	7	2
—	—	6	—	—

9,715	82,775	552,393	16,916	286,727

—	—	—	429	—
—	—	—	—	—
54	—	—	—	—
30	307	2,119	52	142
4	34	213	7	117
8	32	97	2	88

96	373	2,429	490	347

$9,619	$82,402	$549,964	$16,426	$286,380

$9,853	$77,872	$507,654	$15,881	$286,380
(5)	3,030	35,610	543	—
—	583	3,132	—	—
(229)	917	3,568	2	—

$9,619	$82,402	$549,964	$16,426	$286,380

$7,362	$80,718	$539,750	$15,843	$279,574
880	6,577	38,814	1,467	279,574
$8.37	$12.27	$13.91	$10.80	$1.00

$1,460	$1,081	$7,343	$324	$5,488
175	88	527	30	5,488
$8.36	$12.28	$13.93	$10.80	$1.00

$8.66	$12.86	$14.59	$11.19	$1.00

$699	$505	$2,717	$152	$1,194
84	41	196	14	1,194
$8.35	$12.26	$13.89	$10.79	$1.00

$98	$98	$154	$107	$124
11	8	11	10	124
$8.35	$12.25	$13.89	$10.79	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six Month Period Ended June 30, 2004

(Unaudited)

—(In Thousands)—	Safeco Growth Opportunities Fund	Safeco Core Equity Fund
Investment Income
Dividends from Unaffiliated Issuers (Net of Foreign Taxes Withheld of $86 in the International Stock Fund)	$1,477	$5,498

Interest	30	58
Securities Lending and Other Income	160	6

Total Investment Income	1,667	5,562
Expenses
Investment Advisory	1,781	2,389
Fund Accounting and Administration	123	141
Transfer Agent—Investor Class	629	841
—Class A	132	35
—Class B	24	25
—Class C	—	—
—Institutional Class	—	—
Shareholder Servicing—Class A	28	21
—Class B	12	12
—Class C	—	—
Distribution—Class B	37	37
—Class C	1	1
Legal and Auditing	28	35
Custodian	23	24
Registration	23	26
Reports to Shareholders	106	122
Trustees	7	8
Other	36	49

Total Expenses Before Expense Reimbursement	2,990	3,766
Expense Reimbursement From Advisor—Investor Class	—	—
—Class A	(121)	(17)
—Class B	(13)	(15)
—Class C	—	—
—Institutional Class	—	—

Total Expenses After Expense Reimbursement	2,856	3,734

Net Investment Income (Loss)	(1,189)	1,828
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	3,601	31,474
Investments in Affiliated Issuers	4,970	—
Foreign Currency Transactions	—	—

Total Net Realized Gain (Loss)	8,571	31,474
Net Change in Unrealized Appreciation (Depreciation)	35,175	(20,435)

Net Gain (Loss) on Investments and Foreign Currency	43,746	11,039

Net Change in Net Assets Resulting from Operations	$42,557	$12,867

SEE NOTES TO FINANCIAL STATEMENTS

Safeco Large-Cap Value Fund	Safeco Multi-Cap Core Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small-Cap Value Fund	Safeco Large-Cap Growth Fund

$1,692	$452	$585	$151	$482	$27
17	7	1	153	15	1
3	6	—	—	7	—

1,712	465	586	304	504	28

533	313	183	69	239	24
69	40	16	9	29	3
158	91	49	18	82	2
3	12	3	3	8	1
2	10	4	4	4	1
—	—	—	—	—	—
—	—	4	—	—	—
2	8	2	2	5	1
1	5	1	2	2	1
—	—	—	—	—	1
4	15	3	6	6	4
—	—	—	1	—	3
16	14	12	12	13	11
8	6	46	3	6	4
19	20	20	14	15	18
18	14	7	3	10	1
5	5	5	5	5	5
11	7	3	2	4	1

849	560	358	153	428	81
—	(23)	(74)	(24)	(38)	(18)
(2)	(8)	(5)	(5)	(6)	(7)
(1)	(8)	(5)	(5)	(3)	(5)
—	—	(1)	—	—	(5)
—	—	(25)	—	—	—

846	521	248	119	381	46

866	(56)	338	185	123	(18)

6,978	7,103	259	340	722	19
—	—	—	—	—	—
—	—	4	—	—	—

6,978	7,103	263	340	722	19
(2,856)	(2,858)	202	(328)	3,888	32

4,122	4,245	465	12	4,610	51

$4,988	$4,189	$803	$197	$4,733	$33

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six-Month Period Ended June 30, 2004

(Unaudited)

—(In Thousands)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund
Investment Income
Dividends and Interest	$1,727	$1,420
Securities Lending and Other Income	6	—

Total Investment Income	1,733	1,420
Expenses
Investment Advisory	133	192
Fund Accounting and Administration	18	31
Transfer Agent—Investor Class	48	44
—Class A	5	6
—Class B	2	3
—Class C	—	—
Shareholder Service—Class A	2	7
—Class B	1	3
Distribution—Class B	2	10
—Class C	1	—
Legal and Auditing	13	14
Custodian	7	5
Registration	20	19
Reports to Shareholders	8	8
Trustees	5	5
Other	4	5

Total Expenses Before Expense Reimbursement/Waiver	269	352
Expense Reimbursement/Waiver From Advisor—Investor Class	(69)	(62)
—Class A	(6)	(8)
—Class B	(3)	(4)
—Class C	(1)	—

Total Expenses After Expense Reimbursement/Waiver	190	278

Net Investment Income	1,543	1,142
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	605	214
Net Change in Unrealized Appreciation (Depreciation)	(1,644)	(1,235)

Net Gain (Loss) on Investments	(1,039)	(1,021)

Net Change in Net Assets Resulting from Operations	$504	$121

SEE NOTES TO FINANCIAL STATEMENTS

Safeco Intermediate-Term Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund

$214	$2,326	$15,171	$370	$1,938
—	—	—	—	—

214	2,326	15,171	370	1,938

24	215	1,335	42	779
4	39	126	8	102
8	29	156	5	133
3	—	2	—	13
2	—	1	—	3
—	—	—	—	—
2	1	6	—	—
1	1	4	—	—
3	3	11	1	—
—	—	1	—	—
12	14	30	12	22
2	5	19	2	15
18	4	26	10	31
2	5	22	1	19
5	5	7	5	6
1	6	38	2	24

87	327	1,784	88	1,147
(31)	(49)	—	(26)	—
(8)	(1)	—	(1)	(10)
(5)	(1)	—	(1)	(3)
(1)	—	—	—	—

42	276	1,784	60	1,134

172	2,050	13,387	310	804

19	918	3,572	1	—
(187)	(3,703)	(22,138)	(489)	—

(168)	(2,785)	(18,566)	(488)	—

$4	$(735)	$(5,179)	$(178)	$804

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

(Unaudited)

	Safeco Growth Opportunities Fund		Safeco Core Equity Fund		Safeco Large-Cap Value Fund
—(In Thousands)—	2004*	2003**	2004*	2003**	2004*	2003**
Operations

Net Investment Income (Loss)	$(1,189)	$(2,294)	$1,828	$4,918	$866	$1,906

Net Realized Gain (Loss) on Investments and Foreign Currency	8,571	(22,928)	31,474	(17,919)	6,978	(165)

Net Change in Unrealized Appreciation (Depreciation)	35,175	199,157	(20,435)	167,641	(2,856)	28,922

Net Change in Net Assets Resulting from Operations	42,557	173,935	12,867	154,640	4,988	30,663

Distributions to Shareholders From

Net Investment Income
—Investor Class	—	—	(1,810)	(4,852)	(858)	(1,891)
—Class A	—	—	(19)	(69)	(7)	(11)
—Class B	—	—	—	—	(1)	(4)
—Class C	—	—	—	—	—	—
—Institutional Class	—	—	—	—	—	—

Net Realized Gain on Investments
—Investor Class	—	—	—	—	—	—
—Class A	—	—	—	—	—	—
—Class B	—	—	—	—	—	—
—Class C	—	—	—	—	—	—
—Institutional Class	—	—	—	—	—	—

Total	—	—	(1,829)	(4,921)	(866)	(1,906)

Net Trust Share Transactions	(23,136)	(89,184)	(59,569)	(89,749)	(5,250)	(8,895)

Redemption Fees	14	214	—	—	—	—

Total Change in Net Assets	19,435	84,965	(48,531)	59,970	(1,128)	19,862

Net Assets at Beginning of Period	526,031	441,066	743,101	683,131	153,877	134,015

Net Assets at End of Period	$545,466	$526,031	$694,570	$743,101	$152,749	$153,877

Tax Character of Distributions Paid
Ordinary Income	$—	$—	$—	$—	$—	$—
Qualified Dividend Income	—	—	1,829	4,921	866	1,906
Long-term Capital Gains	—	—	—	—	—	—

Total	$—	$—	$1,829	$4,921	$866	$1,906

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

Safeco Multi-Cap Core Fund		Safeco International Stock Fund		Safeco Balanced Fund		Safeco Small-Cap Value Fund		Safeco Large-Cap Growth Fund
2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**

$(56)	$18	$338	$304	$185	$379	$123	$271	$(18)	$(18)

7,103	(447)	263	(1,517)	340	(219)	722	2,799	19	(393)

(2,858)	28,581	202	8,538	(328)	2,650	3,888	13,968	32	1,334

4,189	28,152	803	7,325	197	2,810	4,733	17,038	33	923

—	(21)	—	(288)	(169)	(349)	—	(282)	—	—
—	—	—	(16)	(15)	(31)	—	(9)	—	—
—	—	—	(4)	(9)	(23)	—	—	—	—
—	—	—	—	(1)	—	—	—	—	—
—	—	—	(49)	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	(21)	—	(357)	(194)	(403)	—	(291)	—	—

(3,855)	(3,429)	1,430	8,267	(708)	942	19,672	(4,922)	717	456

2	3	1	48	—	—	5	21	—	—

336	24,705	2,234	15,283	(705)	3,349	24,410	11,846	750	1,379

89,657	64,952	35,133	19,850	20,164	16,815	52,419	40,573	5,832	4,453

$89,993	$89,657	$37,367	$35,133	$19,459	$20,164	$76,829	$52,419	$6,582	$5,832

$—	$—	$—	$—	$55	$151	$—	$—	$—	$—
—	21	—	357	139	252	—	291	—	—
—	—	—	—	—	—	—	—	—	—

$—	$21	$—	$357	$194	$403	$—	$291	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

(Unaudited)

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Government Fund		Safeco Intermediate-Term Bond Fund
—(In Thousands)—	2004*	2003**	2004*	2003**	2004*	2003**
Operations

Net Investment Income	$1,543	$3,613	$1,142	$2,001	$172	$393

Net Realized Gain (Loss) on Investments	605	1,127	214	1,212	19	124

Net Change in Unrealized Appreciation (Depreciation)	(1,644)	6,280	(1,235)	(2,494)	(187)	(175)

Net Change in Net Assets Resulting from Operations	504	11,020	121	719	4	342

Distributions to Shareholders From

Net Investment Income
—Investor Class	(1,609)	(3,312)	(1,267)	(2,497)	(144)	(339)
—Class A	(84)	(244)	(101)	(76)	(24)	(51)
—Class B	(22)	(52)	(40)	(36)	(12)	(33)
—Class C	(9)	(10)	(2)	(1)	(2)	(1)

Net Realized Gain on Investments
—Investor Class	—	—	—	—	—	—
—Class A	—	—	—	—	—	—
—Class B	—	—	—	—	—	—
—Class C	—	—	—	—	—	—

Total	(1,724)	(3,618)	(1,410)	(2,610)	(182)	(424)

Net Trust Share Transactions	(3,959)	230	(6,519)	19,711	94	(739)

Redemption Fees	37	48	2	7	—	—

Total Change in Net Assets	(5,142)	7,680	(7,806)	17,827	(84)	(821)

Net Assets at Beginning of Period	42,984	35,304	74,548	56,721	9,703	10,524

Net Assets at End of Period	$37,842	$42,984	$66,742	$74,548	$9,619	$9,703

Tax Character of Distributions Paid
Ordinary Income	$1,724	$3,618	$1,410	$2,610	$182	$424
Tax-Exempt Income	—	—	—	—	—	—
Long-term Capital Gains	—	—	—	—	—	—

Total	$1,724	$3,618	$1,410	$2,610	$182	$424

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund
2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**

$2,050	$4,318	$13,387	$27,809	$310	$627	$804	$2,637

918	217	3,572	7,642	1	133	—	—

(3,703)	(59)	(22,138)	(1,537)	(489)	39	—	—

(735)	4,476	(5,179)	33,914	(178)	799	804	2,637

(1,890)	(4,043)	(12,532)	(26,456)	(299)	(614)	(788)	(2,599)
(18)	(31)	(111)	(221)	(7)	(8)	(13)	(30)
(14)	(36)	(50)	(111)	(2)	(3)	(3)	(7)
(2)	(1)	(2)	(1)	(2)	(2)	—	(1)

(125)	(255)	(3,667)	(6,896)	(34)	(93)	—	—
(1)	(2)	(50)	(80)	(1)	(2)	—	—
(1)	(3)	(18)	(38)	—	(1)	—	—
—	—	(1)	(1)	—	(1)	—	—

(2,051)	(4,371)	(16,431)	(33,804)	(345)	(724)	(804)	(2,637)

(2,406)	(7,564)	(1,547)	(2,868)	132	155	(71,380)	(2,109)

—	13	37	77	—	—	—	—

(5,192)	(7,446)	(23,120)	(2,681)	(391)	230	(71,380)	(2,109)

87,594	95,040	573,084	575,765	16,817	16,587	357,760	359,869

$82,402	$87,594	$549,964	$573,084	$16,426	$16,817	$286,380	$357,760

$—	$21	$—	$723	$—	$—	$804	$2,637
1,924	4,090	12,695	26,385	310	627	—	—
127	260	3,736	6,696	35	97	—	—

$2,051	$4,371	$16,431	$33,804	$345	$724	$804	$2,637

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$24.38		$16.97		$26.96		$22.16		$23.21		$22.66
Income (Loss) From Investment Operations
Net Investment Loss	(0.07)		(0.16)		(0.24)		(0.20)		(0.25)		(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	2.08		7.56		(9.77	)††	5.00		(0.80)		0.74

Total from Investment Operations	2.01		7.40		(10.01)		4.80		(1.05)		0.55
Redemption Fees	—		0.01		0.02		—		—		—

Net Asset Value at End of Period	$26.39		$24.38		$16.97		$26.96		$22.16		$23.21

Total Return†	8.24%	*	43.67%		(37.05%	)	21.66%		(4.52%	)	2.43%
Net Assets at End of Period (000’s)	$26,671		$21,475		$19,024		$33,877		$26,020		$27,597
Ratios to Average Net Assets:
Gross Expenses	2.38%	**	2.38%		1.67%		1.36%		1.49%		1.34%
Required Reimbursement^	(1.06%	)**	(1.05%	)	(0.34%	)	(0.05%	)	(0.18%	)	(0.11%	)

Net Expenses	1.32%	**	1.33%		1.33%		1.31%		1.31%		1.23%

Net Investment Loss	(0.68%	)**	(0.70%	)	(1.17%	)	(1.00%	)	(1.00%	)	(0.80%	)
Portfolio Turnover Rate	31%	**	46%		37%		65%		63%		38%

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$23.05		$16.16		$25.87		$21.42		$22.57		$22.21
Income (Loss) From Investment Operations
Net Investment Loss	(0.20)		(0.28)		(0.39)		(0.40)		(0.41)		(0.35)
Net Realized and Unrealized Gain (Loss) on Investments	2.00		7.16		(9.34	)††	4.85		(0.74)		0.71

Total from Investment Operations	1.80		6.88		(9.73)		4.45		(1.15)		0.36
Redemption Fees	—		0.01		0.02		—		—		—

Net Asset Value at End of Period	$24.85		$23.05		$16.16		$25.87		$21.42		$22.57

Total Return†	7.81%	*	42.64%		(37.53%	)	20.77%		(5.10%	)	1.62%
Net Assets at End of Period (000’s)	$8,953		$11,126		$8,734		$14,346		$12,391		$14,637
Ratios to Average Net Assets:
Gross Expenses	2.33%	**	2.45%		2.21%		2.09%		2.16%		2.24%
Required Reimbursement^	(0.26%	)**	(0.37%	)	(0.13%	)	(0.03%	)	(0.10%	)	(0.21%	)

Net Expenses	2.07%	**	2.08%		2.08%		2.06%		2.06%		2.03%

Net Investment Loss	(1.45%	)**	(1.43%	)	(1.92%	)	(1.75%	)	(1.71%	)	(1.59%	)
Portfolio Turnover Rate	31%	**	46%		37%		65%		63%		38%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related to investment reimbursement by affiliate.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31					Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001	2000
Net Asset Value at Beginning of Period	$23.05		$16.16		$25.85		$21.40	$23.34
Income (Loss) From Investment Operations
Net Investment Loss	(0.17)		(0.29)		(0.33)		(0.35)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	1.97		7.17		(9.38	)††	4.80	(1.71)

Total from Investment Operations	1.80		6.88		(9.71)		4.45	(1.94)
Redemption Fees	—		0.01		0.02		—	—

Net Asset Value at End of Period	$24.85		$23.05		$16.16		$25.85	$21.40

Total Return†	7.81%	*	42.64%		(37.49%	)	20.74%	(8.27% )*
Net Assets at End of Period (000’s)	$220		$198		$161		$194	$120
Ratios to Average Net Assets:
Gross Expenses	2.33%	**	2.48%		2.33%		2.06%	2.02% **
Required Reimbursement^	(0.26%	)**	(0.40%	)	(0.25%	)	—	—

Net Expenses	2.07%	**	2.08%		2.08%		2.06%	2.02% **

Net Investment Loss	(1.44%	)**	(1.45%	)	(1.93%	)	(1.75% )	(1.71% )**
Portfolio Turnover Rate	31%	**	46%		37%		65%	63% **

Safeco Core Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002		2001	2000	1999
Net Asset Value at Beginning of Period	$16.78		$13.55		$18.56		$20.68	$24.06	$23.27
Income (Loss) From Investment Operations
Net Investment Income	0.02		0.07		0.08		0.04	0.04	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.26		3.23		(5.01)		(2.12)	(2.77)	2.02

Total from Investment Operations	0.28		3.30		(4.93)		(2.08)	(2.73)	2.13
Less Distributions
Dividends from Net Investment Income	(0.02)		(0.07)		(0.08)		(0.04)	(0.04)	(0.11)
Distributions from Realized Gains	—		—		—		—	(0.61)	(1.23)

Total Distributions	(0.02)		(0.07)		(0.08)		(0.04)	(0.65)	(1.34)

Net Asset Value at End of Period	$17.04		$16.78		$13.55		$18.56	$20.68	$24.06

Total Return†	1.66%	*	24.41%		(26.59%	)	(10.06% )	(11.34% )	9.13%
Net Assets at End of Period (000’s)	$17,431		$16,117		$13,897		$21,519	$53,410	$61,625
Ratios to Average Net Assets:
Gross Expenses	1.53%	**	3.40%		2.17%		1.42%	1.35%	1.12%
Required Reimbursement^	(0.21%	)**	(2.08%	)	(0.86%	)	(0.14% )	(0.09% )	—

Net Expenses	1.32%	**	1.32%		1.31%		1.28%	1.26%	1.12%

Net Investment Income	0.24%	**	0.46%		0.48%		0.18%	0.19%	0.44%
Portfolio Turnover Rate	19%	**	24%		45%		31%	35%	34%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related to investment reimbursement by affiliate.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Core Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001	2000		1999
Net Asset Value at Beginning of Period	$16.38		$13.26		$18.20		$20.38	$23.83		$23.15
Income (Loss) From Investment Operations
Net Investment Loss	(0.05)		(0.04)		(0.05)		(0.11)	(0.13)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.25		3.16		(4.89)		(2.07)	(2.71)		1.98

Total from Investment Operations	0.20		3.12		(4.94)		(2.18)	(2.84)		1.91
Less Distributions
Distributions from Realized Gains	—		—		—		—	(0.61)		(1.23)

Net Asset Value at End of Period	$16.58		$16.38		$13.26		$18.20	$20.38		$23.83

Total Return†	1.22%	*	23.53%		(27.14%	)	(10.70% )	(11.91%	)	8.18%
Net Assets at End of Period (000’s)	$8,846		$10,697		$10,520		$16,423	$20,349		$28,260
Ratios to Average Net Assets:
Gross Expenses	2.37%	**	2.38%		2.16%		2.05%	2.06%		2.05%
Required Reimbursement^	(0.30%	)**	(0.31%	)	(0.10%	)	(0.02% )	(0.05%	)	(0.10%	)

Net Expenses	2.07%	**	2.07%		2.06%		2.03%	2.01%		1.95%

Net Investment Loss	(0.51%	)**	(0.26%	)	(0.28%	)	(0.58% )	(0.54%	)	(0.41%	)
Portfolio Turnover Rate	19%	**	24%		45%		31%	35%		34%

Safeco Core Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31					Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001	2000
Net Asset Value at Beginning of Period	$16.39		$13.28		$18.22		$20.40	$22.87
Income (Loss) From Investment Operations
Net Investment Loss	(0.04)		(0.04)		(0.03)		(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.25		3.15		(4.91)		(2.09)	(1.80)

Total from Investment Operations	0.21		3.11		(4.94)		(2.18)	(1.86)
Less Distributions
Distributions from Realized Gains	—		—		—		—	(0.61)

Net Asset Value at End of Period	$16.60		$16.39		$13.28		$18.22	$20.40

Total Return†	1.28%	*	23.42%		(27.11%	)	(10.73% )	(8.08%	)*
Net Assets at End of Period (000’s)	$196		$181		$129		$155	$119
Ratios to Average Net Assets:
Gross Expenses	2.31%	**	2.41%		2.34%		2.03%	1.84%	**
Required Reimbursement^	(0.24%	)**	(0.34%	)	(0.28%	)	—	—

Net Expenses	2.07%	**	2.07%		2.06%		2.03%	1.84%	**

Net Investment Loss	(0.51%	)**	(0.29%	)	(0.24%	)	(0.58% )	(0.44%	)**
Portfolio Turnover Rate	19%	**	24%		45%		31%	35%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Large-Cap Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003	2002		2001	2000	1999
Net Asset Value at Beginning of Period	$18.84		$15.37	$18.91		$20.68	$22.52	$23.55
Income (Loss) From Investment Operations
Net Investment Income	0.08		0.18	0.23		0.25	0.35	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.53		3.47	(3.54	)††	(1.77)	(1.84)	(0.20)

Total from Investment Operations	0.61		3.65	(3.31)		(1.52)	(1.49)	0.22
Less Distributions
Dividends from Net Investment Income	(0.08)		(0.18)	(0.23)		(0.25)	(0.35)	(0.42)
Distributions from Realized Gains	—		—	—		—	—	(0.83)

Total Distributions	(0.08)		(0.18)	(0.23)		(0.25)	(0.35)	(1.25)

Net Asset Value at End of Period	$19.37		$18.84	$15.37		$18.91	$20.68	$22.52

Total Return†	3.26%	*	23.90%	(17.57%	)	(7.33% )	(6.59% )	1.01%
Net Assets at End of Period (000’s)	$1,591		$1,426	$712		$882	$1,092	$2,046
Ratios to Average Net Assets:
Gross Expenses	1.59%	**	1.71%	1.62%		1.52%	1.62%	1.47%
Required Reimbursement^	(0.24%	)**	(0.36% )	(0.27%	)	(0.17% )	(0.27% )	(0.16% )

Net Expenses	1.35%	**	1.35%	1.35%		1.35%	1.35%	1.31%

Net Investment Income	0.89%	**	1.15%	1.30%		1.30%	1.56%	1.84%
Portfolio Turnover Rate	48%	**	38%	17%		58%	45%	42%

Safeco Large-Cap Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003	2002		2001	2000	1999
Net Asset Value at Beginning of Period	$18.85		$15.39	$18.95		$20.71	$22.53	$23.57
Income (Loss) From Investment Operations
Net Investment Income	0.01		0.07	0.10		0.11	0.18	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.52		3.46	(3.56	)††	(1.76)	(1.82)	(0.21)

Total from Investment Operations	0.53		3.53	(3.46)		(1.65)	(1.64)	0.04
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.07)	(0.10)		(0.11)	(0.18)	(0.25)
Distributions from Realized Gains	—		—	—		—	—	(0.83)

Total Distributions	(0.01)		(0.07)	(0.10)		(0.11)	(0.18)	(1.08)

Net Asset Value at End of Period	$19.37		$18.85	$15.39		$18.95	$20.71	$22.53

Total Return†	2.84%	*	22.98%	(18.28%	)	(7.98% )	(7.29% )	0.18%
Net Assets at End of Period (000’s)	$1,125		$1,140	$747		$1,160	$1,532	$2,365
Ratios to Average Net Assets:
Gross Expenses	2.38%	**	2.55%	2.35%		2.24%	2.27%	2.22%
Required Reimbursement^	(0.28%	)**	(0.45% )	(0.25%	)	(0.14% )	(0.17% )	(0.16% )

Net Expenses	2.10%	**	2.10%	2.10%		2.10%	2.10%	2.06%

Net Investment Income	0.15%	**	0.42%	0.52%		0.55%	0.80%	1.09%
Portfolio Turnover Rate	48%	**	38%	17%		58%	45%	42%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to investment reimbursement by affiliate.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Large-Cap Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31					Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001	2000
Net Asset Value at Beginning of Period	$18.92		$15.44		$18.99		$20.75	$21.06
Income (Loss) From Investment Operations
Net Investment Income	0.01		0.06		0.12		0.12	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.53		3.48		(3.55	)††	(1.76)	(0.31)

Total from Investment Operations	0.54		3.54		(3.43)		(1.64)	(0.19)
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.06)		(0.12)		(0.12)	(0.12)

Net Asset Value at End of Period	$19.45		$18.92		$15.44		$18.99	$20.75

Total Return†	2.87%	*	23.00%		(18.12%	)	(7.90% )	(0.90%	)*
Net Assets at End of Period (000’s)	$141		$119		$89		$97	$99
Ratios to Average Net Assets:
Gross Expenses	2.22%	**	2.33%		2.36%		2.03%	1.95%	**
Required Reimbursement^	(0.12%	)**	(0.23%	)	(0.26%	)	—	—

Net Expenses	2.10%	**	2.10%		2.10%		2.03%	1.95%	**

Net Investment Income	0.16%	**	0.38%		0.68%		0.60%	0.85%	**
Portfolio Turnover Rate	48%	**	38%		17%		58%	45%	**

Safeco Multi-Cap Core Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002		2001	2000		1999
Net Asset Value at Beginning of Period	$20.32		$14.03		$18.54		$20.94	$25.01		$17.56
Income (Loss) From Investment Operations
Net Investment Loss	(0.03)		(0.02)		(0.07)		(0.08)	(0.14)		(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.00		6.31		(4.44)		(2.32)	(3.93)		9.58

Total from Investment Operations	0.97		6.29		(4.51)		(2.40)	(4.07)		9.46
Less Distributions
Distributions from Realized Gains	—		—		—		—	—		(2.01)

Net Asset Value at End of Period	$21.29		$20.32		$14.03		$18.54	$20.94		$25.01

Total Return†	4.77%	*	44.83%		(24.33%	)	(11.46% )	(16.27%	)	53.90%
Net Assets at End of Period (000’s)	$6,833		$5,590		$3,527		$5,141	$6,621		$4,774
Ratios to Average Net Assets:
Gross Expenses	1.63%	**	1.78%		1.62%		1.52%	1.49%		1.56%
Required Reimbursement^	(0.28%	)**	(0.43%	)	(0.27%	)	(0.17% )	(0.14%	)	(0.20%	)

Net Expenses	1.35%	**	1.35%		1.35%		1.35%	1.35%		1.36%

Net Investment Loss	(0.31%	)**	(0.14%	)	(0.40%	)	(0.41% )	(0.67%	)	(0.81%	)
Portfolio Turnover Rate	37%	**	27%		15%		50%	36%		49%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to investment reimbursement by affiliate.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Multi-Cap Core Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$19.28		$13.41		$17.86		$20.33		$24.46		$17.31
Income (Loss) From Investment Operations
Net Investment Loss	(0.12)		(0.16)		(0.19)		(0.21)		(0.30)		(0.25)
Net Realized and Unrealized Gain (Loss) on Investments	0.96		6.03		(4.26)		(2.26)		(3.83)		9.41

Total from Investment Operations	0.84		5.87		(4.45)		(2.47)		(4.13)		9.16
Less Distributions
Distributions from Realized Gains	—		—		—		—		—		(2.01)

Net Asset Value at End of Period	$20.12		$19.28		$13.41		$17.86		$20.33		$24.46

Total Return†	4.36%	*	43.77%		(24.92%	)	(12.15%	)	(16.88%	)	52.57%
Net Assets at End of Period (000’s)	$3,553		$4,397		$3,726		$5,753		$6,449		$4,842
Ratios to Average Net Assets:
Gross Expenses	2.49%	**	2.54%		2.35%		2.26%		2.22%		2.32%
Required Reimbursement^	(0.39%	)**	(0.44%	)	(0.25%	)	(0.16%	)	(0.12%	)	(0.20%	)

Net Expenses	2.10%	**	2.10%		2.10%		2.10%		2.10%		2.12%

Net Investment Loss	(1.06%	)**	(0.90%	)	(1.15%	)	(1.16%	)	(1.42%	)	(1.56%	)
Portfolio Turnover Rate	37%	**	27%		15%		50%		36%		49%

Safeco Multi-Cap Core Fund	Six-Month Period Ended June 30		For the Year Ended December 31						Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001		2000
Net Asset Value at Beginning of Period	$19.29		$13.42		$17.87		$20.33		$24.21
Income (Loss) From Investment Operations
Net Investment Loss	(0.12)		(0.12)		(0.18)		(0.20)		(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	0.96		5.99		(4.27)		(2.26)		(3.67)

Total Loss from Investment Operations	0.84		5.87		(4.45)		(2.46)		(3.88)

Net Asset Value at End of Period	$20.13		$19.29		$13.42		$17.87		$20.33

Total Return†	4.35%	*	43.74%		(24.90%	)	(12.10%	)	(16.03%	)*
Net Assets at End of Period (000’s)	$114		$166		$75		$100		$103
Ratios to Average Net Assets:
Gross Expenses	2.38%	**	2.46%		2.57%		2.25%		2.07%	**
Required Reimbursement^	(0.28%	)**	(0.36%	)	(0.47%	)	(0.15%	)	—

Net Expenses	2.10%	**	2.10%		2.10%		2.10%		2.07%	**

Net Investment Loss	(1.04%	)**	(0.87%	)	(1.15%	)	(1.15%	)	(1.34%	)**
Portfolio Turnover Rate	37%	**	27%		15%		50%		36%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$10.54		$8.36	$10.45	$14.20	$16.89	$13.13
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.08		0.10	0.06	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.16		2.19	(2.11)	(3.71)	(1.92)	3.77

Total from Investment Operations	0.24		2.29	(2.05)	(3.66)	(1.87)	3.76
Redemption Fee	—		0.01	0.03	0.14	—	—
Less Distributions
Dividends from Net Investment Income	—		(0.12)	(0.07)	(0.23)	(0.05)	—
Distributions from Realized Gains	—		—	—	—	(0.77)	—

Total Distributions	—		(0.12)	(0.07)	(0.23)	(0.82)	—

Net Asset Value at End of Period	$10.78		$10.54	$8.36	$10.45	$14.20	$16.89

Total Return†	2.28%	*	27.51%	(19.27% )	(24.49% )	(11.05% )	28.64%
Net Assets at End of Period (000’s)	$1,385		$1,449	$795	$969	$1,423	$1,215
Ratios to Average Net Assets:
Gross Expenses	2.41%	**	2.49%	2.45%	2.40%	2.21%	2.11%
Required Reimbursement^	(0.76%	)**	(0.84% )	(0.80% )	(0.69% )	(0.56% )	(0.38%	)

Net Expenses	1.65%	**	1.65%	1.65%	1.71%	1.65%	1.73%

Net Investment Income (Loss)	1.50%	**	1.22%	0.68%	0.36%	0.04%	(0.06%	)
Portfolio Turnover Rate	19%	**	37%	16%	163%	33%	24%

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$10.32		$8.21	$10.25	$13.88	$16.56	$12.99
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04		0.04	(0.01)	(0.06)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.15		2.12	(2.06)	(3.60)	(1.82)	3.67

Total from Investment Operations	0.19		2.16	(2.07)	(3.66)	(1.91)	3.57
Redemption Fee	—		0.01	0.03	0.14	—	—
Less Distributions
Dividends from Net Investment Income	—		(0.06)	—	(0.11)	—	—
Distributions from Realized Gains	—		—	—	—	(0.77)	—

Total Distributions	—		(0.06)	—	(0.11)	(0.77)	—

Net Asset Value at End of Period	$10.51		$10.32	$8.21	$10.25	$13.88	$16.56

Total Return†	1.84%	*	26.41%	(19.89% )	(25.07% )	(11.52% )	27.48%
Net Assets at End of Period (000’s)	$665		$733	$736	$1,027	$1,492	$1,392
Ratios to Average Net Assets:
Gross Expenses	3.92%	**	4.16%	3.34%	3.20%	2.97%	3.02%
Required Reimburement^	(1.52%	)**	(1.76% )	(0.94% )	(0.74% )	(0.57% )	(0.51%	)

Net Expenses	2.40%	**	2.40%	2.40%	2.46%	2.40%	2.51%

Net Investment Income (Loss)	0.73%	**	0.44%	(0.11% )	(0.52% )	(0.64% )	(0.84%	)
Portfolio Turnover Rate	19%	**	37%	16%	163%	33%	24%
*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31					Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001	2000
Net Asset Value at Beginning of Period	$10.33		$8.21		$10.25		$13.85	$15.82
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04		0.03		(0.01)		(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.15		2.13		(2.06)		(3.57)	(1.13)

Total from Investment Operations	0.19		2.16		(2.07)		(3.64)	(1.20)
Redemption Fee	—		0.01		0.03		0.14	—
Less Distributions
Dividends from Net Investment Income	—		(0.05)		—		(0.10)	—
Distributions from Realized Gains	—		—		—		—	(0.77)

Total Distributions	—		(0.05)		—		(0.10)	(0.77)

Net Asset Value at End of Period	$10.52		$10.33		$8.21		$10.25	$13.85

Total Return†	1.84%	*	26.38%		(19.90%	)	(25.08% )	(7.76%	)*
Net Assets at End of Period (000’s)	$103		$99		$78		$80	$97
Ratios to Average Net Assets:
Gross Expenses	3.16%	**	3.29%		3.28%		3.03%	2.66%	**
Required Reimbursement^	(0.76%	)**	(0.89%	)	(0.88%	)	(0.57% )	(0.26%	)**

Net Expenses	2.40%	**	2.40%		2.40%		2.46%	2.40%	**

Net Investment Income (Loss)	0.79%	**	0.34%		(0.19%	)	(0.68% )	(0.75%	)**
Portfolio Turnover Rate	19%	**	37%		16%		163%	33%	**

Safeco International Stock Fund	Six-Month Period Ended June 30		Ten-Month Period Ended December 31 ^^
Institutional Class	2004		2003
Net Asset Value at Beginning of Period	$10.73		$7.35
Income From Investment Operations
Net Investment Income	0.11		0.04
Net Realized and Unrealized Gain on Investments and Foreign Currency	0.15		3.39

Total from Investment Operations	0.26		3.43
Redemption Fees	—		0.01
Less Distributions
Dividends from Net Investment Income	—		(0.06)

Net Asset Value at End of Period	$10.99		$10.73

Total Return	2.42%	*	44.63%	*
Net Assets at End of Period (000’s)	$8,949		$8,869
Ratios to Average Net Assets:
Gross Expenses	1.67%	**	2.43%	**
Required Reimbursement^	(0.27%	)**	(1.03%	)**
Voluntary Reimbursement^	(0.30%	)**	(0.30%	)**

Net Expenses	1.10%	**	1.10%	**

Net Investment Income	2.08%	**	0.84%	**
Portfolio Turnover Rate	19%	**	37%	**
*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.
^^	For the period from March 7, 2003 (initial issue date of Institutional Class) through December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Balanced Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$11.88		$10.40	$11.73	$12.09	$11.87	$12.23
Income (Loss) From Investment Operations
Net Investment Income	0.10		0.22	0.26	0.30	0.32	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.01		1.49	(1.30)	(0.36)	0.22	(0.13)

Total from Investment Operations	0.11		1.71	(1.04)	(0.06)	0.54	0.09
Less Distributions
Dividends from Net Investment Income	(0.11)		(0.23)	(0.29)	(0.30)	(0.32)	(0.22)
Distributions from Realized Gains	—		—	—	—	—	(0.23)

Total Distributions	(0.11)		(0.23)	(0.29)	(0.30)	(0.32)	(0.45)

Net Asset Value at End of Period	$11.88		$11.88	$10.40	$11.73	$12.09	$11.87

Total Return†	0.88%	*	16.62%	(8.95% )	(0.42% )	4.71%	0.75%
Net Assets at End of Period (000’s)	$1,784		$1,671	$1,586	$1,733	$1,789	$2,573
Ratios to Average Net Assets:
Gross Expenses	1.89%	**	1.93%	1.81%	1.82%	1.88%	1.68%
Required Reimbursement^	(0.54%	)**	(0.58% )	(0.46% )	(0.47% )	(0.53% )	(0.32% )

Net Expenses	1.35%	**	1.35%	1.35%	1.35%	1.35%	1.36%

Net Investment Income	1.74%	**	2.00%	2.42%	2.57%	2.62%	2.16%
Portfolio Turnover Rate	41%	**	37%	59%	75%	63%	95%

Safeco Balanced Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$11.84		$10.37	$11.71	$12.07	$11.83	$12.24
Income (Loss) From Investment Operations
Net Investment Income	0.06		0.14	0.19	0.21	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.01		1.48	(1.32)	(0.36)	0.24	(0.18)

Total from Investment Operations	0.07		1.62	(1.13)	(0.15)	0.47	0.00
Less Distributions
Dividends from Net Investment Income	(0.07)		(0.15)	(0.21)	(0.21)	(0.23)	(0.18)
Distributions from Realized Gains	—		—	—	—	—	(0.23)

Total Distributions	(0.07)		(0.15)	(0.21)	(0.21)	(0.23)	(0.41)

Net Asset Value at End of Period	$11.84		$11.84	$10.37	$11.71	$12.07	$11.83

Total Return†	0.56%	*	15.79%	(9.70% )	(1.19% )	4.03%	(0.01% )
Net Assets at End of Period (000’s)	$1,622		$1,789	$1,641	$1,979	$1,904	$2,553
Ratios to Average Net Assets:
Gross Expenses	2.73%	**	2.75%	2.59%	2.55%	2.56%	2.46%
Required Reimbursement^	(0.63%	)**	(0.65% )	(0.49% )	(0.45% )	(0.46% )	(0.32% )

Net Expenses	2.10%	**	2.10%	2.10%	2.10%	2.10%	2.14%

Net Investment Income	0.99%	**	1.27%	1.66%	1.82%	1.89%	1.43%
Portfolio Turnover Rate	41%	**	37%	59%	75%	63%	95%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Balanced Fund	Six-Month Period Ended June 30		Three-Month Period Ended December 31 #
Class C	2004		2003
Net Asset Value at Beginning of Period	$11.84		$11.03
Income From Investment Operations
Net Investment Income	0.06		0.02
Net Realized and Unrealized Gain on Investments	—		0.82

Total from Investment Operations	0.06		0.84
Less Distributions
Dividends from Net Investment Income	(0.06)		(0.03)

Net Asset Value at End of Period	$11.84		$11.84

Total Return†	0.54%	*	7.65%	*
Net Assets at End of Period (000’s)	$109		$108
Ratios to Average Net Assets:
Gross Expenses	2.49%	**	42.09%	**
Required Reimbursement^	(0.39%	)**	(39.99%	)**

Net Expenses	2.10%	**	2.10%	**

Net Investment Income	1.00%	**	0.65%	**
Portfolio Turnover Rate	41%	**	37%	**

Safeco Small-Cap Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002	2001		2000		1999
Net Asset Value at Beginning of Period	$18.50		$13.01		$13.57	$11.59		$12.55		$11.09
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.02		0.04		0.02	0.10		(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.41		5.49		(0.56)	1.98		(0.92)		1.55

Total from Investment Operations	1.43		5.53		(0.54)	2.08		(0.96)		1.46
Redemption Fees	—		0.01		—	—		—		—
Less Distributions
Dividends from Net Investment Income	—		(0.05)		(0.02)	(0.10)		—		—

Net Asset Value at End of Period	$19.93		$18.50		$13.01	$13.57		$11.59		$12.55

Total Return†	7.73%	*	42.61%		(4.01% )	17.92%		(7.65%	)	13.17%
Net Assets at End of Period (000’s)	$4,515		$3,127		$1,507	$1,009		$847		$1,067
Ratios to Average Net Assets:
Gross Expenses	1.70%	**	1.82%		1.75%	1.82%		1.92%		1.97%
Required Reimbursement^	(0.30%	)**	(0.42%	)	(0.35% )	(0.38%	)	(0.52%	)	(0.50%	)

Net Expenses	1.40%	**	1.40%		1.40%	1.44%		1.40%		1.47%

Net Investment Income (Loss)	0.17%	**	0.38%		0.23%	0.75%		(0.32%	)	(0.79%	)
Portfolio Turnover Rate	34%	**	52%		54%	141%		107%		117%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Small-Cap Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$17.68		$12.48		$13.10		$11.19		$12.22		$10.88
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.06)		(0.05)		(0.07)		0.01		(0.12)		(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	1.35		5.24		(0.55)		1.91		(0.91)		1.50

Total from Investment Operations	1.29		5.19		(0.62)		1.92		(1.03)		1.34
Redemption Fees	—		0.01		—		—		—		—
Less Distributions
Dividends from Net Investment Income	—		—		—		(0.01)		—		—

Net Asset Value at End of Period	$18.97		$17.68		$12.48		$13.10		$11.19		$12.22

Total Return†	7.30%	*	41.67%		(4.73%	)	17.11%		(8.43%	)	12.32%
Net Assets at End of Period (000’s)	$1,421		$1,767		$1,333		$1,334		$1,144		$1,274
Ratios to Average Net Assets:
Gross Expenses	2.58%	**	2.72%		2.54%		2.56%		2.63%		2.75%
Required Reimbursement^	(0.43%	)**	(0.57%	)	(0.39%	)	(0.37%	)	(0.48%	)	(0.54%	)

Net Expenses	2.15%	**	2.15%		2.15%		2.19%		2.15%		2.21%

Net Investment Income (Loss)	(0.57%	)**	(0.36%	)	(0.57%	)	0.04%		(1.01%	)	(1.55%	)
Portfolio Turnover Rate	34%	**	52%		54%		141%		107%		117%

Safeco Small-Cap Value Fund	Six-Month Period Ended June 30		Three-Month Period Ended December 31 #
Class C	2004		2003
Net Asset Value at Beginning of Period	$17.68		$15.13
Income (Loss) From Investment Operations
Net Investment Loss	(0.05)		(0.02)
Net Realized and Unrealized Gain on Investments	1.41		2.56

Total from Investment Operations	1.36		2.54
Redemption Fees	—		0.01

Net Asset Value at End of Period	$19.04		$17.68

Total Return†	7.69%	*	16.85%	*
Net Assets at End of Period (000’s)	$141		$118
Ratios to Average Net Assets:
Gross Expenses	2.28%	**	39.37%	**
Required Reimbursement^	(0.13%	)**	(37.22%	)**

Net Expenses	2.15%	**	2.15%	**

Net Investment Loss	(0.56%	)**	(0.64%	)**
Portfolio Turnover Rate	34%	**	52%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Large-Cap Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31			October 31, 2001 (Commencement of Operations) to December 31
Class A	2004		2003		2002	2001
Net Asset Value at Beginning of Period	$9.27		$7.73		$10.63	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)		(0.02)		(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.07		1.56		(2.83)	0.64

Total from Investment Operations	0.05		1.54		(2.88)	0.63
Less Distributions
Distributions from Realized Gains	—		—		(0.02)	—

Net Asset Value at End of Period	$9.32		$9.27		$7.73	$10.63

Total Return†	0.54%	*	19.92%		(27.12% )	6.30%	*
Net Assets at End of Period (000’s)	$1,197		$1,088		$811	$1,074
Ratios to Average Net Assets:
Gross Expenses	2.59%	**	2.79%		3.71%	4.54%	**
Voluntary Reimbursement^	(1.19%	)**	(1.39%	)	(2.06% )	(2.89%	)**

Net Expenses	1.40%	**	1.40%		1.65%	1.65%	**

Net Investment Loss	(0.48%	)**	(0.23%	)	(0.55% )	(0.50%	)**
Portfolio Turnover Rate	75%	**	50%		29%	2%	**

Safeco Large-Cap Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31			October 31, 2001 (Commencement of Operations) to December 31
Class B	2004		2003		2002	2001
Net Asset Value at Beginning of Period	$9.12		$7.66		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.06)		(0.08)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.07		1.54		(2.83)	0.64

Total from Investment Operations	0.01		1.46		(2.94)	0.62
Less Distributions
Distributions from Realized Gains	—		—		(0.02)	—

Net Asset Value at End of Period	$9.13		$9.12		$7.66	$10.62

Total Return†	0.11%	*	19.06%		(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$972		$960		$784	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.33%	**	3.55%		4.46%	5.29%	**
Voluntary Reimbursement^	(1.18%	)**	(1.40%	)	(2.06% )	(2.89%	)**

Net Expenses	2.15%	**	2.15%		2.40%	2.40%	**

Net Investment Loss	(1.24%	)**	(0.97%	)	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	75%	**	50%		29%	2%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Large-Cap Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31			October 31, 2001 (Commencement of Operations) to December 31
Class C	2004		2003		2002	2001
Net Asset Value at Beginning of Period	$9.12		$7.66		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.06)		(0.08)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.07		1.54		(2.83)	0.64

Total from Investment Operations	0.01		1.46		(2.94)	0.62
Less Distributions
Distributions from Realized Gains	—		—		(0.02)	—

Net Asset Value at End of Period	$9.13		$9.12		$7.66	$10.62

Total Return†	0.11%	*	19.06%		(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$930		$927		$775	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.20%	**	3.46%		4.44%	5.29%	**
Voluntary Reimbursement^	(1.05%	)**	(1.31%	)	(2.04% )	(2.89%	)**

Net Expenses	2.15%	**	2.15%		2.40%	2.40%	**

Net Investment Loss	(1.24%	)**	(0.98%	)	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	75%	**	50%		29%	2%	**

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002	2001		2000	1999
Net Asset Value at Beginning of Period	$5.85		$4.89		$6.51	$7.26		$8.38	$8.78
Income (Loss) from Investment Operations
Net Investment Income	0.21		0.47		0.51	0.60		0.66	0.69
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		0.95		(1.64)	(0.75)		(1.12)	(0.40)

Total from Investment Operations	0.06		1.42		(1.13)	(0.15)		(0.46)	0.29
Redemption Fees	0.01		0.01		0.01	—		—	—
Less Distributions
Dividends from Net Investment Income	(0.24)		(0.47)		(0.50)	(0.60)		(0.66)	(0.69)

Net Asset Value at End of Period	$5.68		$5.85		$4.89	$6.51		$7.26	$8.38

Total Return†	1.14%	*	30.41%		(17.68% )	(2.29%	)	(5.75% )	3.52%
Net Assets at End of Period (000’s)	$1,699		$2,857		$1,934	$1,086		$1,144	$1,583
Ratios to Average Net Assets:
Gross Expenses	1.74%	**	1.41%		1.63%	1.45%		1.56%	1.35%
Required Reimbursement^	(0.44%	)**	(0.11%	)	(0.32% )	(0.13%	)	(0.26% )	(0.17% )
Voluntary Reimbursement^	(0.15%	)**	(0.15%	)	—	—		—	—

Net Expenses	1.15%	**	1.15%		1.31%	1.32%		1.30%	1.18%

Net Investment Income	7.24%	**	8.56%		9.32%	8.39%		8.38%	8.01%
Portfolio Turnover Rate	113%	**	177%		163%	185%		45%	71%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002	2001	2000		1999
Net Asset Value at Beginning of Period	$5.84		$4.89		$6.51	$7.25	$8.38		$8.78
Income (Loss) from Investment Operations
Net Investment Income	0.19		0.42		0.46	0.55	0.60		0.63
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)		0.94		(1.64)	(0.74)	(1.13)		(0.40)

Total from Investment Operations	0.05		1.36		(1.18)	(0.19)	(0.53)		0.23
Redemption Fees	0.01		0.01		0.01	—	—		—
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.42)		(0.45)	(0.55)	(0.60)		(0.63)

Net Asset Value at End of Period	$5.68		$5.84		$4.89	$6.51	$7.25		$8.38

Total Return†	0.94%	*	29.21%		(18.29% )	(2.88% )	(2.52%	)	2.73%
Net Assets at End of Period (000’s)	$505		$654		$630	$920	$995		$1,599
Ratios to Average Net Assets:
Gross Expenses	2.88%	**	2.88%		2.54%	2.31%	2.35%		2.19%
Required Reimbursement^	(0.83%	)**	(0.83%	)	(0.48% )	(0.25% )	(0.30%	)	(0.22% )
Voluntary Reimbursement^	(0.15%	)**	(0.15%	)	—	—	—		—

Net Expenses	1.90%	**	1.90%		2.06%	2.06%	2.05%		1.97%

Net Investment Income	6.56%	**	7.90%		8.41%	7.86%	7.73%		7.34%
Portfolio Turnover Rate	113%	**	177%		163%	185%	45%		71%

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31				Eight-Month Period Ended December 31 #
Class C	2004		2003		2002	2001	2000
Net Asset Value at Beginning of Period	$5.86		$4.90		$6.52	$7.26	$7.90
Income (Loss) from Investment Operations
Net Investment Income	0.19		0.42		0.46	0.55	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)		0.95		(1.64)	(0.74)	(0.64)

Total from Investment Operations	0.03		1.37		(1.18)	(0.19)	(0.25)
Redemption Fees	0.01		0.01		0.01	—	—
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.42)		(0.45)	(0.55)	(0.39)

Net Asset Value at End of Period	$5.69		$5.86		$4.90	$6.52	$7.26

Total Return†	0.75%	*	29.35%		(18.26% )	(2.86% )	(3.25%	)*
Net Assets at End of Period (000’s)	$253		$161		$93	$87	$92
Ratios to Average Net Assets:
Gross Expenses	2.28%	**	2.45%		2.60%	2.15%	2.04%	**
Required Reimbursement^	(0.23%	)**	(0.40%	)	(0.54% )	(0.09% )	—
Voluntary Reimbursement^	(0.15%	)**	(0.15%	)	—	—	—

Net Expenses	1.90%	**	1.90%		2.06%	2.06%	2.04%	**

Net Investment Income	6.53%	**	7.80%		8.56%	7.88%	7.61%	**
Portfolio Turnover Rate	113%	**	177%		163%	185%	45%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31						Eight-Month Period Ended December 31 #
Class A	2004		2003		2002		2001		2000
Net Asset Value at Beginning of Period	$9.59		$9.88		$9.47		$9.35		$9.01
Income (Loss) From Investment Operations
Net Investment Income	0.15		0.36		0.43		0.52		0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.25)		0.45		0.12		0.34

Total from Investment Operations	—		0.11		0.88		0.64		0.70
Less Distributions
Dividends from Net Investment Income	(0.18)		(0.40)		(0.47)		(0.52)		(0.36)

Net Asset Value at End of Period	$9.41		$9.59		$9.88		$9.47		$9.35

Total Return†	0.02%	*	1.14%		9.53%		7.02%		8.03%	*
Net Assets at End of Period (000’s)	$5,109		$5,375		$740		$266		$105
Ratios to Average Net Assets:
Gross Expenses	1.29%	**	1.31%		1.41%		1.47%		1.27%	**
Required Reimbursement^	(0.09%	)**	(0.11%	)	(0.21%	)	(0.27%	)	(0.07%	)**
Voluntary Reimbursement^	(0.21%	)**	(0.21%	)	—		—		—

Net Expenses	0.99%	**	0.99%		1.20%		1.20%		1.20%	**

Net Investment Income	3.09%	**	2.93%		3.99%		5.44%		5.97%	**
Portfolio Turnover Rate	14%	**	78%		63%		63%		160%	**

Safeco Intermediate-Term U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31						Eight-Month Period Ended December 31 #
Class B	2004		2003		2002		2001		2000
Net Asset Value at Beginning of Period	$9.60		$9.89		$9.47		$9.36		$9.01
Income (Loss) From Investment Operations
Net Investment Income	0.12		0.29		0.36		0.45		0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.25)		0.46		0.11		0.35

Total from Investment Operations	(0.03)		0.04		0.82		0.56		0.60
Less Distributions
Dividends from Net Investment Income	(0.15)		(0.33)		(0.40)		(0.45)		(0.25)

Net Asset Value at End of Period	$9.42		$9.60		$9.89		$9.47		$9.36

Total Return†	(0.35%	)*	0.38%		8.83%		6.10%		7.61%	*
Net Assets at End of Period (000’s)	$2,338		$2,965		$337		$189		$139
Ratios to Average Net Assets:
Gross Expenses	2.07%	**	2.10%		2.28%		2.14%		1.99%	**
Required Reimbursement^	(0.12%	)**	(0.15%	)	(0.33%	)	(0.19%	)	(0.04%	)**
Voluntary Reimbursement^	(0.21%	)**	(0.21%	)	—		—		—

Net Expenses	1.74%	**	1.74%		1.95%		1.95%		1.95%	**

Net Investment Income	2.33%	**	2.16%		3.49%		4.74%		5.22%	**
Portfolio Turnover Rate	14%	**	78%		63%		63%		160%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from May 1, 2000 (initial issue date of Class A and B shares) through December 31, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term U.S. Government Fund	Six-Month Period Ended June 30		Three-Month Period Ended December 31 #
Class C	2004		2003
Net Asset Value at Beginning of Period	$9.60		$9.71
Loss From Investment Operations
Net Investment Income (Loss)	0.12		(0.03)
Net Realized and Unrealized Loss on Investments	(0.15)		(0.01)

Total from Investment Operations	(0.03)		(0.04)
Less Distributions
Dividends from Net Investment Income	(0.15)		(0.07)

Net Asset Value at End of Period	$9.42		$9.60

Total Return†	(0.35%	)*	(0.27%	) *
Net Assets at End of Period (000’s)	$97		$99
Ratios to Average Net Assets:
Gross Expenses	2.16%	**	43.56%	**
Required Reimbursement^	(0.21%	)**	(41.61%	)**
Voluntary Reimbursement^	(0.21%	)**	(0.21%	)**

Net Expenses	1.74%	**	1.74%	**

Net Investment Income (Loss)	2.34%	**	(0.93%	)**
Portfolio Turnover Rate	14%	**	78%	**

Safeco Intermediate-Term Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$8.51		$8.57		$8.40		$8.29		$7.90		$8.65
Income (Loss) From Investment Operations
Net Investment Income	0.14		0.31		0.39		0.43		0.46		0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)		(0.03)		0.20		0.11		0.39		(0.75)

Total from Investment Operations	—		0.28		0.59		0.54		0.85		(0.36)
Less Distributions
Dividends from Net Investment Income	(0.15)		(0.34)		(0.42)		(0.43)		(0.46)		(0.39)

Net Asset Value at End of Period	$8.36		$8.51		$8.57		$8.40		$8.29		$7.90

Total Return†	0.04%	*	3.30%		7.18%		6.69%		11.19%		(4.24% )
Net Assets at End of Period (000’s)	$1,460		$1,166		$1,282		$1,092		$539		$573
Ratios to Average Net Assets:
Gross Expenses	2.19%	**	2.05%		1.95%		1.97%		2.07%		1.87%
Required Reimbursement^	(1.04%	)**	(0.90%	)	(0.80%	)	(0.82%	)	(0.92%	)	(0.66% )
Voluntary Reimbursement^	(0.16%	)**	(0.16%	)	—		—		—		—

Net Expenses	0.99%	**	0.99%		1.15%		1.15%		1.15%		1.21%

Net Investment Income	3.45%	**	3.60%		4.48%		5.12%		5.80%		4.79%
Portfolio Turnover Rate	45%	**	51%		93%		126%		102%		147%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$8.51		$8.56		$8.40		$8.28		$7.89		$8.64
Income (Loss) From Investment Operations
Net Investment Income	0.11		0.24		0.32		0.37		0.40		0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.02)		0.19		0.12		0.39		(0.75)

Total from Investment Operations	(0.04)		0.22		0.51		0.49		0.79		(0.43)
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.27)		(0.35)		(0.37)		(0.40)		(0.32)

Net Asset Value at End of Period	$8.35		$8.51		$8.56		$8.40		$8.28		$7.89

Total Return†	(0.45%	)*	2.65%		6.26%		6.03%		10.39%		(4.98% )
Net Assets at End of Period (000’s)	$699		$1,020		$1,024		$915		$746		$924
Ratios to Average Net Assets:
Gross Expenses	2.89%	**	2.78%		2.67%		2.76%		2.79%		2.61%
Required Reimbursement^	(0.99%	)**	(0.88%	)	(0.77%	)	(0.86%	)	(0.89%	)	(0.67% )
Voluntary Reimbursement^	(0.16%	)**	(0.16%	)	—		—		—		—

Net Expenses	1.74%	**	1.74%		1.90%		1.90%		1.90%		1.94%

Net Investment Income	2.68%	**	2.89%		3.76%		4.40%		5.08%		4.02%
Portfolio Turnover Rate	45%	**	51%		93%		126%		102%		147%

Safeco Intermediate-Term Bond Fund	Six-Month Period Ended June 30		Three-Month Period Ended December 31 #
Class C	2004		2003
Net Asset Value at Beginning of Period	$8.50		$8.56
Income From Investment Operations
Net Investment Income	0.11		0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)		(0.03)

Total from Investment Operations	(0.03)		0.01
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.07)

Net Asset Value at End of Period	$8.35		$8.50

Total Return†	(0.34%	)*	0.01%	*
Net Assets at End of Period (000’s)	$98		$99
Ratios to Average Net Assets:
Gross Expenses	2.73%	**	42.54%	**
Required Reimbursement^	(0.83%	)**	(40.64%	)**
Voluntary Reimbursement^	(0.16%	)**	(0.16%	)**

Net Expenses	1.74%	**	1.74%	**

Net Investment Income	2.69%	**	1.90%	**
Portfolio Turnover Rate	45%	**	51%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$12.69		$12.67	$12.40	$12.50	$11.05	$12.74
Income (Loss) From Investment Operations
Net Investment Income	0.30		0.56	0.57	0.58	0.53	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		0.03	0.43	(0.11)	1.45	(1.69)

Total from Investment Operations	(0.11)		0.59	1.00	0.47	1.98	(1.17)
Less Distributions
Dividends from Net Investment Income	(0.28)		(0.53)	(0.51)	(0.57)	(0.53)	(0.52)
Distributions in Excess of Net Investment Income	—		—	(0.04)	—	—	—
Distributions from Realized Gains	(0.02)		(0.04)	(0.18)	—	—	—

Total Distributions	(0.30)		(0.57)	(0.73)	(0.57)	(0.53)	(0.52)

Net Asset Value at End of Period	$12.28		$12.69	$12.67	$12.40	$12.50	$11.05

Total Return†	(1.01%	)*	4.79%	8.31%	3.82%	18.41%	(9.41% )
Net Assets at End of Period (000’s)	$1,081		$741	$636	$645	$675	$740
Ratios to Average Net Assets:
Gross Expenses	1.06%	**	1.06%	1.06%	1.06%	1.05%	1.07%
Voluntary Reimbursement^	(0.20%	)**	(0.20% )	—	—	—	—

Net Expenses	0.86%	**	0.86%	1.06%	1.06%	1.05%	1.07%

Net Investment Income	4.57%	**	4.49%	4.25%	4.66%	4.62%	4.36%
Portfolio Turnover Rate	5%	**	19%	25%	32%	26%	25%

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$12.66		$12.65	$12.39	$12.49	$11.04	$12.73
Income (Loss) From Investment Operations
Net Investment Income	0.24		0.47	0.48	0.49	0.45	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.40)		0.02	0.42	(0.11)	1.45	(1.69)

Total from Investment Operations	(0.16)		0.49	0.90	0.38	1.90	(1.26)
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.44)	(0.42)	(0.48)	(0.45)	(0.43)
Distributions in Excess of Net Investment Income	—		—	(0.04)	—	—	—
Distributions from Realized Gains	(0.02)		(0.04)	(0.18)	—	—	—

Total Distributions	(0.24)		(0.48)	(0.64)	(0.48)	(0.45)	(0.43)

Net Asset Value at End of Period	$12.26		$12.66	$12.65	$12.39	$12.49	$11.04

Total Return†	(1.31%	)*	3.96%	7.47%	3.02%	17.63%	(10.07% )
Net Assets at End of Period (000’s)	$505		$1,021	$1,111	$1,613	$1,176	$799
Ratios to Average Net Assets:
Gross Expenses	1.78%	**	1.76%	1.77%	1.80%	1.72%	1.80%
Voluntary Reimbursement^	(0.17%	)**	(0.15% )	—	—	—	—

Net Expenses	1.61%	**	1.61%	1.77%	1.80%	1.72%	1.80%

Net Investment Income	3.78%	**	3.74%	3.54%	3.97%	3.88%	3.63%
Portfolio Turnover Rate	5%	**	19%	25%	32%	26%	25%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		Three-Month Period Ended December 31#
Class C	2004		2003
Net Asset Value at Beginning of Period	$12.66		$12.55
Income From Investment Operations
Net Investment Income	0.24		0.14
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)		0.09

Total from Investment Operations	(0.17)		0.23
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.11)
Distributions from Realized Gains	(0.02)		(0.01)

Total Distributions	(0.24)		(0.12)

Net Asset Value at End of Period	$12.25		$12.66

Total Return†	(1.38%	)*	1.91%	*
Net Assets at End of Period (000’s)	$98		$101
Ratios to Average Net Assets:
Gross Expenses	2.04%	**	4.09%	**
Required Reimbursement^	(0.14%	)**	(2.19%	)**
Voluntary Reimbursement^	(0.29%	)**	(0.29%	)**

Net Expenses	1.61%	**	1.61%	**

Net Investment Income	3.80%	**	4.60%	**
Portfolio Turnover Rate	5%	**	19%	**

Safeco Municipal Bond Fund	Six-Month Period Ended June 30	For the Year Ended December 31
Class A	2004	2003	2002	2001	2000	1999
Net Asset Value at Beginning of Period	$14.45	$14.46	$13.98	$13.97	$12.90	$14.45
Income (Loss) From Investment Operations
Net Investment Income	0.31	0.66	0.66	0.66	0.65	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.45)	0.13	0.69	0.02	1.07	(1.55)

Total from Investment Operations	(0.14)	0.79	1.35	0.68	1.72	(0.91)
Less Distributions
Dividends from Net Investment Income	(0.29)	(0.63)	(0.64)	(0.64)	(0.65)	(0.64)
Distributions from Realized Gains	(0.09)	(0.17)	(0.23)	(0.03)	—	—

Total Distributions	(0.38)	(0.80)	(0.87)	(0.67)	(0.65)	(0.64)

Net Asset Value at End of Period	$13.93	$14.45	$14.46	$13.98	$13.97	$12.90

Total Return†	(0.94% )*	5.66%	9.99%	4.92%	13.76%	(6.47% )
Net Assets at End of Period (000’s)	$7,343	$6,538	$3,787	$1,273	$1,052	$929
Ratios to Average Net Assets:
Expenses	0.89% **	0.87%	0.89%	0.98%	0.97%	0.98%
Net Investment Income	4.41% **	4.58%	4.74%	4.63%	4.96%	4.66%
Portfolio Turnover Rate	8% **	20%	19%	9%	32%	17%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Municipal Bond Fund	Six-Month Period Ended June 30	For the Year Ended December 31
Class B	2004	2003		2002	2001	2000	1999
Net Asset Value at Beginning of Period	$14.42	$14.42		$13.95	$13.94	$12.88	$14.43
Income (Loss) From Investment Operations
Net Investment Income	0.26	0.55		0.55	0.55	0.56	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	0.14		0.68	0.02	1.06	(1.55)

Total from Investment Operations	(0.20)	0.69		1.23	0.57	1.62	(1.01)
Less Distributions
Dividends from Net Investment Income	(0.24)	(0.52)		(0.53)	(0.53)	(0.56)	(0.54)
Distributions from Realized Gains	(0.09)	(0.17)		(0.23)	(0.03)	—	—

Total Distributions	(0.33)	(0.69)		(0.76)	(0.56)	(0.56)	(0.54)

Net Asset Value at End of Period	$13.89	$14.42		$14.42	$13.95	$13.94	$12.88

Total Return†	(1.38% )*	4.93%		9.07%	4.14%	12.87%	(7.14% )
Net Assets at End of Period (000’s)	$2,717	$3,141		$2,494	$1,236	$686	$1,322
Ratios to Average Net Assets:
Expenses	1.68% **	1.66%		1.68%	1.73%	1.71%	1.70%
Net Investment Income	3.69% **	3.78%		3.86%	3.87%	4.24%	3.94%
Portfolio Turnover Rate	8% **	20%		19%	9%	32%	17%

Safeco Municipal Bond Fund	Six-Month Period Ended June 30	Three-Month Period Ended December 31 #
Class C	2004	2003
Net Asset Value at Beginning of Period	$14.42	$14.45
Income From Investment Operations
Net Investment Income	0.25	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	0.04

Total from Investment Operations	(0.21)	0.20
Less Distributions
Dividends from Net Investment Income	(0.23)	(0.13)
Distributions from Realized Gains	(0.09)	(0.10)

Total Distributions	(0.32)	(0.23)

Net Asset Value at End of Period	$13.89	$14.42

Total Return†	(1.46% )*	1.40%	*
Net Assets at End of Period (000’s)	$154	$100
Ratios to Average Net Assets:
Expenses	1.85% **	43.13%	**
Required Reimbursement^	—	(41.26%	)**

Net Expenses	1.85% **	1.87%	**

Net Investment Income	3.56% **	4.36%	**
Portfolio Turnover Rate	8% **	20%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

	Class A		Class B		Class C
Safeco Intermediate-Term Municipal Bond Fund	Six-Month Period Ended June 30	Ten-Month Period Ended December 31 #	Six-Month Period Ended June 30	Ten-Month Period Ended December 31 #	Six-Month Period Ended June 30	Ten-Month Period Ended December 31 #
	2004	2003	2004	2003	2004	2003
Net Asset Value at Beginning of Period	$11.14	$11.21	$11.13	$11.21	$11.13	$11.21
Income (Loss) from Investment Operations
Net Investment Income	0.20	0.32	0.16	0.26	0.16	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)	(0.01)	(0.32)	(0.02)	(0.32)	(0.02)

Total from Investment Operations	(0.12)	0.31	(0.16)	0.24	(0.16)	0.24
Less Distributions
Dividends from Net Investment Income	(0.20)	(0.32)	(0.16)	(0.26)	(0.16)	(0.26)
Distributions from Realized Gains	(0.02)	(0.06)	(0.02)	(0.06)	(0.02)	(0.06)

Total Distributions	(0.22)	(0.38)	(0.18)	(0.32)	(0.18)	(0.32)

Net Asset Value at End of Period	$10.80	$11.14	$10.79	$11.13	$10.79	$11.13

Total Return†*	(1.11% )	3.07%	(1.48% )	2.38%	(1.48% )	2.39%
Net Assets at End of Period (000’s)	$324	$416	$152	$150	$107	$99
Ratios to Average Net Assets:
Gross Expenses**	1.32%	7.70%	2.24%	16.43%	2.33%	20.82%
Required Reimbursement^**	(0.17% )	(6.55% )	(0.34% )	(14.53% )	(0.43% )	(18.92% )
Voluntary Reimbursement^**	(0.30% )	(0.30% )	(0.30% )	(0.30% )	(0.30% )	(0.30% )

Net Expenses**	0.85%	0.85%	1.60%	1.60%	1.60%	1.60%

Net Investment Income**	3.57%	3.51%	2.82%	2.78%	2.81%	2.81%
Portfolio Turnover Rate**	3%	22%	3%	22%	3%	22%

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income	—	^^	0.01		0.01		0.04		0.06		0.05
Less Distributions	—	^^	(0.01)		(0.01)		(0.04)		(0.06)		(0.05)

Net Asset Value at End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.21%	*	0.55%		1.28%		3.75%		5.91%		4.64%
Net Assets at End of Period (000’s)	$5,488		$6,641		$5,429		$5,193		$4,532		$3,554
Ratios to Average Net Assets:
Gross Expenses	1.12%	**	0.98%		0.96%		0.99%		1.04%		1.00%
Required Reimbursement^	(0.33%	)**	(0.20%	)	(0.17%	)	(0.19%	)	(0.24%	)	(0.20%	)

Net Expenses	0.79%	**	0.78%		0.79%		0.80%		0.80%		0.80%

Net Investment Income	0.43%	**	0.54%		1.26%		3.68%		5.88%		4.60%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.
^	See Note 6 to the financial statements.
^^	Amounts are less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2004		2003		2002		2001		2000		1999
Net Asset Value at Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income	—	^^	0.01		0.01		0.04		0.06		0.05
Less Distributions	—	^^	(0.01)		(0.01)		(0.04)		(0.06)		(0.05)

Net Asset Value at End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.21%	*	0.55%		1.28%		3.75%		5.93%		4.65%
Net Assets at End of Period (000’s)	$1,194		$1,173		$1,081		$1,192		$742		$979
Ratios to Average Net Assets:
Gross Expenses	1.20%	**	1.17%		1.03%		1.00%		1.13%		1.08%
Required Reimbursement^	(0.41%	)**	(0.39%	)	(0.24%	)	(0.20%	)	(0.33%	)	(0.26%	)

Net Expenses	0.79%	**	0.78%		0.79%		0.80%		0.80%		0.82%

Net Investment Income	0.42%	**	0.56%		1.27%		3.61%		5.78%		4.56%

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31						Eight-Month Period Ended December 31 #
Class C	2004		2003		2002		2001		2000
Net Asset Value at Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income	—	^^	0.01		0.01		0.04		0.04
Less Distributions	—	^^	(0.01)		(0.01)		(0.04)		(0.04)

Net Asset Value at End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.21%	*	0.55%		1.28%		3.75%		4.08%	*
Net Assets at End of Period (000’s)	$124		$138		$123		$112		$100
Ratios to Average Net Assets:
Gross Expenses	1.05%	**	1.01%		1.18%		0.88%		0.98%	**
Required Reimbursement^	(0.26%	)**	(0.23%	)	(0.39%	)	(0.08%	)	(0.18%	)**

Net Expenses	0.79%	**	0.78%		0.79%		0.80%		0.80%	**

Net Investment Income	0.43%	**	0.54%		1.27%		3.64%		5.93%	**

*	Not annualized.
**	Annualized.
#	For the period from May 1, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 6 to the financial statements
^^	Amounts are less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

(Unaudited)

1.    GENERAL

This financial report is on the 15 Safeco Mutual Funds that issue Class A, B, C and Institutional shares. Each Fund is a series of one of the following trusts (each a “Trust”) listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Common Stock Trust

Safeco Growth Opportunities Fund

Safeco Core Equity Fund

Safeco Large-Cap Value Fund

Safeco Multi-Cap Core Fund

Safeco International Stock Fund

Safeco Balanced Fund

Safeco Small-Cap Value Fund

Safeco Large-Cap Growth Fund

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Government Fund

Safeco Managed Bond Trust

Safeco Intermediate-Term Bond Fund

Safeco Tax-Exempt Bond Trust

Safeco California Tax-Free Income Fund

Safeco Municipal Bond Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

The Funds offer up to five classes of shares:

*	Investor Class shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

*	Institutional Class shares (International Stock Fund only)—sold directly to financial institutions subject to minimum investment requirements as outlined in the Prospectus.

Each class of shares has equal rights as to earnings and assets except that each class bears different transfer agent, shareholder service, and distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. For the Common Stock Trust, Class B shares automatically convert to Class A shares after the sixth anniversary of issuance. Class B shares of the High-Yield Bond, California Tax-Free Income, Municipal Bond, and Money Market Funds automatically convert to Class A shares after the sixth anniversary of issuance. Class B shares of the Intermediate-Term U.S. Government, Intermediate-Term Bond, and Intermediate-Term Municipal Bond Funds automatically convert to class A shares after the fifth anniversary of issuance.

Notes to Financial Statements

(Unaudited)

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

On March 15, 2004, Safeco Corporation, the parent company of Safeco Asset Management Company (SAM), which serves as the Funds’ investment advisor, announced that it had entered into an agreement to sell SAM, Safeco Securities, Inc., the Funds’ distributor and Safeco Services Corporation, the Funds’ transfer agent, as part of a larger transaction to sell its life insurance and investment businesses (collectively “Safeco Life and Investments”) to a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway, Inc. The holding company was subsequently named Symetra Financial Corporation. As of August 2, 2004 the sale closed. See Note 9 to the financial statements for further disclosure.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded primarily on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Values for fixed income portfolio securities (other than short-term securities) are based on matrix pricing models, which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the respective fund. Securities in the money market funds are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Trustees to represent the fair value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Funds’ ability to manage their investment portfolios and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

Dividend and Interest Income Recognition.    Dividend income less foreign taxes withheld (if any) for the Common Stock Trust is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Bond premiums and discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is recorded on an accrual basis.

Securities Lending Income.    The Common Stock Trust (excluding the International Stock and Large-Cap Growth Funds), High-Yield Bond and the Intermediate- Term Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least 102% of the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or each Fund. Upon termination of the loan, the borrower is required to return to each Fund securities identical to the loaned securities. The Funds generally share the interest earned on the cash collateral with the borrower and the securities lending administrator. Gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of each Fund.

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

Redemption Fees.    Effective July 1, 2004, shares held for less than 30 days in the Class A and the Institutional Class shares of the Funds, other than the Money Market Fund, are subject to an early to redemption fee equal 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement reporting purposes. As indicated in the Funds prospectus, Class B and Class C shares are not subject to these redemption fees.

Dividends and Distributions to Shareholders.    For the Growth Opportunities, Multi-Cap Core, International Stock, Small-Cap Value and Large-Cap Growth Funds, net investment income (if any) is distributed to shareholders on the last business day (ex-dividend date) of December. For the Core Equity, Large-Cap Value, and Balanced Funds, net investment income (if any) is distributed as of the last business day of March, June, September and December. Net investment income for Funds in the Taxable Bond Trust, Managed Bond Trust, Tax-Exempt Bond Trust and Money Market Trust is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. For all Funds, net gains realized from security transactions on investments, if any, are normally distributed to shareholders in March and December. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner that results in no taxes to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust intend to satisfy conditions that will enable it to pay dividends which, for shareholders, are exempt from Federal income taxes. However, certain Fund distributions may be taxable, including any portion of dividends representing net capital gains and income derived from certain bonds bought below their issue price (at a discount).

Notes to Financial Statements

(Unaudited)

Foreign Currency Translation.    The accounting records of the International Stock Fund are maintained in U.S. Dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. Dollars at prevailing exchange rates. Purchases and sales of investment securities, and dividend and interest income, are translated at the rates of exchange prevailing on the respective dates of such transactions. The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Stock Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Foreign Exchange Contracts.    The International Stock Fund may enter into foreign currency exchange contracts and forward foreign currency exchange contracts as a way of managing foreign currency exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses on foreign currency contracts are recorded on settlement date of the foreign currency exchange contract and are included in the Statements of Assets and Liabilities and the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. With respect to forward foreign currency exchange contracts, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the Fund.

Estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2004 (in thousands):

	Purchases	Sales
Growth Opportunities Fund	$82,073	$115,770
Core Equity Fund	65,569	123,459
Large-Cap Value Fund	35,387	39,811
Multi-Cap Core Fund	16,326	20,757
International Stock Fund	5,314	3,273
Balanced Fund	3,986	4,921
Small-Cap Value Fund	29,908	10,525
Large-Cap Growth Fund	2,811	2,231
High-Yield Bond Fund	20,743	28,269
Intermediate-Term U.S. Government Fund	4,925	11,346
Intermediate-Term Bond Fund	2,089	2,650
California Tax-Free Income Fund	2,220	8,198
Municipal Bond Fund	22,502	25,356
Intermediate-Term Municipal Bond Fund	533	260

Purchases include $611, $924 and $946 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Government, and Intermediate-Term Bond Funds, respectively.

Sales include $1,160, $6,806 and $1,447 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Government, and Intermediate-Term Bond Funds, respectively.

Notes to Financial Statements

(Unaudited)

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Estimated components of distributable earnings on a tax basis at June 30, 2004, were as follows (in thousands):

	Growth Opportunities Fund	Core Equity Fund	Large-Cap Value Fund	Multi-Cap Core Fund
Federal Tax Cost on Investments	$527,172	$494,937	$123,334	$72,368

Gross Unrealized Appreciation on Investments	$189,639	$220,094	$35,853	$30,016
Gross Unrealized Depreciation on Investments	(34,529)	(17,659)	(3,827)	(4,566)

Net Unrealized Appreciation on Investments	155,110	202,435	32,026	25,450
Undistributed Income (Loss)	(1,175)	—	—	(54)
Realized Capital Gain (Loss)—Current Period	8,571	31,474	6,978	7,103
Capital Loss Carryforward*	(149,762)	(65,574)	(5,802)	(12,689)

Distributable Earnings	$12,744	$168,335	$33,202	$19,810

	International Stock Fund	Balanced Fund	Small-Cap Value Fund	Large-Cap Growth Fund
Federal Tax Cost on Investments	$28,540	$17,654	$75,955	$5,960

Gross Unrealized Appreciation on Investments	$9,499	$2,370	$21,130	$844
Gross Unrealized Depreciation on Investments	(1,833)	(454)	(1,398)	(209)

Net Unrealized Appreciation on Investments	7,666	1,916	19,732	635
Undistributed Income (Loss)	342	—	128	(18)
Realized Capital Gain (Loss)—Current Period	259	329	722	19
Capital Loss Carryforward*	(6,921)	(1,101)	(5,088)	(774)
Deferred Loss**	(117)	—	—	(95)

Distributable Earnings	$1,229	$1,144	$15,494	$(233)

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow (in thousands):

	2007	2008	2009	2010	2011	Total
Growth Opportunities Fund	$36	$—	$7,990	$82,677	$59,059	$149,762
Core Equity Fund	—	—	18,667	25,302	21,605	65,574
Large-Cap Value Fund	—	462	298	4,526	516	5,802
Multi-Cap Core Fund	—	167	4,512	6,946	1,064	12,689
International Stock Fund	—	—	3,062	2,532	1,327	6,921
Balanced Fund	—	100	—	686	315	1,101
Small-Cap Value Fund	4,351	—	737	—	—	5,088
Large-Cap Growth Fund	—	—	—	451	323	774

**	From November 1, 2003, through December 31, 2003, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting are attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, classification of paydown gains and losses, redemption fees, and amortization methods of deferred offering costs.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS (continued)

Estimated components of distributable earnings on a tax basis at June 30, 2004, were as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Government Fund	Intermediate-Term Bond Fund
Federal Tax Cost on Investments	$41,668	$67,682	$9,618

Gross Unrealized Appreciation on Investments	$2,066	$468	$130
Gross Unrealized Depreciation on Investments	(624)	(1,585)	(136)

Net Unrealized Appreciation on Investments	1,442	(1,117)	(6)
Undistributed Realized Capital Gain (Loss)—Current Period	596	47	9
Capital Loss Carryforward*	(26,548)	(1,398)	(237)
Deferred Loss **	—	(46)	—

Distributable Earnings	$(24,510)	$(2,514)	$(234)

	California Tax- Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Federal Tax Cost on Investments	$77,874	$505,367	$16,175

Gross Unrealized Appreciation on Investments	$3,765	$38,672	$584
Gross Unrealized Depreciation on Investments	(169)	(37)	(41)

Net Unrealized Appreciation on Investments	3,596	38,635	543
Undistributed Income	17	107	—
Undistributed Realized Capital Gain (Loss)—Current Period	917	3,568	2

Distributable Earnings	$4,530	$42,310	$545

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carry forwards for Federal income tax purposes, which expire as follows (in thousands):

	2004	2005	2006	2007	2008	2009	2010	2011	Total
High-Yield Bond Fund	$339	$—	$58	$1,769	$4,090	$11,224	$8,183	$885	$26,548
Intermediate-Term U.S. Government Fund	—	—	—	742	656	—	—	—	1,398
Intermediate-Term Bond Fund	—	—	—	43	82	—	112	—	237

**	From November 1, 2003, through December 31, 2003, the funds incurred net realized capital losses. As permitted by tax regulations, the fund has elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting are attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, redemption fees, and the classification of paydown gains and losses.

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco Growth Opportunities Fund
Shares:
Sales	1,087	3,665	425	770	18	39	—	1
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(2,019)	(7,773)	(295)	(1,010)	(140)	(97)	—	(2)

Net Change	(932)	(4,108)	130	(240)	(122)	(58)	—	(1)

Amounts:
Sales	$27,930	$71,571	$10,718	$15,684	$424	$676	$7	$11
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(51,511)	(154,829)	(7,373)	(20,480)	(3,331)	(1,783)	—	(34)

Net Change	$(23,581)	$(83,258)	$3,345	$(4,796)	$(2,907)	$(1,107)	$7	$(23)

	Safeco Core Equity Fund
Shares:
Sales	755	3,532	192	350	24	58	1	2
Reinvestments	52	306	1	5	—	—	—	—
Redemptions	(4,272)	(9,757)	(131)	(420)	(144)	(198)	—	—

Net Change	(3,465)	(5,919)	62	(65)	(120)	(140)	1	2

Amounts:
Sales	$12,787	$51,062	$3,263	$5,286	$395	$836	$15	$25
Reinvestments	878	4,537	9	66	—	—	—	—
Redemptions	(72,335)	(142,252)	(2,209)	(6,399)	(2,369)	(2,905)	(3)	(5)

Net Change	$(58,670)	$(86,653)	$1,063	$(1,047)	$(1,974)	$(2,069)	$12	$20

	Safeco Large-Cap Value Fund
Shares:
Sales	419	1,234	23	43	3	32	1	1
Reinvestments	17	98	—	—	—	—	—	—
Redemptions	(721)	(1,924)	(17)	(14)	(5)	(20)	—	—

Net Change	(285)	(592)	6	29	(2)	12	1	1

Amounts:
Sales	$7,969	$19,083	$438	$724	$65	$526	$18	$8
Reinvestments	325	1,628	2	8	—	3	—	—
Redemptions	(13,638)	(30,311)	(320)	(232)	(109)	(332)	—	—

Net Change	$(5,344)	$(9,600)	$120	$500	$(44)	$197	$18	$8

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco Multi-Cap Core Fund
Shares:
Sales	198	385	77	107	10	21	—	3
Reinvestments	—	1	—	—	—	—	—	—
Redemptions	(378)	(585)	(31)	(83)	(61)	(71)	(3)	—

Net Change	(180)	(199)	46	24	(51)	(50)	(3)	3

Amounts:
Sales	$4,242	$6,609	$1,595	$1,753	$187	$336	$1	$51
Reinvestments	—	17	—	—	—	—	—	—
Redemptions	(7,983)	(9,777)	(645)	(1,263)	(1,191)	(1,155)	(61)	—

Net Change	$(3,741)	$(3,151)	$950	$490	$(1,004)	$(819)	$(60)	$51

	Investor Class		Class A		Class B		Class C		Institutional Class
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco International Stock Fund
Shares:
Sales	384	660	38	1,361	3	14	—	6	38	872
Reinvestments	—	19	—	1	—	—	—	—	—	4
Redemptions	(226)	(588)	(47)	(1,320)	(10)	(32)	—	(6)	(51)	(49)

Net Change	158	91	(9)	42	(7)	(18)	—	—	(13)	827

Amounts:
Sales	$4,206	$5,772	$415	$10,732	$24	$113	$1	$53	$422	$7,663
Reinvestments	—	198	—	14	—	4	—	—	—	44
Redemptions	(2,463)	(5,101)	(512)	(10,417)	(105)	(279)	—	(54)	(558)	(475)

Net Change	$1,743	$869	$(97)	$329	$(81)	$(162)	$1	$(1)	$(136)	$7,232

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003****
	Safeco Balanced Fund
Shares:
Sales	78	260	27	53	15	44	—	9
Reinvestments	4	20	1	2	—	2	—	—
Redemptions	(137)	(188)	(19)	(67)	(29)	(53)	—	—

Net Change	(55)	92	9	(12)	(14)	(7)	—	9

Amounts:
Sales	$932	$2,824	$328	$584	$172	$480	$1	$100
Reinvestments	50	213	6	28	4	21	—	—
Redemptions	(1,635)	(2,035)	(222)	(698)	(344)	(575)	—	—

Net Change	$(653)	$1,002	$112	$(86)	$(168)	$(74)	$1	$100

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from March 7, 2003 (initial issue date of Institutional Class shares) through December 31, 2003.
****	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Small-Cap Value Fund
Shares:
Sales	1,345	1,136	83	176	1	15	1	7
Reinvestments	—	15	—	1	—	—	—	—
Redemptions	(376)	(1,484)	(26)	(124)	(26)	(22)	—	—

Net Change	969	(333)	57	53	(25)	(7)	1	7

Amounts:
Sales	$26,335	$16,760	$1,598	$2,497	$24	$226	$14	$101
Reinvestments	—	280	—	8	—	—	—	—
Redemptions	(7,333)	(22,817)	(483)	(1,668)	(483)	(309)	—	—

Net Change	$19,002	$(5,777)	$1,115	$837	$(459)	$(83)	$14	$101

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco Large-Cap Growth Fund
Shares:
Sales	74	95	13	14	1	4	—	1
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(9)	(57)	(2)	(2)	—	(1)	—	—

Net Change	65	38	11	12	1	3	—	1

Amounts:
Sales	$685	$788	$119	$120	$12	$32	$1	$4
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(84)	(468)	(15)	(13)	(1)	(7)	—	—

Net Change	$601	$320	$104	$107	$11	$25	$1	$4

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco High-Yield Bond Fund
Shares:
Sales	2,005	6,902	258	1,715	14	17	17	9
Reinvestments	168	435	10	18	3	8	1	1
Redemptions	(2,670)	(7,290)	(458)	(1,640)	(40)	(42)	(1)	(1)

Net Change	(497)	47	(190)	93	(23)	(17)	17	9

Amounts:
Sales	$11,775	$36,932	$1,519	$9,111	$84	$87	$100	$51
Reinvestments	977	2,364	64	96	16	45	5	4
Redemptions	(15,561)	(39,348)	(2,699)	(8,882)	(234)	(223)	(5)	(7)

Net Change	$(2,809)	$(52)	$(1,116)	$325	$(134)	$(91)	$100	$48

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Intermediate-Term U.S. Government Fund
Shares:
Sales	160	3,019	68	537	4	318	—	10
Issued on Merger (Note 9)	—	2,246	—	453	—	299	—	—
Reinvestments	83	210	8	8	3	3	—	—
Redemptions	(846)	(1,968)	(93)	(59)	(68)	(47)	—	—

Net Change	(603)	3,507	(17)	939	(61)	573	—	10

Amounts:
Sales	$1,534	$7,556	$654	$811	$37	$189	$—	$100
Value of Shares Issued on Merger (Note 9)	—	21,744	—	4,382	—	2,897	—	—
Reinvestments	794	2,040	74	77	28	34	—	—
Redemptions	(8,096)	(19,096)	(896)	(569)	(648)	(454)	—	—

Net Change	$(5,768)	$12,244	$(168)	$4,701	$(583)	$2,666	$—	$100

	Safeco Intermediate-Term Bond Fund
Shares:
Sales	75	122	47	614	2	16	—	12
Reinvestments	6	20	3	5	1	3	—	—
Redemptions	(72)	(229)	(12)	(632)	(39)	(19)	—	—

Net Change	9	(87)	38	(13)	(36)	—	—	12

Amounts:
Sales	$641	$1,048	$404	$5,251	$11	$140	$—	$100
Reinvestments	55	172	18	44	9	26	—	—
Redemptions	(616)	(1,954)	(100)	(5,403)	(328)	(163)	—	—

Net Change	$80	$(734)	$322	$(108)	$(308)	$3	$—	$100

	Safeco California Tax-Free Income Fund
Shares:
Sales	220	1,589	38	36	—	10	—	8
Reinvestments	101	256	1	2	1	3	—	—
Redemptions	(504)	(2,450)	(10)	(30)	(40)	(20)	—	—

Net Change	(183)	(605)	29	8	(39)	(7)	—	8

Amounts:
Sales	$2,787	$19,950	$480	$461	$—	$130	$—	$100
Reinvestments	1,274	3,227	12	22	12	32	—	—
Redemptions	(6,340)	(30,864)	(119)	(368)	(509)	(254)	—	—

Net Change	$(2,279)	$(7,687)	$373	$115	$(497)	$(92)	$—	$100

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003***
	Safeco Municipal Bond Fund
Shares:
Sales	1,837	16,199	405	1,094	(9)	67	4	7
Reinvestments	691	1,603	8	17	3	8	—	—
Redemptions	(2,718)	(18,217)	(338)	(921)	(16)	(30)	—	—

Net Change	(190)	(415)	75	190	(22)	45	4	7

Amounts:
Sales	$26,432	$233,513	$5,661	$15,743	$(139)	$972	$60	$100
Reinvestments	9,919	23,123	109	252	46	113	1	—
Redemptions	(38,583)	(262,964)	(4,827)	(13,295)	(226)	(425)	—	—

Net Change	$(2,232)	$(6,328)	$943	$2,700	$(319)	$660	$61	$100

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003†	2004*	2003†	2004*	2003†
	Safeco Intermediate-Term Municipal Bond Fund
Shares:
Sales	134	308	—	36	1	13	1	9
Reinvestments	16	40	—	1	—	—	—	—
Redemptions	(133)	(392)	(8)	—	—	—	—	—

Net Change	17	(44)	(8)	37	1	13	1	9

Amounts:
Sales	$1,486	$3,411	$5	$415	$7	$150	$10	$100
Reinvestments	175	437	5	7	—	1	—	—
Redemptions	(1,466)	(4,366)	(90)	—	—	—	—	—

Net Change	$195	$(518)	$(80)	$422	$7	$151	$10	$100

	Investor Class		Class A		Class B		Class C
	2004*	2003**	2004*	2003**	2004*	2003**	2004*	2003**
	Safeco Money Market Fund
Shares and Amounts ($):
Sales	49,827	261,850	3,743	9,254	683	717	22	27
Reinvestments	585	2,435	10	28	2	6	—	—
Redemptions	(120,646)	(267,712)	(4,906)	(8,070)	(664)	(632)	(36)	(12)

Net Change	(70,234)	(3,427)	(1,153)	1,212	21	91	(14)	15

*	For the six-month period ended June 30, 2004.
**	For the year ended December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
†	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds received investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below. See Note 9 to the financial statements.

Growth Opportunities, Core Equity, Large-Cap Value, Multi-Cap Core, and Balanced Funds:		Small-Cap Value Fund:		International Stock Fund:
First $250 million	.70%	First $250 million	.75%	First $250 million	1.00%
Next $500 million	.65	Next $500 million	.70	Next $500 million	.90
Next $500 million	.60	Next $500 million	.65	Over $750 million	.80
Over $1.25 billion	.55	Over $1.25 billion	.60

Large-Cap Growth Fund:		Intermediate-Term U.S. Government Fund:		High-Yield Bond Fund:
First $250 million	.80%	First $250 million	.55%	First $250 million	.65%
Next $500 million	.75	Next $500 million	.50	Next $500 million	.55
Next $500 million	.70	Next $500 million	.45	Over $750 million	.50
Over $1.25 billion	.65	Over $1.25 billion	.40

Intermediate-Term Bond Fund:		Intermediate-Term Municipal, Municipal and California Funds:		Money Market Fund:
First $750 million	.50%	First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45	Next $500 million	.45
Over $1.25 billion	.40	Over $750 million	.40	Next $500 million	.40
				Over $1.25 billion	.35

Safeco Asset Management Company paid sub-advisory fees for investment research and advice to the Bank of Ireland Asset Management Company (U.S.) Limited for the International Stock Fund and to RCM Capital Management LLC for the Large-Cap Growth Fund. See Note 9 to the financial statements.

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	.04%	First $200 million	.05%
Over $200 million	.01	Over $200 million	.01

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000. Low balance fees received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services. For financial statement presentation purposes, the amount of low balance fees collected are reported as other income in the Statement of Operations. Transfer agent expenses are recorded gross of the low balance fee offset.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2004 no such borrowings were outstanding. Interest rates on affiliated loans during the six-month period ended June 30, 2004 ranged from 0.97% to 1.04%. This arrangement was terminated on August 2, 2004.

Notes to Financial Statements

(Unaudited)

Line of Credit.    The Trusts, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $50 million is available to meet short-term financing needs. At June 30, 2004, no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2004, Safeco Insurance Company of America owned 450,000 shares (11% of outstanding shares) of the Multi-Cap Core Fund, 554,667 shares (8%) of the Intermediate-Term U.S. Government Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 708,095 shares (21%) of the International Stock Fund, 528,334 shares (32%) of the Balanced Fund, 500,000 shares (70%) of the Large-Cap Growth Fund and 463,785 shares (40%) of the Intermediate-Term Bond Fund.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company contractually agreed to reimburse the Funds (excluding the Large-Cap Growth Fund) for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market Fund and 0.40% for all other Funds.

Beginning October 31, 2001 (commencement of operations) through June 25, 2003, Safeco Asset Management Company voluntarily agreed to reimburse the Large-Cap Growth Fund for operating expenses which exceeded on an annual basis 0.60% of the Fund’s average daily net assets.

Beginning March 7, 2003 through June 30, 2004, Safeco Asset Management Company voluntarily agreed to reimburse all expenses of the Institutional Class of the International Stock Fund that exceed on an annual basis 1.10% of the average daily net assets for that class.

Beginning June 26, 2003 through June 30, 2004, Safeco Asset Management Company voluntarily agreed to reimburse all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets for each of the Classes of the following Funds:

	Class A	Class B	Class C
Large-Cap Growth Fund	1.40%	2.15%	2.15%
High-Yield Bond Fund	1.15	1.90	1.90
Intermediate-Term U.S. Government Fund	0.99	1.74	1.74
Intermediate-Term Bond Fund	0.99	1.74	1.74
California Tax-Free Income Fund	0.86	1.61	1.61
Intermediate-Term Municipal Bond Fund	0.85	1.60	1.60

See Note 9 to the financial statements.

Board of Trustees.    The Funds, along with several other funds not reported herein, pay each of the Trustees not affiliated with Safeco Corporation an annual retainer of $25,000. Independent Trustees receive an additional fee for attending each board and committee meeting.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the six-month period ended June 30, 2004 (in thousands):

Commissions Retained
Growth Opportunities Fund	$3
Core Equity Fund	2
Multi-Cap Core Fund	1
Small-Cap Value Fund	1
Municipal Bond Fund	1

7.    INVESTMENTS IN AFFILIATES

Each of the companies listed below is an affiliate of the Fund because the Fund owned at least 5%

of the company’s voting securities during the six-month period ended June 30, 2004.

(In Thousands)	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends	Realized Gain (Loss)	Market Value of Investments in Affiliates at June 30, 2004
Safeco Growth Opportunities Fund
Conceptus, Inc.*	1,247	—	(818)	429	$—	$1,767	$—
Harold’s Stores, Inc.	532	—	—	532	—	—	1,352
Matria Healthcare, Inc.*	586	—	(273)	313	—	2,274	—
Med-Design Corp.	1,173	—	(175)	998	—	(1,794)	2,076
Nastech Pharmaceutical Co., Inc.*	835	—	(608)	227	—	4,567	—
North American Scientific, Inc.*	676	—	(158)	518	—	(1,288)	—
Rent-Way, Inc.*	1,731	—	(654)	1,077	—	(556)	—
SpectRx, Inc.	861	—	—	861	—	—	1,335

					$—	$4,970	$4,763

*	Company was not an affiliate at the end of the period.

Notes to Financial Statements

(Unaudited)

8.    FUND MERGER

On September 26, 2003, pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees and the shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), the Treasury Fund merged into the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”). Under the terms of the reorganization, the Government Fund acquired all of the assets of the Treasury Fund in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund. The merger was consummated as a tax-free business reorganization pursuant to 368(a) of the Internal Revenue Code of 1986, as amended, with no gain or loss recognized by the Funds or Shareholders as a consequence of the reorganization. Unrealized appreciation on securities held by the Treasury Fund immediately before the merger was $657,000. Summarized financial information related to the reorganization is outlined below.

	Pre-Merger			Post-Merger
	Treasury Fund		Government Fund	Combined Government Fund
	Before Share Exchange	After Share Exchange
Investor Class
Net Assets	$21,743,798	$21,743,798	$49,617,504	$71,361,302
Treasury Fund Shares	2,025,166	—	—	—
Government Fund Shares	—	2,246,585	5,126,534	7,373,119
Net Asset Value Per Share	$10.74	$9.68	$9.68	$9.68
Exchange Ratio	1.1093	1.1093	—	—
Class A
Net Assets	$4,382,330	$4,382,330	$869,227	$5,251,557
Treasury Fund Shares	409,044	—	—	—
Government Fund Shares	—	452,617	89,776	542,393
Net Asset Value Per Share	$10.71	$9.68	$9.68	$9.68
Exchange Ratio	1.1065	1.1065	—	—
Class B
Net Assets	$2,896,760	$2,896,760	$418,793	$3,315,553
Treasury Fund Shares	269,421	—	—	—
Government Fund Shares	—	298,928	43,217	342,145
Net Asset Value Per Share	$10.75	$9.69	$9.69	$9.69
Exchange Ratio	1.1095	1.1095	—	—

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

9.    SUBSEQUENT EVENT

On August 2, 2004, Safeco Corporation announced that it had completed the sale of the Safeco Life and Investments division of Safeco Corporation to Symetra Financial Corporation. Among the entities included in this sale were Safeco Asset Management Company (SAM), Safeco Services, and Safeco Securities, all of which are affiliates of the Funds.

Symetra Financial Corporation made the decision to exit the mutual fund business. Effective August 2, 2004, Pioneer Investment Management, Inc. (Pioneer) was named the investment advisor for the Funds pursuant to an interim investment advisory agreement approved by the Board of Trustees of the Funds. The terms of the interim investment advisory agreements are substantially the same as the prior investment advisory agreements with SAM, with no change in the investment advisory fee schedule or the expense reimbursement arrangements. The investment advisory agreements with SAM and its sub-advisory agreements with RCM Capital Management LLC and Bank of Ireland Asset Management (U.S.) Limited have been terminated.

The Boards of Trustees for the Funds have also approved the plan of reorganization of each of the Funds into a corresponding Pioneer mutual fund. It is anticipated that shareholders of each Safeco mutual fund will be asked, at a meeting of shareholders to be held this fall, to consider the reorganization of that Safeco mutual fund into a similar mutual fund managed by Pioneer.

Trustees and Officers Information

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
INDEPENDENT (disinterested) TRUSTEES
Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (49)	Trustee	Served since August 8, 2002	Retired in 2003 from position as Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington.	22	Director of Cascade Natural Gas Corp., Seattle, Trustee for Financial Executives Research Foundation (Industry Group)
Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (58)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	22	Director of First Safeco National Life Insurance Co. of New York. Trustee, United Way of Skagit County. Board Chair Npower (non-profit organization providing technology assistance and training to other non-profits). Board of Directors, YMCA of Greater Seattle.
Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (66)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	22	Director of First Safeco National Life Insurance Co. of New York
Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (69)	Trustee	Served since August 1, 1985	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	22	Director of First Safeco National Life Insurance Co. of New York. Chairman of the Board of Directors for Cascade Natural Gas Corp., Seattle, Washington. Board Member of University of Washington Medical Center, Seattle, Washington.
John W. Schneider 4854 154th Place NE Redmond, WA 98052 (62)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	22	Director of First Safeco National Life Insurance Co. of New York
*	Mandatory retirement at age 72.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
INTERESTED TRUSTEE*
Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (53)	Trustee and Chairman; President	Served since May 7, 2003; Served as President or Sr. Vice President since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	22	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York
*	Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.
**	Mandatory retirement at age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
PRINCIPAL OFFICERS who are not Trustees
David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (47)	Vice President, Treasurer, and Controller	Served since August 7, 1997	Secretary of the Trusts from July 2000 through May 2004. Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.
William E. Crawford 5069 154th Place NE Redmond, WA 98052 (47)	Secretary	Served since May 6, 2004	Counsel of the Trusts since May 2001 and Assistant General Counsel of Safeco Life Insurance Company since February 1997.
Michael F. Murphy 4854 154th Place NE Redmond, WA 98052 (37)	Chief Compliance Officer	Served since November 6, 2003	Director of Compliance and Assistant Vice President for Thornburg Investment Management, Inc. and Thornburg Securities Corporation 1999-2003. Compliance Specialist for Technology Funding, Inc. 1997-1999.
David N. Evans 4854 154th Place NE Redmond, WA 98052 (31)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.
*	Annual Appointment

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at 1-800-528-6501 or by mail at Safeco Securities, Inc. P.O. Box 219241, Kansas City, MO 64121-9241.

A description of the Fund’s proxy voting policies and procedures are available without charge by calling 1-800-528-6501. The information is additionally available at http://www.sec.gov.

SAFECO MUTUAL FUNDS

INVESTMENT ADVISOR

Pioneer Investment Management, Inc.

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

JP Morgan Chase Bank

(International Stock Fund)

For Shareholder Services

1-800-528-6501

*All	telephone calls are tape-recorded
for	your protection.

For Financial Professionals

Only

1-800-706-0700

For 24-Hour Automated

Performance Information and Transactions

Nationwide: 1-800-463-8794

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO 64121-9241

Internet

www.safecofunds.com

Email

invest@safeco.com

Printed on Recycled Paper

Safeco® and the Safeco

Logo are trademarks of

Safeco Corporation

GMF-4415 8/04

ITEM 1.	REPORT TO SHAREHOLDERS

ITEM 2.	CODE OF ETHICS

Response is only required for annual Form N-CSR

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Response is only required for annual Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Response is only required for annual Form N-CSR

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 10.	CONTROLS AND PROCEDURES

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred in during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

ITEM 11.	EXHIBITS

(a) (1) Response is only required for annual Form N-CSR

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(a)(3) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safeco Money Market Trust

By:	/s/ Roger F. Harbin
Roger F. Harbin President

Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safeco Money Market Trust

By:	/s/ David H. Longhurst
David H. Longhurst Treasurer

Date: August 19, 2004